Exhibit 4.36

EXECUTION VERSION

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

COMMERCIAL SATELLITE

DELIVERY CONTRACT

TERMS AND CONDITIONS

BETWEEN

BOEING SATELLITE SYSTEMS

INTERNATIONAL, INC.

AND

SATÉLITES MEXICANOS, S.A. DE C.V.

13 March, 2012

Contract No. BSS-SATMEX-12-001B

The information contained in this Contract is proprietary to Boeing and Satmex and may not be disclosed or provided to any third party without the express written consent of both Boeing and Satmex.

(i)

BOEING / SATMEX PROPRIETARY

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

BOEING / SATMEX PROPRIETARY

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

BOEING / SATMEX PROPRIETARY

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

ARTICLE 44	Construction	94

ARTICLE 45	Counterparts	94

ARTICLE 46	No Third-Party Beneficiaries	94

ARTICLE 47	Lender Requirements and Customer Financial Reporting	94

ARTICLE 48	Waiver of Subrogation	95

ARTICLE 49	Language and Units of Measure	95

EXHIBITS

Exhibit A:	Statement of Work

Exhibit B:	Satellite and Common Subsystem Technical Specification

Exhibit B2:	F-2 (Satmex 7) Payload and Satellite Unique Technical Specification

Exhibit B4:	F-4 (Unassigned) Payload and Satellite Unique Technical Specification (to be added as of the F-4 Satellite CATP Date)

Exhibit B5:	Ground Products Technical Specification and Test Plan

Exhibit C:	Satellite Product Assurance Plan

Exhibit D:	Satellite Test Plan

Exhibit E	Milestone Payment Plan and Termination Liability Schedule

Exhibit F:	Form of Certification

Exhibit G:	Form of Bill of Sale

Exhibit H:	Ground Control Equipment Upgrade

Exhibit I:	Non U.S. Customer Employees, Including Employees with Dual and Third Country Nationalities

BOEING / SATMEX PROPRIETARY

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

PREAMBLE

THIS CONTRACT is entered into as of the 13th day of March, 2012

BETWEEN:

BOEING SATELLITE SYSTEMS INTERNATIONAL, INC., a Delaware corporation with a place of business in El Segundo, California, U.S.A. (“Boeing”) and Satélites Mexicanos, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of Mexico;, having an office and place of business at (***) México, D.F. (“Customer” or “Satmex”); and, referred to individually as Party or collectively as Parties.

RECITALS

Customer and Other Customer desire to procure four (4) firm and four (4) optional Boeing 702 SP Satellites, related SCIP Software and other Deliverable Items subject to these terms and conditions and in accordance with the Master Procurement Agreement entered into among Boeing, Customer and Other Customer (as such term is defined below) dated as of the date hereof (the “Master Procurement Agreement”); and

Boeing desires to supply such Satellite(s), related SCIP Software and other Deliverable Items in accordance with these terms and conditions and in accordance with the Master Procurement Agreement.

NOW, THEREFORE, in consideration of these mutual covenants and agreements and intending to be legally bound, the Parties agree as follows:

v

BOEING / SATMEX PROPRIETARY

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ARTICLE 1	DEFINITIONS

1.1	The following terms shall mean:

“AAA” has the meaning set forth in Article 33.3.2 (Arbitration).

“Acceptance” (i) with respect to the Satellite, shall be as provided in Article 8 (Acceptance of Satellite, Launch Support and Mission Operations Support Services, and In-Orbit Test), and shall consist of a preliminary Acceptance and Final Acceptance, all as provided in Article 8 (Acceptance of Satellite, Launch Support and Mission Operations Support Services, and In-Orbit Test), and (ii) with respect to any Deliverable Item other than the Satellite, shall be as provided in Article 9 (Acceptance Inspection For Deliverable Items Other Than Satellite).

“Actual Costs” means Boeing’s direct and indirect costs and other direct costs (including cost of settling and paying termination settlement proposals under terminated subcontracts) as documented and determined in accordance with Boeing’s standard accounting system which is consistent with U.S. Generally Accepted Accounting Principles, but excluding any profit.

“Additional Satellite” has the meaning set forth in Article 10.1.1 (Additional Satellite(s) Option).

“Additional Satellite Exercise Period” has the meaning set forth in Article 10.1.1 (Additional Satellite(s) Option).

“Affiliate” means, with respect to an entity, any other entity, directly or indirectly, Controlling or Controlled by or under common Control with such first named entity.

“Arbitration Proceedings” has the meaning set forth in Article 33.3.2 (Arbitration).

“Article” means an article of this Contract.

“Audit Rights and Procedures” means the Actual Costs audit rights and procedures described in Article 5.7 (Audit Rights and Procedures).

“Boeing” has the meaning set forth in the Preamble and any successor or assignee permitted hereunder.

“Business Day” means a day on which Customer and Boeing are open for business, excluding Saturday, Sunday and any day on which banking institutions in the United States and Mexico are required or authorized to be closed.

“CATP” means, with respect to a Satellite, the configuration authorization to proceed setting forth the final payload configuration for such Satellite as agreed between Boeing and Customer, as evidenced by a written and dated configuration authorization to proceed executed by Boeing and Customer.

BOEING / SATMEX PROPRIETARY

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

“CATP Date” means, for any Satellite, the date of the CATP applicable to such Satellite.

“Certification” means a certification to be provided to Customer by Boeing upon Delivery of the Satellite and other Deliverable Items in the form of Exhibit F (Form of Certification).

“Communications Subsystem Specification” means the Satellite-specific communications subsystem specification included in Exhibit B (Satellite and Common Subsystem Technical Specification) and Exhibit B2 (F-2 (Satmex 7) Payload and Satellite Unique Technical Specification), as may be amended from time to time in accordance with the terms hereof.

“Competitor” means companies or entities that are in direct competition with Boeing for the sale of commercial communications satellites or with Customer or its Affiliates for the commercial leasing of satellite transponders, as applicable.

“Constructive Total Loss” means that more than (***) percent ((***)%) of the Transponders are no longer Successfully Operating Transponders. This definition shall be modified, with effect as of the date notified by Customer to Boeing, to reflect the definition of “constructive total loss” in the Launch and In-Orbit Insurance Policy covering loss of or damage to the Satellite.

“Contract” means the terms and conditions (Preamble, Recitals and Articles) of this executed contract and its Exhibits as set forth in Article 2 (Scope of Work), as may be amended from time to time in accordance with the terms hereof.

“Control” and its derivatives mean, with respect to an entity, (i) the legal, beneficial, or equitable ownership, directly or indirectly, of fifty percent (50%) or more of the capital stock (or other ownership interest if not a corporation) of such entity ordinarily having voting rights, or (ii) the power to direct, directly or indirectly, the management policies of such entity, whether through the ownership of voting stock, by contract, or otherwise.

“Customer” has the meaning set forth in the Preamble and any successor or assignee permitted hereunder.

“Customer-Furnished Items” has the meaning set forth in Article 32.1 (Customer-Furnished Items).

“Customer Representative” has the meaning set forth in Article 15.4 (Customer Representatives).

BOEING / SATMEX PROPRIETARY

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

“Customer Waiver” shall have the meaning set forth in Article 7.4 (Waivers and Deviations).

“Deliverable Data” means the Technical Data and Information required to be delivered to Customer as specified in Exhibit A (Statement of Work) and Exhibit B (Satellite and Common Subsystem Technical Specification), and all deliverable data excluding software, software models and analysis tools, which shall be amended and/or updated by the Parties to include all documentation required to be delivered by Boeing as set forth in the Exhibits.

“Deliverable Item(s)” means any of the items or services listed in Article 3.1 (Deliverable Items), as may be amended from time to time in accordance with the terms hereof.

“Deliverable Services” means those services listed in Article 3.1 (Deliverable Items), as may be amended from time to time in accordance with the terms hereof, consisting of Training, Mission Operations Support Service, Launch Support Services, insurance support (per Article 31 (Risk Management Services)), IOT, operational support, anomaly investigation support and visibility services all as specified herein and in Exhibit A (Statement of Work).

“Delivery”, as to the Satellite, has the meaning set forth in Article 7.6 (PSR Results) and, as to all other Deliverable Items, has the meaning set forth in Article 3.2 (Delivery).

“Dispute” has the meaning set forth in Article 33.3 (Dispute Resolution).

“Deliverable Satellite Simulator Software” or “DSS Software” means the deliverable satellite simulator software application which includes flight and SCIP Software commercial off the shelf products that is to be delivered in object code or executable form only to Customer that can be installed on a high end Windows XP or LINUS box pursuant to this Contract.

“Effective Date of Contract” or “EDC” shall be the date as of which all of the following events have occurred: (a) this Contract is duly executed by both Parties, (b) the initial Milestone payments for the Satellite under the Payment Plan and fifty percent (50%) of the initial Milestone payment for the F4 Satellite have been received by Boeing, and (c) the Master Procurement Agreement, and all of the agreements listed in Article 5 therein, have been duly executed.

“Exhibit(s)” means the exhibit(s) identified in Article 2.1 (Scope of Work) and attached hereto and incorporated herein, as may be amended from time to time in accordance with the terms hereof.

“Export Administration Regulations” or “EAR” has the meaning set forth in Article 6.3 (Licenses and Other Approvals).

BOEING / SATMEX PROPRIETARY

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

“Failed Transponder” means any Transponder which is not a Satisfactorily Operating Transponder.

“Falcon 9” has the meaning set forth in Article 3.3 (Launch Vehicle Compatibility and Change of Launch Vehicle).

“Final Acceptance” has the meaning set forth in Article 8.1 (Satellite Acceptance).

“Financing Entity” means any entity (other than Boeing or parties related to Boeing), which has been specifically identified in a written notification to Boeing providing money to Customer to fund any portion of any Satellite or the Work.

“Firm Fixed Price” has the meaning set forth in Article 4.1 (Firm Fixed Price).

“Force Majeure” has the meaning set forth in Article 13 (Excusable Delays).

“Ground Control Equipment Upgrade” means the specification attached hereto as Exhibit H (Ground Control Equipment Upgrade) for the hardware required to be compatible with and to install the SCIP Software and meet the performance requirements of the SCIP Software to properly and safely operate the Satellite from the Customer SCFs.

“Ground Control Equipment” or “GCE” means the optional equipment listed in Section 3.2.6 of Exhibit H (Ground Control Equipment Upgrade) required to control and monitor the Satellite.

“Ground Control Software” means the optional computer software programs and related documentation developed by Boeing, its licensor(s), or its subcontractor(s) and delivered under this Contract to control and monitor the Satellite and the associated ground control equipment as defined in Exhibit H (Ground Control Equipment Upgrade).

“Ground Storage” means that period where a satellite is held on the ground for an extended period prior to Launch.

“In-Orbit Testing” or “IOT” means the testing of the Satellite in-orbit in accordance with Exhibit D (Satellite Test Plan).

“Indemnified Parties” has the meaning set forth in Article 22.1 (Indemnification).

“Intellectual Property” means all designs, methods, concepts, layouts, software, inventions (whether or not patented or patentable), processes, technical data and documentation, technical information and drawings, and similar matter in which an Intellectual Property Right subsists.

“Intellectual Property Claim” has the meaning set forth in Article 22.1 (Indemnification).

BOEING / SATMEX PROPRIETARY

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

“Intellectual Property Right(s)” means all common law and statutory proprietary rights, including patent, patent application, patent registration, copyright, trademark, service mark, trade secret, mask work rights, data rights and similar rights existing from time to time under the intellectual property laws of the United States, any state or foreign jurisdiction, or international treaty regime.

“Intentional Ignition” means, with respect to the Satellite, the start of the ignition process of the Launch Vehicle for the purpose of Launch, which is the time at which the command signal is sent to the Launch Vehicle. This definition shall be modified to reflect the definition of “intentional ignition” in the Launch Services Agreement applicable to Launch of the Satellite, as notified by Customer.

“IOT Complete Date” has the meaning set forth in Article 8.4 (IOT Data Review (IOTR)).

“IOT Data Review” or “IOTR” has the meaning set forth in Article 8.4 (IOT Data Review (IOTR)).

“IOT Eclipse Test” has the meaning set forth in Article 8.7 (Eclipse Test).

“ITAR” has the meaning set forth in Article 6.2 (Compliance with U.S. Laws).

“Launch” means, with respect to the Satellite, Intentional Ignition followed by either (i) lift-off or (ii) the Total Loss or destruction of the Satellite. This definition shall be modified to incorporate the definition of “launch” from the Launch Services Agreement applicable to the Launch of the Satellite.

“Launch Agency” means the provider of Launch Services as confirmed or selected by Customer in accordance with the terms of this Contract.

“Launch and In-Orbit Insurance Policy” has the meaning set forth in Article 31.1 (Boeing Support for Customer Launch and In-Orbit Insurance Policy).

“Launch Services” means those services provided by the Launch Agency for the Launch of the Satellite pursuant to the Launch Services Agreement.

“Launch Services Agreement” or “LSA” means the contract between Customer and the Launch Agency that provides Launch Services for the Satellite.

“Launch Site” means the location that will be used by the Launch Agency for purposes of launching the Satellite pursuant to the Launch Services Agreement.

“Launch Support” or “Launch Support Services” means those services specified in Exhibit A (Statement of Work) to be provided by Boeing in support of Launch Services.

BOEING / SATMEX PROPRIETARY

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

“Launch Vehicle” means the launch vehicle provided by the Launch Agency for purposes of launching the Satellite.

“Launch Vehicle Change Date” has the meaning set forth in Article 3.3 (Launch Vehicle Compatibility and Change of Launch Vehicle).

“Limited Change Order” has the meaning set forth in Article 24.2 (Limited Changes or Services Requested by Customer).

“Losses” has the meaning set forth in Article 35.1 (Boeing’s Indemnity).

“Major Change Order” has the meaning set forth in Article 24.1 (Material Changes Requested by Customer).

“Master Procurement Agreement” or “MPA” has the meaning set forth in the Recitals.

“Milestone” means a portion of the Work upon completion of which a payment is to be made in accordance with Exhibit E (Milestone Payment Plan and Termination Liability Schedule).

“Mission Operations Support Services” means the orbit-raising, IOT and related services specified in Exhibit A (Statement of Work) to be performed by Boeing for the Satellite.

“Non-Conformance” means any deviation, discrepancy, non-conformance or failure to meet the applicable requirements of this Contract with respect to: (i) the Satellite, SCIP Software or the DSS Software; (ii) materials, workmanship or processes; or (iii) any Deliverable Data, Training or Deliverable Services.

“Notice of Non-Compliance” has the meaning set forth in Article 7.6 (PSR Results).

“NSP” means “not separately priced” and included in the Firm Fixed Price.

“Orbit” means all points along the orbital path for one complete revolution around the Earth.

“Orbital Performance Incentives” or “OPI” means that portion of the Satellite Price that is subject to refund in accordance with Article 11 (Orbital Performance Incentives) for less than a “Satisfactorily Operating Satellite”.

“Other Customer” means Asia Broadcast Satellite Holdings Ltd.

“Other Deliverable Services” means the Deliverable Services except for Training and Mission Operations Support Services.

BOEING / SATMEX PROPRIETARY

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

“Other Procurement Agreement” means the Other Customer’s “Satellite Procurement Agreement” as such term is defined in the Master Procurement Agreement.

“Other Procurement Agreement Termination” means the termination of the Other Procurement Agreement by Boeing in whole or with respect to a specific Other Satellite pursuant to Article 20.2.1 (Right to Terminate) thereof.

“Other Satellite” means a “Satellite” as such term is defined in the Other Procurement Agreement.

“Paragraph” means a paragraph under any Article hereof or section in an Exhibit.

“Partial Loss” means, with respect to the Satellite on or after Intentional Ignition, that each of the Satellite’s Transponders is not a Satisfactorily Operating Transponder, but that the Satellite is not a Total Loss. This definition shall be modified, with effect as of the date notified by Customer to Boeing, to reflect the definition of “partial loss” in the Launch and In-Orbit Insurance Policy covering loss of or damage to the Satellite.

“Party” or “Parties” means Customer, Boeing or both, as the context requires.

“Payment Plan” means the payment plan for the applicable Deliverable Item, as set forth in Exhibit E (Milestone Payment Plan and Termination Liability Schedule), as may be amended from time to time in accordance with the terms hereof.

“Preamble” means the preamble section of this Contract.

“Pre-Shipment Review” or “PSR” has the meaning set forth in Article 7.1 (Boeing to Conduct a Review of the Satellite Prior to Shipment).

“Product Assurance Plan” means the product assurance program plan attached as Exhibit C (Satellite Product Assurance Plan), as may be amended from time to time in accordance with the terms hereof.

“Properly Operated Satellite” means a Satellite which is being monitored and commanded by Customer in accordance with the written directives, computer media and instructions contained in the recommended Satellite operating procedures and any applicable service notes, other communications or support activity provided by Boeing, such having been furnished by Boeing under this Contract and delivered with the Ground segment or validated in writing by Boeing to be compatible with a Customer-provided or Customer-modified ground segment.

“Proposal” has the meaning set forth in Article 24.1 (Material Changes Requested by Customer).

BOEING / SATMEX PROPRIETARY

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

“Proprietary Information” has the meaning set forth in Article 23.1 (Definition of Proprietary Information).

“Reasonable Efforts” means standards, practices, methods, and procedures consistent with applicable law and that degree of effort, skill, diligence, prudence, and foresight that would reasonably and ordinarily be expected from a skilled and experienced commercial satellite contractor or commercial satellite owner, as the case may be.

“Recitals” means the recitals section of this Contract.

“Recovery Plan” has the meaning set forth in Article 3.4 (Avoidance and Mitigation of Delays; Recovery Plan).

“Satellite(s)” means one or all of the satellites, as the context may require, based on the Boeing 702 SP platform to be provided to Customer as part of the Work (as defined below) known as F2 and/or, if assigned, F4, or any Additional Satellites exercised by Customer, as the case may be, for the purposes of this Contract. The terms “Spacecraft” and “Satellite” shall have the same meaning and are interchangeable.

“Satellite Anomaly” means, with respect to the Satellite in-orbit, a condition or occurrence that has a material adverse impact on the Satellite Stated Life or performance of such Satellite.

“Satellite Control Facility” or “SCF” means Customer’s satellite control facility or facilities, as applicable.

“Satellite Performance Specification” means the Satellite performance specification attached as Exhibit B (Satellite and Common Subsystem Technical Specification) and Exhibit B2 (F-2 (Satmex 7) Payload and Satellite Unique Technical Specification), as may be amended from time to time in accordance with the terms hereof.

“Satellite Price” means the applicable Satellite-only portion of the Firm Fixed Price for the F2, and if assigned, F4, Satellite, as set forth in Article 4.1 (Firm Fixed Price), or any Additional Satellites exercised by Customer in accordance Article 10.1.1 (Additional Satellite(s) Option), as may adjusted in accordance with the terms of this Contract or the MPA.

“Satellite Stated Life” or “Orbital Mission Life” means, with respect to the Satellite, the contracted for life of fifteen (15) years for such Satellite as set forth in Section 3.1.7.2 of Exhibit B (Satellite and Common Subsystem Technical Specification) and Exhibit B2 (F-2 (Satmex 7) Payload and Satellite Unique Technical Specification), commencing upon: (i) the IOT Complete Date; for such Satellite; or (ii) Final Acceptance of the Satellite, whichever is earlier. In the event that, for reasons not attributable to Boeing, the Satellite has been placed in a storage orbit, or IOT has not been performed at its orbital location and then must be drifted to its orbital location prior to handover, then any such in-orbit storage or drift period shall be counted in the Satellite Stated Life.

BOEING / SATMEX PROPRIETARY

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

“Satellite Test Plan” means the Satellite test plan attached as Exhibit D (Satellite Test Plan), as may be amended from time to time in accordance with the terms hereof.

“Satisfactorily Operating Satellite” means, that the Satellite meets the performance specifications in Exhibit B (Satellite and Common Subsystem Technical Specification) and Exhibit B2 (F-2 (Satmex 7) Payload and Satellite Unique Technical Specification), A Non-Conformance in the Satellite that can be corrected by operating via a redundant Component on the Satellite or by other means will not be deemed to negate the “satisfactorily operating” status of the Satellite.

“Satisfactorily Operating Transponder” means a Transponder in a Satellite that meets any one of the following criteria:

A.	The Transponder is performing in compliance with the communications requirements of Exhibit B (Satellite and Common Subsystem Technical Specification) and Exhibit B2 (F-2 (Satmex 7) Payload and Satellite Unique Technical Specification).

B.	The Transponder, while not performing in compliance with the communications requirements of Exhibit B (Satellite and Common Subsystem Technical Specification) and Exhibit B2 (F-2 (Satmex 7) Payload and Satellite Unique Technical Specification), has been granted a Customer Waiver.

C.	The Transponder is not performing in compliance with the communications requirements of Exhibit B (Satellite and Common Subsystem Technical Specification) and Exhibit B2 (F-2 (Satmex 7) Payload and Satellite Unique Technical Specification) due to the Satellite not being a Properly Operated Satellite.

D.	The Transponder is turned off but would otherwise be capable of meeting one of the above three criteria.

Provided that any failure of a Transponder that is corrected by switching to a redundancy in the system after the failure is discovered shall not be deemed as failing to comply with the communications requirements of Exhibit B (Satellite and Common Subsystem Technical Specification) and Exhibit B2 (F-2 (Satmex 7) Payload and Satellite Unique Technical Specification), and shall not cause the Transponder to be considered anything other than a Satisfactorily Operating Transponder.

“SCIP Software” or “Spacecraft Control Interface Point” means the software executables, data and libraries that define the HMIs, rules, configuration files and Recommended

BOEING / SATMEX PROPRIETARY

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

Operating Procedures (ROPs) used to operate the Satellite on-orbit that is delivered under this Contract in object code form or as data. The term “SCIP Software” as used in this Contract shall be interchangeable with the term “Ground Operational Software” in Exhibit B5 (Ground Products Technical pecification and Test Plan).

“Selected Launch Vehicle” has the meaning set forth in Article 4.2 (Launch Support Services).

“Senior Debt Facility” means any mortgage, indenture, loan agreement or instrument under which there maybe issued or by which there may be secured or evidenced any senior unsubordinated indebtedness for money borrowed by the Customer (or the payment of which is guaranteed by the Customer) in an aggregate amount of Fifteen Million U.S. dollars (U.S.$15,000,000) or more.

“Software” means computer software programs and software systems, in object code form (including firmware, files, databases, interfaces, documentation and other materials related thereto), as such Software is revised, upgraded, updated, corrected, modified, and enhanced from time to time and provided in accordance with the terms of this Contract. This definition excludes any third party Vendor Software sublicensed by Boeing hereunder as such Software is revised, upgraded, updated, corrected, modified and enhanced from time to time in accordance with the terms of the Vendor software licenses.

“Software Failure” means a failure of the SCIP software, such that the Satellite experiences a Partial Loss or Total Loss resulting in degraded performance, or that causes a Satellite Anomaly that requires the services of Boeing to recover the functionality of the Satellite.

“Statement of Work” or “SOW” means the statement of work attached as Exhibit A (Statement of Work), as may be amended from time to time in accordance with the terms hereof.

“Successfully Launched Satellite” means a Satellite that meets both of the following conditions:

A.	The elements of the Satellite’s Transfer Orbit established by the Launch Vehicle and the spin axis orientation and time of separation are each within three (3) sigma limits of the Launch Vehicle performance relating to the Satellite; and

B.	The relevant Satellite has not suffered damage caused by (i) the Launch Vehicle, or (ii) any action or inaction by the Launch Vehicle Provider, or (iii) launch of the Satellite into an inappropriate Transfer Orbit, provided that the launch vehicle performed in a manner requiring no material correction to place the Satellite into its designated Orbit, and does not materially reduce the Satellite lifetime.

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“Taxes” means and is defined as including but not limited to the following:

(i)	all federal, state, local or foreign taxes, charges, fees, imposts, levies or other assessments, including all net income, gross receipts, capital, sales, use, ad valorem, value added, goods and services, consumption tax, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property (personal and real), customs duties, tariffs, fees, assessments and charges of any kind whatsoever or payment in respect of Taxes, whether computed on a separate, consolidated, unitary, combined or any other basis; and

(ii)	all interest, penalties, fines, additions to tax or additional amounts imposed by any taxing authority in connection with any item described in Article 3 (Delivery).

“Technical Assistance Agreement” has the meaning set forth in §120.22 of the U.S. International Traffic in Arms Regulations, 22 C.F.R. §120 - 130.

“Technical Data and Information” means documented information, which is required for the use, operation, and maintenance of the Satellite. This includes, for example, information in the form of drawings, photographs, technical writings, pictorial reproductions and specifications. This term does not include SCIP Software, management and financial reports, and cost analysis and information relating to Contract administration.

“Terminated Ignition” means that, following the time when the electronic signal is sent to command the opening of any first stage propellant valves, the first stage engines of the Launch Vehicle are shut down for any reason before the hold down mechanism is released and the Launch pad is declared safe by the Launch Agency. This definition shall be modified to incorporate the definition of “terminated ignition” from the Launch Service Agreement applicable to the Launch of the Satellite, as notified by Customer.

“Test Plan” means the plan attached as Exhibit D (Satellite Test Plan), as may be amended from time to time in accordance with the terms hereof.

“Total Loss” means with respect to the Satellite on or after Intentional Ignition (i) the complete loss, destruction or failure of such Satellite, or (ii) more than (***) percent ((***)%) of the required number of Transponders hereunder have become permanently Failed Transponders. This definition shall be modified, with effect as of the date notified by Customer to Boeing, to reflect the definition of “total loss” in the Launch and In-Orbit Insurance Policy covering loss of or damage to the Satellite.

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“Training” means the training to be provided by Boeing in accordance with Exhibit A (Statement of Work).

“Transfer Orbit” shall mean the specified transfer orbit designated by the Launch Agency and Customer, relating to the planned Launch of the specific Satellite, and corresponding to the period of time that would start at separation from the Launch Vehicle and end when the Satellite performs its first planned maneuver that would result in a change of Orbit.

“Transponder” means individually those sets of equipment within the communications subsystem of the Satellite that provide a discrete path to receive communications signals from earth, translate and amplify such signals and transmit them to earth as further described in Exhibit B (Satellite and Common Subsystem Technical Specification) and Exhibit B2 (F-2 (Satmex 7) Payload and Satellite Unique Technical Specification). A Transponder shall mean any one of the primary designated C- or Ku- Band Transponders specified in Exhibit B (Satellite and Common Subsystem Technical Specification) and Exhibit B2 (F-2 (Satmex 7) Payload and Satellite Unique Technical Specification).

“Unpaid Amounts” means, with respect to either Customer, the aggregate amount of any accrued and unpaid fees, expenses, indemnities, equitable adjustments (including those accrued but not then definitized) and other charges that are, as of the date of determination, then due and payable by such Customer under an express provision of this Contract or the Master Procurement Agreement. Unpaid Amounts include accrued and unpaid equitable adjustments solely to the extent such equitable adjustment amounts are due and payable in accordance with an express provision of this Contract.

“U.S.” or “United States” shall mean the United States of America.

“Vendor Software” means the software and related documentation provided by vendors or subcontractors and delivered under the Contract and licensed to Customer pursuant to the vendors’ or subcontractors’ license agreement.

“Work” means all design, development, construction, manufacturing, labor, and services, including tests to be performed, and any and all Deliverable Items, including the Satellite, Deliverable Data, Mission Operations Support Services, Launch Support Services, Training, and equipment, materials, articles, matters, services, and things to be furnished and rights to be transferred to Customer under this Contract.

“Work-in-Progress” means the following goods, services, and rights to be provided to Customer by Boeing under this Contract but in the case of goods only such goods as have been assigned and issued to this Contract under Boeing’s internal material resource planning system relating to: (i) the Satellites and any related components; (ii) the DSS Software; (iii) all other Deliverable Items, including items purchased pursuant to exercised options set forth herein; (iv) all parts, materials, inventories, and associated

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warranties; and (v) the rights in Intellectual Property, as set forth in Article 21 (Rights in Data), and Proprietary Information, as set forth in Article 23 (Proprietary Information). The foregoing shall constitute Work-in-Progress as the same shall be in the process of design, performance, manufacture, testing, integration, delivery or completion at any given point in time.

Other definitions are defined in the context of the applicable Article.

1.2	A reference to an Article, Paragraph or Exhibit is a reference to that Article or Paragraph of, or Exhibit to, this Contract unless otherwise specified. The Article and Paragraph headings are for convenience of reference only and shall not be considered in interpreting this Contract. The recitals of this Contract are descriptive only and shall not create or affect obligations of the Parties.

1.3	For the purposes of this contract “customer employees” and “customer personnel” shall include employees of Customer’s Affiliates and any employee of Customer or its Affiliates hired through a staffing agency or other contract employee provider and treated as an employee of Customer or its Affiliates and for whose actions Customer or its Affiliates shall be legally responsible.

ARTICLE 2	SCOPE OF WORK

2.1	In accordance with the terms and conditions of this Contract, Boeing shall sell and Customer shall purchase the items referred to in Article 3 (Delivery). The responsibilities of Boeing do not include Launch Services which are to be provided by the organization or entities selected by Customer as the Launch Agency. Boeing shall furnish and perform Work in accordance with the provisions of this Contract and in the manner specified in the following exhibits, which are attached and made a part of this Contract:

Table 2-1

Document	Date
Exhibit A – Statement of Work	Date of Contract execution

Exhibit B – Satellite and Common Subsystem Technical Specification (including the Communications Subsystem Specification)	Date of Contract execution

Exhibit B2 – F-2 (Satmex 7) Payload and Satellite Unique Technical Specification	Date of Contract execution

Exhibit B4 – F-4 (Unassigned) Payload and Spacecraft Unique Technical Specification	F-4 CATP Date

Exhibit B5 – Ground Products Technical Specification and Test Plan	Date of Contract execution

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Document	Date
Exhibit C – Satellite Product Assurance Plan	Date of Contract execution

Exhibit D – Satellite Test Plan	Date of Contract execution

Exhibit E– Milestone Payment Plan and Termination Liability Schedule	Date of Contract execution

Exhibit F – Form of Certification	Date of Contract execution

Exhibit G – Form of Bill of Sale	Date of Contract execution

Exhibit H – Ground Control Equipment Upgrade*	Date of Contract execution

Exhibit I – Non U.S. Customer Employees, Including Employees with Dual and Third Country Nationalities	Date of Contract execution

* Only applicable if GCE option is exercised.

2.2	In the event of any inconsistency among or between the parts of this Contract, or with the terms of the Master Procurement Agreement, such inconsistency shall be resolved by giving precedence in the order below:

A.	Master Procurement Agreement

B.	Contract terms and conditions (Preamble, Recitals, and Articles 1 through 49)

C.	Exhibit E (Milestone Payment Plan and Termination Liability Schedule)

D.	Exhibit A (Statement of Work)

E.	Exhibit B (Satellite and Common Subsystem Technical Specification), including the Communications Subsystem Specification

F.	Exhibit B2 (F-2 (Satmex 7) Payload and Satellite Unique Technical Specification)

G.	Exhibit B4 (F-4 (Unassigned) Payload and Satellite Unique Technical Specification), as applicable, to be added as of the F-4 Satellite CATP Date

H.	Exhibit B5 (Ground Products Technical Specification and Test Plan)

I.	Exhibit C (Satellite Product Assurance Plan)

J.	Exhibit D (Satellite Test Plan)

K.	Exhibit H (Ground Control Equipment Upgrade)*

L.	Exhibit F (Form of Certification)

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M.	Exhibit G (Form of Bill of Sale)

N.	Exhibit I (Non U.S. Customer Employees, Including Employees with Dual and Third Country Nationalities)

*	Only applicable if GCE option is exercised.

ARTICLE 3	DELIVERY

3.1	Deliverable Items Subject to the other terms and conditions of this Contract, the items to be delivered under this Contract are specified below (each a “Deliverable Item”). Boeing shall deliver such Deliverable Items on or before the corresponding Delivery dates and at locations specified as follows:

Table 3-1

Item	Description	Delivery Date	Delivery Location
1.	Satellite F-2	EDC + 34 months	Boeing’s facilities

2.	Satellite F-4 (if assigned to Customer in accordance with the terms of the MPA)	Later of CATP Date + 24 months or (***)	Boeing’s facilities

3.	Deliverable Data	Per Exhibit A, Exhibit H, and Exhibit B5	Per Exhibit A, Exhibit H, and Exhibit B5

4.	Training	Per Exhibit A	Per Exhibit A

5.	Other Deliverable Services	Per Exhibit A, Exhibit H, Exhibit B5	Exhibit A, Exhibit H, and Exhibit B5

6.	Mission Operations Support Services	Per SOW, Exhibit A	Per SOW, Exhibit A

7.	Dynamic Satellite Simulator Software	Per Exhibit A and Exhibit B5	Customer’s SCF

8.	SCIP Software	Per Exhibit A and Exhibit B5	Per Exhibit A and Exhibit B5

*	If the CATP Date for the F-4 Satellite (to the extent the F-4 Satellite has been acquired by Customer in accordance with the terms of the MPA) is extended by Customer in accordance with Article 2.4 of the MPA, then the Delivery date for the F-3 Satellite, and as applicable, the F-4 Satellite, shall be subject to the terms of Article 2.5 of the MPA.

3.2	Delivery Delivery of each Deliverable Item, except the Satellite, shall occur upon Acceptance of such Deliverable Item in accordance with Article 9 (Acceptance

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Inspection For Deliverable Items Other Than Satellite). In the case of the Satellite, Delivery shall occur upon the date the Satellite is: (i) ready for shipment to the Launch Site in accordance with Article 7.6 (PSR Results); or (ii) ready for placement of the Satellite in Ground Storage as provided in Article 34 (Storage), as applicable, in accordance with the procedures set forth in Article 7 (Pre-Shipment Review (PSR) and Delivery). The Parties agree that time is of the essence with respect to the timely Delivery of any Satellite under this Contract; however, the Parties agree that Boeing’s obligation to timely Deliver any Satellite hereunder is subject to the remedies specifically set forth herein, including the periods set out in Article 20.1.1 (Right to Terminate) and, without limitation, the other conditions of Article 20.1.1 (Right to Terminate).

3.3	Launch Vehicle Compatibility and Change of Launch Vehicle Customer shall be responsible for procuring the baseline Space Exploration Technologies Corp. Falcon 9 (“Falcon 9”) Launch Services to perform the Launch of the Satellite pursuant to a Launch Services Agreement entered into with a Launch Agency by Customer providing for an initial Launch date for the Satellite that is consistent with the Satellite Delivery date provided hereunder. Boeing shall, at no additional cost to Customer, maintain compatibility of the Satellite for Launch with the list of five (5) candidate Launch Vehicles (based on the user manuals as of EDC for such candidate Launch Vehicles) set forth in Article 4.2 (Launch Support Services) up to fifteen months after EDC or CDR, whichever is earlier (the “Launch Vehicle Change Date”). If Customer changes the baseline Launch Vehicle to one of the candidate launch vehicles listed in Table 4-2 up to the Launch Vehicle Change Date, the Firm Fixed Price will be adjusted in accordance with corresponding price set forth in Table 4-2 (including any adjustments if the Launch is not a dual-launch). Any changes of the baseline Launch Vehicle after the Launch Vehicle Change Date shall be addressed in accordance with the terms of Article 4.1 (Firm Fixed Price). Boeing shall provide, at no additional cost to Customer, all customary and appropriate assistance to, and shall appropriately communicate and cooperate with, the Launch Agency to support successful, on-time completion of the Work and integration of the Satellite with the designated Launch Vehicle.

3.4	Avoidance and Mitigation of Delays; Recovery Plan Boeing shall notify Customer promptly by telephone and confirm in writing the occurrence of any event, circumstance or development known to Boeing that will likely result in: (i) a Non-Conformance in the Work or any part thereof with the requirements of this Contract; or (ii) any delay in the Delivery of the Deliverable Items. Boeing shall use Reasonable Efforts to avoid and/or mitigate the effect of such event, circumstance, or development. Within ten (10) Business Days of any notification hereunder, Boeing shall provide written notice to Customer of any affected Work, as well as a proposed work-around (a “Recovery Plan”). The Recovery Plan shall: (i) set forth Boeing’s proposed actions to mitigate the effect of any such event, circumstance, or development and include a schedule for such mitigation; and (ii) contain sufficient detail for Customer to be able to evaluate such plan. If appropriate, such Recovery Plan shall use work-around schedules, payment of expedited

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fees, twenty-four (24) hour operations, and the use of alternate subcontractor(s) (such alternative subcontractor(s) to be approved by Customer, such approval not to be unreasonably withheld or delayed and to be required only in cases where: (i) the potential alternative subcontractor would be supplying services or goods valued in excess of (***) (U.S.$ (***)); and (ii) in the reasonable discretion of Customer, the past performance of such potential alternative subcontractor has given rise to Customer concern as a result of, for example, such subcontractor’s delay in performance or provision of defective or non-conforming goods or services). Nothing in this Article 3.4 (Avoidance and Mitigation of Delays; Recovery Plan) shall preclude Customer from independently requesting that Boeing confirm or deny in writing the occurrence or existence of any event, circumstance or development that will likely result in: (i) a Non-Conformance in the Work or any part thereof with the requirements of this Contract; or (ii) any delay in the Delivery of the Deliverable Items. In such case, Boeing shall respond to Customer’s inquiry in accordance with the terms of this Article 3.4 (Avoidance and Mitigation of Delays; Recovery Plan). For the avoidance of doubt, the preparation and implementation by Boeing of any Recovery Plan will not result in an increase of the Firm Fixed Price. Customer may on a quarterly basis request that Boeing provide a status update on the Work-in-Progress as it relates to the ultimate Satellite Delivery date, for any Satellite to be delivered under this Contract, that Customer may disclose to the Launch Agency (the Parties agree and acknowledge that such status update is for informational purposes and will not create third-party beneficiary rights under this Contract for the Launch Agency). Boeing may on a quarterly basis request that Customer provide a status update from the Launch Agency as to whether production of the Launch Vehicle and performance by the Launch Agency of its related material obligations under the Launch Services Agreement are on schedule to support the then-scheduled Launch date for any Satellite to be delivered under this Contract (the Parties agree and acknowledge that such status update is for informational purposes and will not create third-party beneficiary rights for Boeing under the Launch Services Agreement).

ARTICLE 4	PRICE

4.1	Firm Fixed Price The total price to be paid by Customer to Boeing for Deliverable Items 1 through 8 set forth in Article 3.1 (Deliverable Items), within the scope of Work detailed in Exhibit A (Statement of Work) and in compliance with the requirements of Exhibit B (Satellite and Common Subsystem Technical Specification) and Exhibit B2 (F-2 (Satmex 7) Payload and Satellite Unique Technical Specification), shall be the firm fixed price as provided for in this Article 4.1, including Table 4-1A (Price Table for the F-2 (Satmex 7) Satellite (Baseline Configuration)), and if the F-4 Satellite is assigned to Customer in accordance with the terms of the Master Procurement Agreement, Table 4-1B (Price Table for the F-4 (Unassigned) Satellite) (the “Firm Fixed Price”), to be paid in accordance with the Payment Plan. Except as otherwise expressly provided in this Contract, the Firm Fixed Price is not subject to any escalation or to any adjustment or revision. The price for those items subject to an option under this Contract, if any, are described in the particular Articles that set forth such options.

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The item price for the Satellite includes all fees, charges, expenses, costs, and other amounts payable by Customer for any portion of the Work provided for herein, including, but not limited to, the design, manufacturing, and testing of Deliverable Items and, without limitation, the Satellite, DSS Software, Deliverable Data, Training, (***), Mission Operations Support Services, risk management services (as required of Boeing by Article 31 (Risk Management Services)), packing and transport of the Satellite(s) to the Falcon 9 Launch Site, property and transit insurance and such other insurance (as is required of Boeing by Article 31 (Risk Management Services)), and Ground Storage for the first (***), but does not include such amounts payable for Launch Services pursuant to a Launch Services Agreement, and any Launch and In-Orbit Insurance Policy, the responsibility for all of which, as between Boeing and Customer, shall reside exclusively with Customer in accordance with the terms and conditions of this Contract, as specified herein.

The itemization of the Firm Fixed Price is as follows:

Table 4-1A: Price Table for the F-2 (Satmex 7) Satellite (Baseline Configuration)

Item	Description	Firm Fixed Price (U.S.$ Millions)
1.	Satellite	(***)
2.	Deliverable Data	Included in Satellite
3.	Training	Included in Deliverable Software
4.	Other Deliverable Services	Included in Satellite
5.	Launch Operations and Mission Operations for a Falcon 9	(***)
6.	Deliverable Satellite Simulator Software and SCIP Software	(***)
	Total Price Summary for the F-2 Satellite (Baseline Configuration)	(***)

Table 4-1B: Price Table for the F-4 (Unassigned) Satellite

Item	Description	Firm Fixed Price (U.S.$ Millions)
1.	Satellite	(***)
2.	Deliverable Data	Included in Satellite

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Item	Description	Firm Fixed Price (U.S.$ Millions)
3.	Training	Included in Deliverable Software
4.	Other Deliverable Services	Included in Satellite
5.	Launch Operations and Mission Operations for a Falcon 9	(***)
6.	Deliverable Satellite Simulator Software and SCIP Software	(***)
	Total Price Summary for the F-4 Satellite	(***)

4.1.1	(***)

4.1.1.1 (***)

4.1.1.2 (***)

4.1.1.3 (***)

(***)

Table 4-1C

(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)

4.2	(***).

(***).

(***):

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(***)

(***)	(***)
	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)
* (***).

(***).

4.3	(***).

4.4	Launch Delays Customer shall notify Boeing as soon as possible after learning or becoming aware of any Launch Agency launch date delays not caused by Boeing.

ARTICLE 5	PAYMENT AND ADJUSTMENTS

5.1	Payment Plan Payments by Customer to Boeing of the Firm Fixed Price set forth in Article 4.1 (Firm Fixed Price) and of the amounts for options, if any, exercised by Customer pursuant to this Contract shall be in accordance with Exhibit E (Milestone Payment Plan and Termination Liability Schedule), as applicable thereto.

5.2	Payment Conditions

5.2.1

Milestone Payments. Each Milestone payment specified in the Payment Plan shall become payable upon Boeing’s successful completion of such Milestone in accordance with the applicable requirements of this Contract and the Milestone completion criteria set forth in the Payment Plan and the Statement of Work, after which Boeing shall submit an invoice for payment, including a Certification in the form described in Exhibit F (Form of Certification). Customer agrees to pay for any invoice in any amount that, when cumulated with other Milestone payments previously made hereunder, does not exceed the cumulative Milestone payment amounts due and paid as of such date as reflected in the Payment Plan. In addition, if Customer’s Financing Entity has provided a disbursement that is tied to the applicable, completed and certified Milestone under such Financing Entity’s credit facility, at Customer’s sole discretion and only in the event there shall be no prejudice or penalty to Customer, Customer may, but shall not be obligated to, approve payment of a completed and certified Milestone (pursuant to the

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requirements under this Article 5.2.1 (Milestone Payments)) if such payment exceeds the cumulative Milestone payment amounts due and paid as of such date as reflected in the Payment Plan.

5.2.2	Initial Payment for F4. The Customer agrees to pay to Boeing fifty percent (50%) of the initial Milestone payment for F4 (***).

5.2.3	Invoices. Except for the initial Milestone payment, which will be due within two (2) Business Days of execution of this Contract and receipt by Customer of the corresponding true and accurate invoice(s) from Boeing, all subsequent payments due from Customer upon the completion of a Milestone shall be paid no later than thirty (30) days after first receipt by Customer of a true and accurate invoice (whether by fax, pdf, or any other means allowed under this Contract), including a Certification, in the form required by Exhibit F (Form of Certification), that the Milestone has been completed in accordance with the applicable requirements of this Contract, including the Statement of Work and System Performance Specification, together with the necessary or appropriate supporting data and documentation as required hereunder, if any, or as Customer may reasonably request within ten (10) Business Days of receipt of invoice. If Boeing fails to provide the documentation required by Customer within ten (10) days following Customer’s request, or if the documentation provided by Boeing does not evidence the completion of the corresponding Milestone, the invoice shall be corrected and reinstated pursuant to Article 5.6 (Disputed Amounts) below.

5.2.4	Non-Warranty and Other Payments. All amounts payable to Boeing with respect to non-warranty work performed pursuant to Article 17.4 (Use Conditions Not Covered by Warranty) or for any other payments to be made pursuant to this Contract and not otherwise subject to Article 5.2.1 (Milestone Payments) and Article 5.2.3 (Invoices) above shall be paid no later than thirty (30) days after receipt of an invoice in accordance with the requirements of this Contract.

5.2.5	Effect of Payment. Payments made under this Contract shall neither relieve Boeing from the performance of any of its obligations under this Contract nor constitute a waiver of any of Customer’s rights and remedies hereunder.

5.3	Late Payment

5.3.1	Interest. In the event that any payment due under this Contract is not made when due hereunder, without prejudice to the other rights and remedies of the Party entitled to such payment, such Party shall also be entitled to interest at (***), compounded annually, on the unpaid balance thereof for each day such payment is overdue until such time as payment is made.

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5.4	Invoices Invoices, including a Certification in the form required by Exhibit F (Form of Certification), required to be delivered by Boeing hereunder shall be submitted either by facsimile or e-mail or via reputable overnight courier service to Customer at the following address:

For invoices sent to Customer:	With copies each to:
Satélites Mexicanos, S.A. de C.V	Satélites Mexicanos, S.A. de C.V
(***)	(***)
Attn: (***), (***)	Attn: (***), (***)
PH.: + (***)	PH.: +(***)
Fax: +(***)	Fax: +(***)
E-mail: (***)	E-mail: (***) and to Attn: (***) PH.: +(***) Fax: + (***) E-mail: (***)
Additionally, each invoice shall include the following information:	1) Satelites Mexicanos S.A. de C.V. (***) 2) Boeing Satellite Systems International, Inc. (***)

or to such other address as Customer may specify in writing to Boeing.

5.5	Payment Bank

5.5.1	Payments to Boeing. All payments made to Boeing hereunder shall be in U.S. currency and shall be made by electronic funds transfer to the following account:

(***)

ABA (***)

For Credit to Boeing Satellite Systems International, Inc.

ACCOUNT NO. (***)

or such other account or accounts as Boeing may specify in writing to Customer.

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5.5.2	Payments to Customer. To the extent any payments are made to Customer hereunder, all such payments shall be in U.S. currency and shall be made by electronic funds transfer to the following account:

BANK: (***)

ACCOUNT NO. (***)

BENEFICIARY: SATELITES MEXICANOS S. A. DE C. V.

ABA (***)

SWIFT Code: (***)

or such other account or accounts as Customer may specify in writing to Boeing.

5.6	Disputed Amounts In the event a Deliverable Item has not been Delivered or if the event covered by a Boeing Milestone payment invoice has not been completed in accordance with the requirements of this Contract, Customer shall so notify Boeing in writing within (***) of receipt of such invoice. Such notification shall state in detail the Contract requirements associated with the applicable Deliverable Item or Milestone that have not been met. If the Parties confirm that there was no failure to meet the Contract requirements for the applicable Deliverable Item or Milestone, the Customer shall pay such invoice in accordance with Articles 5.2 (Payment Conditions) and 5.3 (Late Payment), as applicable. If the Parties confirm a failure to meet the Contract requirements for the applicable Deliverable Item or Milestone, then upon subsequent correction of the noted discrepancy(ies) and Delivery or completion of the Milestone in accordance with Contract requirements, such invoice shall be reinstated for payment and resubmitted for payment by Boeing in accordance with Article 5.2.3 (Invoices), and such payment shall be paid by Customer no later than (***) after receipt of such resubmitted invoice. Failure to pay any amount subject to a reasonable good faith dispute shall not constitute a material breach under this Contract until such dispute is resolved by the Parties. In the event that the Parties are unable to resolve any disputed amounts within ninety (90) days from the time Boeing receives Customer’s notification pursuant to this Article 5.6 (Disputed Amounts), the disagreement shall be resolved in accordance with Article 33 (Applicable Law and Dispute Resolution).

5.7	(***).

ARTICLE 6	COMPLIANCE WITH LAWS AND DIRECTIVES

6.1	General Each Party shall, at its expense, perform its obligations hereunder in accordance with all applicable laws, regulations, and policies of any federal, state, local, or foreign government and the conditions of all applicable federal, state, local, or foreign government approvals, permits, or licenses.

6.2	Compliance with U.S. Laws Any obligation of Boeing hereunder to provide hardware, software, Deliverable Data, other technical information, technical services, Training, or

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any access to facilities to Customer and its personnel and/or its representatives shall be subject to applicable U.S. government export control, economic sanctions, and security laws, regulations, policies, and license conditions and the ability of the Parties to obtain any required licenses, permits, or approvals in connection therewith despite the Parties’ Reasonable Efforts to pursue such licenses, permits or approvals. The Parties shall work cooperatively and in good faith to implement this Contract in compliance with such laws, regulations, policies, and license conditions. If and to the extent required by U.S. law, the Parties and their personnel and/or representatives shall enter into U.S. government-approved agreement(s), including any Technical Assistance Agreement(s) (as defined in the U.S. International Traffic in Arms Regulations, 22 C.F.R. §120.16 (the “ITAR”)), separate from this Contract to govern Boeing’s provision of hardware, software, Deliverable Data, other technical information, technical services, Training, or access to facilities in connection with this Contract.

Each Party further certifies that its entry into, and performance of its obligations under this Contract, is in compliance with the applicable provisions of the U.S. Foreign Corrupt Practices Act, 15 U.S.C. §§ 78dd-1 et seq., and all applicable anti-corruption or anti-bribery laws, statues or regulations.

6.3	Licenses and Other Approvals Boeing shall, at its own expense, obtain, maintain and cause its U.S. subcontractors to obtain and maintain all U.S. government approvals, permits and licenses as may be required for the performance of the Work, including, but not limited to, all authorizations required for the export of any Deliverable Item, or any part thereof, as well as any agreements and other approvals of the U.S. government that are required for Customer and “foreign person” personnel (as defined under the ITAR) and/or representatives of Customer (including, but not limited to, foreign subsidiaries and agents, consultants, and subcontractors of Customer involved with the procurement), to have access to Boeing facilities, hardware, software, Deliverable Item, Training, other technical information, or technical services in connection with the performance of this Contract. Boeing shall also maintain and obtain licenses for customer’s insurance providers in connection with the placement or renewal of any Launch and In Orbit Insurance Policy. Both Boeing and the Customer shall perform their roles in accordance with all applicable laws, government rules, regulations and ordinances of the U.S. government in connection with such permits and licenses. In addition, Boeing shall provide reasonable support to Customer in obtaining and maintaining any necessary legal and regulatory approvals, permits, and licenses for the performance of Customer’s obligations hereunder. The Deliverable Data and hardware furnished under this Contract are subject to the ITAR or the U.S. Export Administration Regulations (the “EAR”).

Customer shall provide written notification to Boeing as early as practicable as to the identity/nationality/citizenship (including dual or third country nationality/citizenship status, if any) of “foreign person” employees, contract employees and consultant(s) and any subsequent changes, if any, if such personnel, representatives, or insurance providers will or may have access to U.S. export-controlled items or services under this Contract,

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as identified in Exhibit I (Non U.S. Customer Employees, Including Employees with Dual and Third Country Nationalities). It is recognized that certain U.S. government approvals may require that Customer sign export authorization(s) and/or Customer Employees may have to sign individual non-disclosure agreement before Customer permits such employees and consultant(s) have access to Work pursuant to the provisions of Article 15 (Work-in-Progress at Boeing’s Facility).

Notwithstanding this or any other Article in this Contract, the Parties understand and agree that certain restrictions are placed on access to Boeing’s plant and the provision of services and use of Technical Data and Information and hardware delivered under this Contract with relation to the approvals, permits and licenses Boeing and its U.S. subcontractors must obtain from the United States government.

As a result, and if applicable, the Parties agree that such access and the actual delivery of any hardware, services, and Technical Data and Information will be under separate licenses and agreements. Customer shall cooperate with and assist Boeing in obtaining any U.S. government approvals, permits or licenses as may be required for the performance of Work under this Contract and Customer shall provide such reasonable support as necessary for Boeing to apply for, update, amend, and maintain such required U.S. export licenses, agreements, and other approvals and shall promptly notify Boeing of any occurrence or change in circumstances of which it becomes aware that is relevant to or affects such export licenses, agreements, and approvals. Boeing shall review with Customer any application Boeing makes to any government department, agency, or entity for any permit, license, agreement, or approval that will be signed by Customer as may be required for performance of the Work prior to submission of such application. Customer shall make Reasonable Efforts to provide its approval or comments to any such application provided by Boeing as soon as practical; however, Boeing shall provide Customer a minimum of ten (10) Business Days to review such application prior to submission to such governmental entity and Boeing shall in good faith consider any comments and proposed revisions made by Customer for incorporation into such application.

Certain Deliverable Items furnished under this Contract are subject to the ITAR or the EAR, and as applicable, will be authorized by the United States government for export to Customer in specified locations as designated by Customer or to the Launch Site for launch into space. Customer represents and warrants that the ultimate end use of the Deliverable Data and hardware is for commercial purposes and may not be resold, diverted, transferred, trans-shipped or otherwise be disposed of in any other country or in any other manner, either in their original form or after being incorporated through an intermediate process into other end items without the prior written approval of the United States government, such subsequent approvals to be the responsibility of Customer (with Boeing to provide Customer with reasonable and customary support in obtaining any such subsequent approvals). Additionally, transferring registration, control or ownership to any other person or business entity of any Satellite or other Deliverable Items

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furnished under this Contract that are subject to the ITAR or the EAR is considered an export and as such also requires prior written approval from the United States government, which approvals are the responsibility of Customer (with Boeing to provide Customer with reasonable and customary support in obtaining any such subsequent approvals).

At Customer’s request, Boeing shall include Customer (and related entities involved with the procurement) as a named party in any application to the U.S. government for approval of such export licenses, agreements, and other approvals so as to permit Customer to be present during any discussion with or meetings where Customer’s foreign subsidiaries/related entities or insurance providers may receive from or discuss with Boeing any export-controlled items and/or services. Boeing shall provide the parties to such export licenses and agreements copies of the export licenses and agreements and, Boeing shall inform Customer of the U.S. government provisos (without any change in substance to the original form issued by the U.S. government) related to same. Customer shall be the importer of record for any Deliverable Items under this Contract and shall take delivery of all such Deliverable Items whether shipped directly by Boeing or by one of its subcontractors.

Customer is responsible for obtaining all non-United States governmental approvals, licenses and permits, since the Customer is the importer of record, associated with Customer’s Acceptance of any Deliverable Item under this Contract. Customer shall furnish its reasonable and customary support, and any information that Boeing reasonably requests in connection with Boeing’s securing for Boeing personnel any necessary visas, work permits, and/or other non U.S. governmental approvals if required for Boeing personnel to perform work at the Customer’s satellite operations facility site(s).

Boeing shall furnish its reasonable and customary support, and any information that Customer reasonably requests in connection with Customer’s securing for Customer personnel any necessary visas, work permits, and/or other governmental approvals if required for Customer personnel to perform work at Boeing’s manufacturing facility site(s).

If a non-U.S. Launch Site is selected by Customer, Boeing is responsible for obtaining, or having its subcontractors obtain, all United States governmental approvals, licenses and permits, including those which may be required for Boeing to perform the work in compliance with the laws at the Launch Site; however, Boeing shall have no liability whatsoever if it or its subcontractors are unable to obtain or maintain such licenses despite Boeing’s Reasonable Efforts in pursuing or causing its subcontractors to pursue these licenses.

NOTWITHSTANDING ANY PROVISION IN THIS CONTRACT, IN NO EVENT SHALL EITHER PARTY BE OBLIGATED UNDER THIS CONTRACT TO PROVIDE ACCESS TO THE OTHER PARTY’S FACILITIES OR

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SUBCONTRACTOR FACILITIES, PROVIDE ACCESS TO OR FURNISH HARDWARE, SOFTWARE, DELIVERABLE DATA, OR OTHER TECHNICAL INFORMATION, OR PROVIDE TECHNICAL/DEFENSE SERVICES OR TRAINING, TO ANY PERSON EXCEPT IN COMPLIANCE WITH APPLICABLE U.S. EXPORT CONTROL LAWS, REGULATIONS, POLICIES, AND LICENSE CONDITIONS.

6.4	No Unauthorized Exports or Retransfers NEITHER PARTY SHALL RE-EXPORT OR RETRANSFER TO ANY THIRD PARTY ANY HARDWARE, SOFTWARE, DELIVERABLE DATA, OTHER TECHNICAL INFORMATION, OR TECHNICAL SERVICES FURNISHED HEREUNDER, EXCEPT AS AUTHORIZED BY THE U.S. GOVERNMENT IN ACCORDANCE WITH THE EXPORT LICENSES, AGREEMENTS, AND OTHER APPROVALS REFERENCED IN THIS ARTICLE 6 OR AS OTHERWISE AUTHORIZED UNDER U.S. EXPORT CONTROL LAWS.

6.5	Communications Authorizations Customer shall be responsible for preparing, coordinating, and filing all applications, registrations, reports, licenses, permits, and authorizations with the applicable regulatory authorities and with any other national governmental agencies having jurisdiction over Customer for the operation of the Satellite, at its own cost and expense. Boeing shall, at no additional cost to Customer, provide all normal and customary cooperation and support reasonably necessary for Customer’s preparation, coordination, and filing of such applications, registrations, reports, licenses, permits, and authorizations and, upon Customer’s request, Boeing shall actively provide normal, customary, and reasonable support to Customer’s efforts to obtain any licenses, permits, and authorizations required by any regulatory agency or relevant competent authority, unless such support is prejudicial to or creates a conflict of interest for Boeing and/or its Affiliates.

6.6	Radio Frequency Coordination Customer shall be responsible for the preparation and submission of all filings required by the International Telecommunication Union (“ITU”) (or any successor agency thereto) and all relevant domestic communications regulatory authorities regarding radio frequency and orbital position coordination, at its own cost and expense. Such filings shall be made in accordance with the Radio Regulations of the International Telecommunication Union (or any successor agency thereto) and the laws and regulations of all domestic communications regulatory authorities having jurisdiction over Customer. Boeing shall, at no additional cost to Customer, provide all normal and customary cooperation and support reasonably necessary for Customer’s preparation, submission, prosecution, and maintenance (including attendance at any related meetings) of such ITU filings and radio frequency coordination efforts and, upon Customer’s request, Boeing shall actively provide normal, customary and reasonable support to Customer’s efforts to obtain all licenses, permits, ITU coverage plots and authorizations required by any regulatory agency or competent national, regional, or international authority, unless such support is prejudicial to or creates a conflict of interest for Boeing and/or its Affiliates.

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6.7	U.S. Government Encryption and Decryption Authorizations Boeing shall be responsible for all work and effort associated with applying for and obtaining any U.S. government licenses, approvals, or certifications associated with encryption and decryption capabilities incorporated in the Deliverable Items. Customer shall provide all cooperation reasonably necessary in support of Boeing’s efforts to obtain any such licenses, approvals or certifications. Failure by Boeing to obtain applicable U.S. government licenses, approvals, or certifications associated with encryption and decryption capabilities incorporated in the Deliverable Items, despite Boeing’s Reasonable Efforts to do so, will be considered a Force Majeure event.

ARTICLE 7	PRE-SHIPMENT REVIEW (PSR) AND DELIVERY

7.1	Boeing to Conduct a Review of the Satellite Prior to Shipment Boeing shall conduct a detailed and comprehensive review of the Satellite prior to Boeing’s shipment of such Satellite to the Launch Site or the entering into storage of such Satellite. This review shall be conducted in accordance with the terms of this Article 7 (Pre-Shipment Review (PSR) and Delivery) and Section 3.2.2.7 of Exhibit A (Statement of Work) (a “Pre-Shipment Review” or “PSR”).

7.2	Place of PSR Boeing shall conduct the Pre-Shipment Review at its premises prior to dispatch of a Satellite from its premises to the Launch Site or placement into Ground Storage.

7.3	Conduct, Purpose and Notice of PSR The PSR shall be conducted in accordance with the terms of this Article 7 (Pre-Shipment Review (PSR) and Delivery) and Section 3.2.2.7 of Exhibit A (Statement of Work). The Pre-Shipment Review shall:

(i)	review test data and analyses for the Satellite;

(ii)	demonstrate that testing has been completed in accordance with the applicable portions of Exhibit D (Satellite Test Plan); and

(iii)	determine whether the Satellite meets the requirements of Exhibit B (Satellite and Common Subsystem Technical Specification) and Exhibit B2 (F-2 (Satmex 7) Payload and Satellite Unique Technical Specification), except those requirements that have been waived pursuant to Article 7.4 (Waivers and Deviations) below, and are therefore ready for Delivery.

At least ten (10) days written notice of the date of the Pre-Shipment Review shall be given by Boeing to Customer.

Customer shall have the right to send representatives to attend the Pre-Shipment Review. If Customer cannot attend the PSR on such initially scheduled date, Boeing shall propose an alternative date for Customer to attend the PSR. Boeing shall make Reasonable

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Efforts to accommodate Customer’s scheduling requirements. If Customer shall fail to attend the PSR, Customer shall be deemed to have notified Boeing pursuant to Article 7.6 (PSR Results) that PSR for the Satellite has been successfully completed.

7.4	Waivers and Deviations Any Non-Conformances prior to Intentional Ignition (or in the case of a Terminated Ignition, prior to Launch) shall require Customer approval. Boeing shall first on a Reasonable Efforts basis, seek to remedy such Non-Conformance by reworking, repairing or replacing such portion of the Work that is Non-Conforming. If Boeing is unable to repair, replace or fix such portion of the Work as required under this Article 7.4 (Waivers and Deviations), then Boeing shall promptly issue to Customer, a corresponding written waiver request, which shall include appropriate detail and description regarding the reasons for such requested waiver. Customer shall consider all Boeing waiver requests in good faith, and to the extent such waiver request does not result in a material degradation of the Satellite’s capabilities or performance requirements, then Customer shall not unreasonably withhold or delay its grant of Boeing’s requested waiver (such waiver grant by Customer, a “Customer Waiver”). Customer shall render a decision on any requested waivers by Boeing within five (5) Business Days. A Customer Waiver shall be deemed granted only if it has been approved in writing by a duly authorized representative of Customer. Each Customer Waiver shall be deemed an amendment to the Satellite Performance Specification or to the applicable provision or Exhibit of this Contract for other Deliverable Items permitting such waiver thereof, or deviation therefrom, effective on or after the date of such approval for such Satellite or Deliverable Item. In the event that the waiver or deviation would result in any material impact to the intended use of the Satellite, Customer and Boeing shall negotiate in good faith an equitable adjustment to the Firm Fixed Price. Waivers or deviations are not required for launched satellites, and Customer’s sole and exclusive remedy for non-compliance after Intentional Ignition shall be pursuant to Article 11 (Orbital Performance Incentives) in which satellite performance shall be measured against the waived specification.

7.5	Customer’s Inspection Agents Customer may, subject to prior written notice to Boeing, cause any Customer personnel, consultant, or agent designated by Customer to observe the PSR pursuant to this Article 7 (Pre-Shipment Review (PSR) and Delivery); provided, however, that the provisions of Article 6 (Compliance with Laws and Directives) and Article 15.4 (Customer Representatives) shall apply to any such agent.

7.6	PSR Results In the event that the PSR demonstrates that: (i) testing has been performed in accordance with Exhibit D (Satellite Test Plan) and (ii) such Satellite conforms to the requirements of Exhibit B (Satellite and Common Subsystem Technical Specification) and Exhibit B2 (F-2 (Satmex 7) Payload and Satellite Unique Technical Specification) (including any waivers or deviations approved by Customer pursuant to Article 7.4 (Waivers and Deviations)), Customer shall provide written Certification to Boeing, within three (3) days after Customer receives written notice of completion of the PSR, of its concurrence that the satellite is acceptable and that Customer thereby takes

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Preliminary Acceptance of the Satellite or not with the results of the PSR (it being expressly understood that such Certification does not constitute a waiver of Customer’s right to compel correction of any Non-Conformances or of any of Customer’s other rights and remedies that Customer has elsewhere in this Contract) and the Satellite shall be deemed ready for shipment to the Launch Site or for placement into storage.

In the event that such PSR discloses: (i) any failure to conduct testing in accordance with Exhibit D (Satellite Test Plan) or (ii) any failure of such Satellite to meet the requirements of Exhibit B (Satellite and Common Subsystem Technical Specification) and Exhibit B2 (F-2 (Satmex 7) Payload and Satellite Unique Technical Specification), either of which is not the subject of any waivers or deviations approved by Customer pursuant to Article 7.4 (Waivers and Deviations), Customer shall provide written notification thereof (a “Notice of Non-Compliance”) to Boeing within three (3) Business Days after Customer receives written notice of completion of the PSR from Boeing, which written notification shall state each such Non-Conformance that Customer requires to be corrected or repaired (with reference to the specific provision of Exhibit D (Satellite Test Plan) or Exhibit B (Satellite and Common Subsystem Technical Specification) or Exhibit B2 (F-2 (Satmex 7) Payload and Satellite Unique Technical Specification) deemed not met), and Boeing shall promptly correct or repair each Non-Conformance and thereafter conduct a supplemental PSR to demonstrate such Satellite meets the requirements of this Article 7.6 (PSR Results), after which Customer, within the applicable time frame specified above, shall provide a Notice of Non-Compliance or confirmation that has been corrected to Customer’s reasonable satisfaction. Boeing shall be required to repeat the process described in this Paragraph until Customer either provides a written notification of PSR completion or fails to provide a Notice of Non-Compliance within the time provided in this Article 7.6 (PSR Results).

If Customer fails to provide written notification/certification required by either of the preceding Paragraphs of this Article 7.6 (PSR Results) within the time specified, PSR shall be deemed to have been successfully completed and the Satellite shall be deemed “ready for shipment to the Launch Site”.

Upon the Satellite being deemed “ready for shipment to the Launch Site or for placement into storage” (“Preliminary Acceptance” and “Delivery” of the Satellite), Boeing shall, at Customer’s direction, either: (i) ship the Satellite to the Launch Site, in accordance with Boeing’s standard commercial practices and subject to Customer review and approval (not to be unreasonably withheld or delayed), and prepare the Satellite for Launch; or (ii) place the Satellite in Ground Storage.

7.7	Inspection Costs Borne by Customer All costs and expenses incurred by Customer and its agents in the exercise of its inspection rights under this Article 7 (Pre-Shipment Review (PSR) and Delivery), including travel and living expenses, shall be borne solely by Customer.

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7.8	Correction of Non-Conformances after PSR If, at any time following PSR completion and prior to Intentional Ignition (or, in the event of a Terminated Ignition after title and risk of loss reverts to Boeing in accordance with Article 12.1 (Satellite) and prior to any subsequent Intentional Ignition), it is discovered that the Satellite has a Non-Conformance or otherwise fails, for reasons not attributable to Customer (or, in the event of a Terminated Ignition, for reasons attributable to Boeing prior to risk of loss reverting to Boeing in accordance with Article 12.1 (Satellite)), to meet the requirements of Exhibit B (Satellite and Common Subsystem Technical Specification) and Exhibit B2 (F-2 (Satmex 7) Payload and Satellite Unique Technical Specification), as they may be modified as of such time pursuant to Article 7.4 (Waivers and Deviations), and provided that the provisions of Article 12.3 (Total Loss or Total Destruction of Satellite Before Intentional Ignition; Replacement Satellite) do not apply, Boeing shall: (1) in the event of a Terminated Ignition, proceed according to Article 12.1 (Satellite); and (2) in other cases, promptly correct, at its own expense, such Non-Conformance prior to Intentional Ignition (or, in the case of a Terminated Ignition, prior to any subsequent Intentional Ignition), in accordance with the applicable terms of this Contract, including the Statement of Work, and Boeing shall make Reasonable Efforts to minimize any delays associated with the correction of any such Non-Conformance. Boeing’s obligation under this Article 7.8 (Correction of Non-Conformances after PSR) only extends to three years following successful completion of PSR.

ARTICLE 8	ACCEPTANCE OF SATELLITE, LAUNCH SUPPORT AND MISSION OPERATIONS SUPPORT SERVICES, AND IN-ORBIT TEST

8.1	Satellite Acceptance Final Acceptance of the Satellite by Customer shall occur finally and irrevocably for all purposes hereunder upon the earlier to occur of: (i) the IOT Complete Date, (as provided in Article 8.4 (IOT Data Review (IOTR)); or (ii) the instant immediately prior to an event on or after Intentional Ignition resulting in the Total Loss of the Satellite (or the Satellite being reasonably determined to be a Total Loss) (“Final Acceptance”). Preliminary Acceptance of the Satellite by Customer shall irrevocably occur for all purposes hereunder upon the PSR Complete Date (as defined in Article 7.6 (PSR Results)). Handover shall not occur until Customer has taken Final Acceptance of Satellite.

8.2	Launch Support and Mission Operations Support Services Upon arrival of the Satellite at the Launch Site, Boeing shall proceed with the provision of Launch Support Services in accordance with Exhibit A (Statement of Work). After Launch of the Satellite by the Launch Agency, Boeing shall proceed with the provision of Mission Operations Support Services in accordance with Exhibit A (Statement of Work).

8.3

In-Orbit Testing (IOT) Prior to the scheduled Launch of the Satellite, Boeing shall notify Customer in writing of the Baseline IOT schedule, pursuant to the requirements of Section 3.5.3 of Exhibit A (Statement of Work), with respect to such Satellite. Customer may, at Customer’s election and subject to Article 6 (Compliance with Laws and

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Directives) and Article 15.4 (Customer Representatives) and applicable U.S. government and Boeing security restrictions, observe such IOT at Boeing’s facilities, pursuant to the applicable provisions of Exhibit A (Statement of Work).

8.4	IOT Data Review (IOTR) Except in the event of a Total Loss of the Satellite or the Satellite has been reasonably determined to be a Total Loss, as provided in Article 8.1 (Satellite Acceptance) above, following the Launch and injection of the Satellite in its orbital slot (or the orbital slot where IOT is to be performed), Boeing shall perform IOT in accordance with Exhibit A (Statement of Work) and conduct an IOT data review (“IOT Data Review” or “IOTR”) both in accordance with Section 3.2.2.12 of Exhibit A (Statement of Work) and Exhibit D (Satellite Test Plan). The IOTR shall be conducted within three (3) days after completion of the IOT and Boeing shall provide Customer with a summary IOT report (which shall include the analysis and disposition of any Satellite Anomalies or Non-Conformances experienced during the IOT) at least one (1) Business Day prior to conducting the IOTR, including a certificate with Boeing’s assessment of the degree to which the Satellite meets the requirements of Exhibit B (Satellite and Common Subsystem Technical Specification) and Exhibit B2 (F-2 (Satmex 7) Payload and Satellite Unique Technical Specification). Upon the completion of the IOTR, Customer shall be deemed to have accepted the IOT results (the “IOT Complete Date”), and unless the Parties agree to perform further testing, Final Acceptance of the Satellite shall irrevocably occur for all purposes hereunder and Boeing shall hand-over the Satellite to Customer in accordance with Exhibit A (Statement of Work). Notwithstanding the previous sentence, if Satellite IOT is performed in other than the final orbit location, following completion of the IOTR, unless the Parties agree to perform further testing, Boeing shall drift the Satellite to its final orbit location and, upon arrival at the final orbit location, Final Acceptance of the Satellite shall irrevocably occur for all purposes hereunder and Boeing shall hand-over the Satellite to Customer in accordance with Section 3.2.2.13 of Exhibit A (Statement of Work). In the event that, at the completion of the IOTR, Boeing has not delivered any of the other Deliverable Items (not including the Satellite) necessary for Customer to operate the Satellite, Boeing shall continue to operate the Satellite until such time as the necessary Deliverable Items have been delivered and Accepted by Customer at no additional charge to Customer.

8.5	Orbital Performance Incentives From and after the IOT Complete Date, Boeing shall be entitled to retain the Orbital Performance Incentives in accordance with Article 11 (Orbital Performance Incentives).

8.6

No Further Liability From and after the IOT Complete Date, Boeing shall have no further obligation with respect to the Satellite other than to conduct the IOT Eclipse Test as provided in Article 8.7 (Eclipse Test) and to provide the services set forth in Article 17.3 (Satellite Non-Conformances and Anomalies) and Article 31.2 (Claims Support); moreover, except as otherwise provided in Articles 12.1 (Satellite) (solely in the event, and to the extent, of a Terminated Ignition), 17.3 (Satellite Non-Conformances and Anomalies), 22 (Intellectual Property Indemnification), and 31.2 (Claims Support),

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Boeing’s repayment of the Orbital Performance Incentives pursuant to Article 11 (Orbital Performance Incentives) shall be Customer’s sole and exclusive remedy with respect to the Satellite’s use, condition, and/or performance after Intentional Ignition.

8.7	Eclipse Test If there is an eclipse season during the Satellite IOT period, Boeing shall conduct the eclipse test set forth in Exhibit D (Satellite Test Plan) during IOT (the “IOT Eclipse Test”). In the event there is no eclipse season during the Satellite IOT period, then Boeing shall conduct the IOT Eclipse Test set forth in Section 6.2.1 of Exhibit D (Satellite Test Plan) with respect to the Satellite during the first eclipse season after IOT is otherwise completed and provide Customer the results thereof. Customer shall make the Satellite available to Boeing, including the necessary satellite telemetry data, satellite control facilities and networks, in order for Boeing to perform such IOT Eclipse Test; in the event that Customer fails to make such satellite, telemetry data, facilities, and/or network available, the Satellite shall be deemed to have successfully passed such IOT Eclipse Test without any Non-Conformance, anomalies, or degradation. If, as a result of the eclipse test, the Satellite is determined to have a degradation with respect to Exhibit B (Satellite and Common Subsystem Technical Specification) and Exhibit B2 (F-2 (Satmex 7) Payload and Satellite Unique Technical Specification) or to have suffered a Partial Loss or a Total Loss, Customer’s sole and exclusive remedies shall be as set forth in Article 11 (Orbital Performance Incentives) and Article 17.3 (Satellite Non-Conformances and Anomalies), as applicable.

ARTICLE 9	ACCEPTANCE INSPECTION FOR DELIVERABLE ITEMS OTHER THAN SATELLITE

9.1	DSS Software, SCIP Software and GCE

9.1.1

DSS Software, SCIP Software and GCE Acceptance. Upon arrival of the DSS Software, SCIP Software or the GCE (as applicable if Customer has exercised its option pursuant to Article 10.2.2 (Boeing’s Operation of the Satellite) to provide the GCE) at Customer’s location designated thereof in Article 3.1 (Deliverable Items), Customer shall allow Boeing to install the DSS Software, SCIP Software or the GCE and perform an Acceptance inspection and test of the DSS Software, SCIP Software or the GCE in accordance with Section 8.0 of Exhibit A (Statement of Work) and the applicable provisions of Exhibit B5 (Ground Products Technical Specification and Test Plan) for the DSS Software, and, as applicable, the SCIP Software and Exhibit H (Ground Control Equipment Upgrade) for the GCE except for minor Non-Conformances, which Boeing demonstrates at the review to Customer have no material adverse affect upon the capability of the GCE. In each case, at the conclusion of the Acceptance testing, Boeing shall provide the test results along with Boeing’s Certification thereof and shall promptly conduct an Acceptance review with Customer. Within seven (7) days after completion of Acceptance inspection pursuant to this Article 9.1 (DSS Software, SCIP Software and GCE), Customer shall notify Boeing in

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writing of the results of such Acceptance inspection. In the event that such Acceptance inspection demonstrates conformity of the DSS Software, SCIP Software or the GCE to the applicable requirements of Exhibit B5 (Ground Products Technical Specification and Test Plan), and Exhibit H (Ground Control Equipment Upgrade), respectively, such DSS Software, SCIP Software or GCE, as applicable, shall be irrevocably accepted by Customer for all purposes hereunder (“Acceptance” with respect to the DSS Software or the GCE) and Customer’s notice shall so state. In the event that such Acceptance inspection discloses any Non-Conformance of the DSS Software, SCIP Software or the GCE, Customer’s notice shall identify each Non-Conformance (with reference to the specific provision of Exhibit B5 (Ground Products Technical Specification and Test Plan), or of Exhibit H (Ground Control Equipment Upgrade), as applicable, deemed not met) and Boeing shall correct or repair such Non-Conformance and resubmit the DSS Software, SCIP Software or the GCE, as applicable, for a supplemental Acceptance inspection in accordance with the provisions of this Article 9.1 (DSS Software, SCIP Software and GCE). Such supplemental Acceptance inspection shall be conducted by Customer to the extent necessary to verify that the DSS Software, and as applicable the SCIP Software, conforms to the applicable requirements of Exhibit B5 (Ground Products Technical Specification and Test Plan), or the GCE conforms to the applicable requirements of Exhibit H (Ground Control Equipment Upgrade), as applicable. If Customer fails to provide notice within the time specified, Acceptance shall be deemed to have irrevocably occurred with respect to the DSS Software, SCIP Software or the GCE, as applicable.

9.1.2	Boeing Operation of the Satellite on an Interim Basis Pending Acceptance of SCIP Software or GCE. Until such time that Boeing resolves any Non-Conformances and completes Acceptance of the SCIP Software or an GCE (as applicable) and all associated Training, in a manner that meets the requirements of this Contract, including the Statement of Work. After the date of such Acceptance of the SCIP Software or GCE, Boeing shall operate the Satellite on an interim basis at no additional cost to Customer as reasonably necessary for Customer to assume the hand-over and operation of the Satellite (in any case, not to exceed one hundred and twenty (120) days after the date of Acceptance). Such operation of the Satellite on an interim basis by Boeing shall not constitute Acceptance of the SCIP Software, the GCE (as applicable) or associated Training by Customer.

9.2

Deliverable Data For any Deliverable Data (including Deliverable Items of software but excluding software integrated into the DSS Software, the GCE and the Satellite, which are subject to Article 9.1 (DSS Software, SCIP Software and GCE) and Article 8.1 (Satellite Acceptance), respectively) that requires Customer approval pursuant to Exhibit A (Statement of Work), Customer shall, within ten (10) days of Delivery, notify Boeing in writing that such Deliverable Data has either been: (i) accepted (irrevocable

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“Acceptance” with respect to each such item of Deliverable Data); or (ii) determined to contain Non-Conformances, in each case identifying each such Non-Conformance (with reference to the applicable requirement of Exhibit A (Statement of Work) deemed not met). If Customer notifies Boeing of any Non-Conformance pursuant to the foregoing, Boeing shall promptly correct any Non-Conformance with respect to such Deliverable Data identified in such notice from Customer and re-submit the Deliverable Data to Customer for a subsequent inspection to verify that Boeing has corrected the previously-identified Non-Conformance and that the Deliverable Data complies with the requirements of this Contract, including Exhibit A (Statement of Work) and Exhibit B5 (Ground Products Technical Specification and Test Plan), as applicable. Boeing shall be required to repeat the process described in this Paragraph until such time as the relevant Deliverable Data has either been Accepted by Customer in writing or has been deemed Accepted in accordance with this Paragraph. If Customer fails to provide notice within the time specified above, Acceptance shall be deemed to have irrevocably occurred with respect to such Deliverable Data. For Deliverable Data that does not require Customer approval pursuant to Exhibit A (Statement of Work), Acceptance of such Deliverable Data shall be deemed to have irrevocably occurred upon Delivery.

9.3	Training Acceptance of Training, or any part thereof, required by Exhibit A (Statement of Work) shall occur in accordance with this Article 9.3 (Training). “Training”, or any part thereof, furnished to Customer shall be accompanied by written notice from Boeing specifying that portion of the Training being furnished. Acceptance of Training, or any part thereof, shall occur three (3) Business Days after completion of such Training or part thereof, unless, within such time, Customer provides a written notice to Boeing that the Training, or a part thereof, contains any Non-Conformances with reference to the requirements of Exhibit A (Statement of Work), specifically identifying each such Non-Conformance. In the event that Customer notifies Boeing of any Non-Conformances, as provided above, Boeing shall repeat such Training, or relevant part thereof, and the Training or part thereof shall be subject to Acceptance in accordance with the provisions of this Article 9.3 (Training).

9.4	Deliverable Services Acceptance of Deliverable Services, or any part thereof, shall irrevocably occur in accordance with this Article 9.4 (Deliverable Services). Where practical, Deliverable Services furnished to Customer shall be accompanied by written notice from Boeing specifying that portion of the Deliverable Services being furnished. Acceptance of Deliverable Services, or any part thereof, shall occur upon Boeing furnishing such Services or any part thereof. In the event that, due to any Non-Conformance timely notified by Customer, re-performance of services (not including Launch Services as to which Boeing makes no warranty) is required and practicable, such re-performance is subject to the provisions of Article 17.2.3 (Deliverable Services).

9.5

Customer’s Inspection Agents Customer may, upon giving prior written notice to Boeing, cause any Customer Representative designated by Customer to observe or conduct the Acceptance inspection pursuant to this Article 9 (Acceptance Inspection For

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Deliverable Items Other Than Satellite) in whole or in part; provided, however, that the provisions of Article 6 (Compliance with Laws and Directives), Article 15.4 (Customer Representatives), and Article 23 (Proprietary Information) shall apply to any such consultant or agent and such consultant or agent shall comply with Boeing’s normal and customary safety and security regulations provided to Customer in writing in advance of such inspection.

9.6	Waivers and Deviations Waivers of or deviations from the requirements of this Contract, including Exhibit A (Statement of Work), Exhibit B (Satellite and Common Subsystem Technical Specification), Exhibit B2 (F-2 (Satmex 7) Payload and Satellite Unique Technical Specification), Exhibit D (Satellite Test Plan), Exhibit B5 (Ground Products Technical Specification and Test Plan) and Exhibit H (Ground Control Equipment Upgrade), as applicable to any Deliverable Item subject to Acceptance inspection pursuant to this Article 9 (Acceptance Inspection For Deliverable Items Other Than Satellite), shall be addressed as set forth in Article 7.4 (Waivers and Deviations).

9.7	Inspection Costs Borne by Customer All costs and expenses incurred by Customer or its consultants or agents in the performance of its inspection rights under this Article 9 (Acceptance Inspection For Deliverable Items Other Than Satellite), including travel and living expenses, shall be borne solely by Customer.

9.8	Warranty Obligations In no event shall Boeing be released from any of its warranty obligations applicable to any Deliverable Item as set forth in Article 17 (Representations and Warranties) as a result of such Deliverable Item having been accepted as set forth in this Article 9 (Acceptance Inspection For Deliverable Items Other Than Satellite).

ARTICLE 10	OPTIONS

10.1	Additional Satellite(s) Option

10.1.1

Additional Satellite(s). Boeing hereby grants to Customer an option to purchase up to four additional satellite(s) (less the number of additional satellites purchased by the Other Customer), each substantially similar to the Satellite (each an “Additional Satellite”) in accordance with Article 4 of the Master Procurement Agreement. The price for any such Additional Satellite shall be determined in accordance with Exhibit B (Option Exercise Dates and Pricing) of the Master Procurement Agreement, which includes LOPS/MOPS on a dual manifest Falcon 9, training, Deliverable Data, other Deliverable Services, and one set each of DSS Software and SCIP Software. The price for an Additional Satellite without the aforementioned items is (***) (U.S.$ (***)) for S-5 and S-6 and (***) (U.S.$ (***)) for S-7 and S-8 (of which (***) of the price for the Additional Satellite shall constitute the maximum amount of total Orbital Performance Incentives; and, of which (***) of the price of the Additional Satellite shall constitute the maximum amount of Liquidated Damages and Delay Charges) with respect to such Additional Satellite. The allocation of optional satellites between Customer and the Other Customer shall be

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determined as set forth in the Master Procurement Agreement. The CATP Date for each Additional Satellite must be in accordance with Article 4 of the Master Procurement Agreement.

10.1.2	Additional Satellite Exercise Period. This option shall remain valid until the dates indicated on Exhibit B (Option Exercise Dates and Pricing) to the Master Procurement Agreement (the “Additional Satellite Exercise Period”), subject to extension as provided in the Master Procurement Agreement. If Customer wishes to exercise such option, it may do so by providing notice to Boeing at any time prior to the expiration of the Additional Satellite Exercise Period.

10.1.3	Additional Satellite Agreement. The Parties shall document Customer’s agreement to purchase the Additional Satellite(s) and Boeing’s agreement to manufacture and deliver such Additional Satellite(s) by entering into either, at Customer’s option, an amendment to this Contract or a second contract that has terms and conditions identical, in all relevant material respects, to this Contract, except for such differences as are reasonably necessary or appropriate to indicate that the second contract applies to the Additional Satellite(s). A termination liability schedule for such Additional Satellites shall be negotiated by the Parties no later than ten (10) days following the respective EDC for the Additional Satellite purchased by Customer. Only upon execution of such second contract or Contract amendment shall Customer be financially obligated to Boeing with respect to the Additional Satellite(s) and shall Boeing be obligated to perform with respect thereto.

10.1.4	Delivery of Additional Satellite. Delivery of any such Additional Satellite shall occur no later than the dates specified in Article 4.2(iii) (Options and Additional Satellites) of the Master Procurement Agreement. Commencing upon the date of EDC of such second contract or Contract amendment, Boeing shall immediately proceed with all work necessary to manufacture such Additional Satellite(s).

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Table 10-1A: Satellite Option Price Breakout for S-5 Satellite (Unassigned)

Item	Description	Firm Fixed Price (U.S.$ Millions)
1.	Satellite	(***)
2.	Deliverable Data	Included in Satellite
3.	Training	Included in Deliverable Software
4.	Other Deliverable Services	Included in Satellite
5.	Launch Operations and Mission Operations for a Falcon 9	(***)
6.	Deliverable Satellite Simulator Software and SCIP Software	(***)
	Total Price Summary for S-5 Satellite	(***)

Table 10-1B: Satellite Option Price Breakout for S-6 Satellite (Unassigned)

Item	Description	Firm Fixed Price (U.S.$ Millions)
1.	Satellite	(***)
2.	Deliverable Data	Included in Satellite
3.	Training	Included in Deliverable Software
4.	Other Deliverable Services	Included in Satellite
5.	Launch Operations and Mission Operations for a Falcon 9	(***)
6.	Deliverable Satellite Simulator Software and SCIP Software	(***)
	Total Price Summary for S-6 Satellite	(***)

Table 10-1C: Satellite Option Price Breakout for S-7 Satellite (Unassigned)

Item	Description	Firm Fixed Price (U.S.$ Millions)
1.	Satellite	(***)
2.	Deliverable Data	Included in Satellite

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Item	Description	Firm Fixed Price (U.S.$ Millions)
3.	Training	Included in Deliverable Software
4.	Other Deliverable Services	Included in Satellite
5.	Launch Operations and Mission Operations for a Falcon 9	(***)
6.	Deliverable Satellite Simulator Software and SCIP Software	(***)
	Total Price Summary for S-7 Satellite	(***)

Table 10-1D: Satellite Option Price Breakout for S-8 Satellite (Unassigned)

Item	Description	Firm Fixed Price (U.S.$ Millions)
1.	Satellite	(***)
2.	Deliverable Data	Included in Satellite
3.	Training	Included in Deliverable Software
4.	Other Deliverable Services	Included in Satellite
5.	Launch Operations and Mission Operations for a Falcon 9	(***)
6.	Deliverable Satellite Simulator Software and SCIP Software	(***)
	Total Price Summary for S-8 Satellite	(***)

10.2	Other Options

10.2.1

Ground Control Equipment and Software. Customer shall have the option to purchase Ground Control Equipment, and related software, in conformance with Exhibit H (Ground Control Equipment Upgrade). The Ground Control Equipment shall be delivered at Customer’s selected locations, as specified therein. Upon delivery of the Ground Control Equipment, Boeing shall support Customer in performing an overall acceptance test of the Ground Control Equipment in accordance with the terms of Article 9.1 (DSS Software, SCIP Software and GCE), which shall demonstrate, among other things, the integration of the Ground Control Equipment with Customer’s primary and backup tracking, telemetry and command and designated communication links. If Customer does not exercise the option to purchase the Ground Control Equipment, Boeing shall provide, no later than at the Preliminary Design Review for the F-1 Satellite,

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the list of hardware required to be compatible with and to install the SCIP Software and meet the performance requirements of the SCIP Software to properly and safely operate the Satellite from the Customer SCFs.

Table 10-2A

GCE Upgrade for Ground Equipment	Price (U.S.$ Millions)
	Price	Exercise Date	Contract Reference
Option 1: First Time Price per Site	(***)	EDC + (***) months	Statement of Work Section 1.3.8
Option 2: For Each additional Satellite per Site	(***)	CATP + (***) month	Statement of Work Section 1.3.8

*	Notwithstanding the figures provided in Table 10-2A above, Boeing will, on a Reasonable Efforts basis, work with Customer to investigate and identify the specific requirements and costs associated with the GCE options within (***) days after EDC for Option 1 and, following a corresponding written request by Customer, to be provided no later than (***) days prior to the Exercise Date for Option 2. (***).

10.2.2	Boeing’s Operation of the Satellite. Customer shall have the option to purchase Boeing’s continued operation of the Satellite from Final Acceptance under a time-and-materials agreement in accordance with Section 1.3.7 of Exhibit A (Statement of Work).

10.2.3	Training. Customer shall have the following options to purchase additional training courses by the exercise dates listed below:

Table 10-2B

Training	Price (U.S.$ Millions)
	Price	Exercise Date	Contract Reference
Satellite Subsystem	(***)	After Launch – (***)	Statement of Work Section 1.3.6a
Orbital Operations	(***)	After Launch – (***)	Statement of Work Section 1.3.6b
Satellite Operations	(***)	After Launch – (***)	Statement of Work Section 1.3.6c
On-Site Support	(***)	After Launch – (***)	Statement of Work Section 1.3.6d

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10.3	Customer Payload Options

10.3.1	Customer shall have the option to purchase the following Payload Option 1 and/or Second Ku-band Beacon for the F-2 Satellite within the option exercise dates specified and at the prices stated in Table 10-3A (Payload Options) below with no impact to: (i) the Delivery date for the F-2 Satellite; or (ii) the Firm Fixed Price of the F-2 Satellite or its Delivery date under the Other Procurement Agreement. Upon exercise of this option, the option(s) shall be incorporated by an amendment to this Contract in accordance with Article 42 (Amendments), including related changes to price, payment plan, termination liability schedule and specifications which implement Appendix B of Exhibit A (Statement of Work).

Table 10-3A: Payload Options

Payload Options	Price (U.S.$ Millions)
	Price	Exercise Date	Contract Reference
Satmex 7 Communications Payload Option 1 (Four Reflectors)	(***)	EDC + (***) days	Statement of Work Appendix B
Second Ku Beacon	(***)	EDC + (***) days	Statement of Work Section 1.3.9

Table 10-3B: Additional Payload Test Options

Test Options	Price (U.S.$ Millions)
	Price	Exercise Date	Contract Reference
Antenna Performance Measured at Each Channel Frequency	(***)	EDC + (***) Months	Statement of Work Section 1.3.10b
AM/PM and Phase vs. Drive, by Channel	(***)	EDC + (***) Days	Statement of Work Section 1.3.10a

10.4	Replacement Satellites

10.4.1

In the event that, at any time during the period from and including Launch plus (***) months, a Satellite that Boeing Delivers under this Contract (i) suffers a Total Loss or (ii) is mutually determined by Customer and Boeing to be damaged as equivalent to a Total Loss, Customer shall have the right to order, upon providing written notification to Boeing within (***) days after such Total Loss, a replacement Satellite (“Replacement

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Satellite”) of identical or substantially the same configuration as the 702SP that suffered the Total Loss. Customer shall also provide an initial payment of (***) (***%) of the contract price for the Replacement Satellite along with its written notice of option exercise. Receipt of such payment by Boeing shall constitute the Effective Date of Contract (EDC) of the Replacement Satellite and Boeing shall begin work on the Replacement Satellite.

10.4.2	The contract price for the Replacement Satellite(s) ordered under this Article 10.4 for F-2 Satellite, and if assigned to Customer under the terms of the Master Procurement Agreement, the F-4 Satellite, shall be in accordance with Table 10-4A (Replacement Satellite Option Price Breakout for the F-2 (Satmex 7) Satellite) and, if applicable, Table 10-4B (Replacement Satellite Option Price Breakout for the F-4 (Unassigned) Satellite), below. (***).

Table 10-4A: Replacement Satellite Option Price Breakout for the F-2 (Satmex 7) Satellite

Item	Description	Firm Fixed Price (U.S.$ Millions)
1.	Satellite	(***)
2.	Deliverable Data	Included in Satellite
3.	Training	Included in Satellite
4.	Other Deliverable Services	Included in Satellite
5.	Launch Operations and Mission Operations for a Falcon 9	(***)
6.	Deliverable Satellite Simulator Software and SCIP Software	N/A
	Total Price Summary for the F-2 Satellite	(***)

Table 10-4B: Replacement Satellite Option Price Breakout for the F-4 (Unassigned) Satellite

Item	Description	Firm Fixed Price (U.S.$ Millions)
1.	Satellite	(***)
2.	Deliverable Data	Included in Satellite
3.	Training	Included in Satellite
4.	Other Deliverable Services	Included in Satellite
5.	Launch Operations and Mission Operations for a Falcon 9	(***)

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Item	Description	Firm Fixed Price (U.S.$ Millions)
6.	Deliverable Satellite Simulator Software and SCIP Software	N/A
	Total Price Summary for the F-4 Replacement Satellite	(***)

10.4.3	The contract price for a 702SP Replacement Satellite includes LOPS/MOPS on a dual manifest Falcon 9, Deliverable Data, other Deliverable Services The price (s) of the Replacement Satellite(s) without these aforementioned items are listed in Item 1 of Table 10-4A (Replacement Satellite Option Price Breakout for the F-2 (Satmex 7) Satellite) and, if applicable, Table 10-4B (Replacement Satellite Option Price Breakout for the F-4 (Unassigned) Satellite), above (of which (***) of the Replacement Satellite contract price shall constitute the maximum amount of total Orbital Performance Incentives; and, of which (***) of the Replacement Satellite contract price shall constitute the maximum amount of Liquidated Damages and Delay Charges with respect to such Replacement Satellite).

10.4.4	The Replacement Satellite contract price for F-2 is valid through (***) and the Replacement Satellite contract price for F-4 is valid through (***).

After November (***) for the F-2 Replacement Satellite, and after (***) for the F-4 Replacement Satellite, the Replacement Satellite contract price(s) will be subject to Economic Price Adjustment (EPA) up to the date the option is exercised in accordance with the following indices – (a) as (***).

10.4.5	Notwithstanding the foregoing, the option with respect to the Replacement Satellite for F-2 shall expire on (***) and the option with respect to Replacement Satellites for F-4 shall expire on (***).

10.4.6	The balance of the payment plan and a termination liability schedule for a Replacement Satellite shall be negotiated between the Parties within (***) days after EDC for such Replacement Satellite. The Delivery Date for a Replacement Satellite shall be the date that is twenty-four (24) months after EDC for such Replacement Satellite, or (***) months after the delivery of the last Satellite in the factory production schedule at the time of order, whichever is later. Boeing agrees to use its Reasonable Efforts to deliver as close to such 24 month timetable as commercially practicable).

ARTICLE 11	ORBITAL PERFORMANCE INCENTIVES

11.1

General During the Satellite Stated Life, Boeing shall be entitled to retain Orbital Performance Incentives with respect to the Satellite in the amounts and in accordance with the terms set forth in this Article 11. As used herein “Orbital Performance Incentives” for the F-2 Satellite (Baseline Configuration) means an amount equal to (***)

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U.S. dollars (U.S.$ (***)), which is equal to (***) of the (***) (U.S.$ (***)) Satellite Price consisting of: (i) the amount of (***) U.S. dollars (U.S.(***)) which is equal to (***) percent ((***)%) of the Satellite Price which may be retained by Boeing based upon Satellite Transponder capacity as set forth in Article 11.2 (the “Capacity OPI”); and (ii) the amount of (***) U.S. dollars (U.S.$ (***)), which is equal to (***) percent ((***)%) of the Satellite Price which may be retained by Boeing based upon the Satellite maintaining certain critical redundancy as set forth in Article 11.3 (the “Redundancy OPI”). If the F-2 Satellite Price is adjusted in accordance with the terms of this Contract, and with respect to any other Satellites to be delivered under this Contract, the specific “Orbital Performance Incentives” and Capacity OPI will be calculated as a percentage of the applicable Satellite Price as provided for in this Article 11. All measurements, computations and analyses made pursuant to this Article 11 shall be confirmed by both Parties in accordance with good engineering practice applying standards generally applicable in the aerospace industry. For the avoidance of doubt, any payments due from Boeing to Customer pursuant to Article 11.2 (Capacity OPI) and Article 11.3 (Redundancy OPI) shall be treated as independent and distinct obligations.

11.2	Capacity OPI If applicable, payments shall be made by Boeing to Customer in accordance with the following terms:

11.2.1	If it is determined during the Satellite Stated Life that any Transponder is not a Satisfactorily Operating Transponder, Customer shall so notify Boeing within twenty-four (24) hours of such determination. Upon concurrence by Boeing that the Transponder is not a Satisfactorily Operating Transponder, Boeing shall pay to Customer, as Customer’s sole and exclusive remedy for the unsuccessful Transponder, payments as set forth in Table 11-2 below for the remainder of the Orbital Mission Life:

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Table 11-2

Number of Satisfactorily Operating Transponders (Ku/C-band Channels)	Daily Amount Per Transponder (U.S.$)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)

In no event shall the maximum total amount paid by Boeing for Capacity OPIs exceed (***) U.S. dollars (U.S.$ (***)).

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11.3	Redundancy OPI During the Satellite Stated Life, if the Satellite is subject to failure of mission critical units (listed in Table 11-3 below(***), Boeing shall pay to Customer the amount(s) listed in Table 11-3, for the loss of any of the mission critical units listed below. In no event shall the total amount of Redundancy OPI lost and paid by Boeing for loss of mission critical units exceed in the cumulative maximum (***) U.S. dollars (U.S.$ (***)).

Table 11-3

Mission Critical Units	Year 1* U.S.$K	Year 2* U.S.$K	Year 3* U.S.$K	Year 4* U.S.$K	Year 5* U.S.$K
(***)	(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)	(***)

Note(1): the first four units are exempt from this list for LTWTAs configuration.

*	For purposes of Table 11-3: (i) Year 1 begins at 12:01 a.m. Greenwich Mean Time on the first day of the Satellite Stated Life and ends on the first anniversary of the Satellite Stated Life; (ii) Year 2 begins on the first day after the first anniversary of the Satellite Stated Life and ends on the second anniversary of the Satellite Stated Life; (iii) Year 3 begins on the first day after the second anniversary of the IOT Complete Date and ends on the third anniversary of the Satellite Stated Life; (iv) Year 4 begins on the first day after the third anniversary of the Satellite Stated Life and ends on the fourth anniversary of the Satellite Stated Life; and (v) Year 5 begins on the first day after the fourth anniversary of the IOT Complete Date and ends on the fifth anniversary of the Satellite Stated Life.

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11.4	Total Loss or Partial Loss Not Attributable to Boeing If, after Intentional Ignition of the Launch Vehicle, the Satellite is determined to be a Total Loss or not a Successfully Launched Satellite, or if a Partial Loss has occurred (unless and to the extent of a Terminated Ignition as provided in Article 12.1 (Satellite) and, in any such case, due to causes not attributable to Boeing, including but not limited to damage from orbital debris, Acts of God, acts of war, damage caused by launch, or terrorist or sabotage events, Boeing shall be entitled to retain the corresponding amount of the Capacity OPI and Redundancy OPI and shall not be subject to any loss might have otherwise been lost pursuant to this Article 11 (Orbital Performance Incentives).

11.5	Customer Operation of the Satellite If, following the IOT Complete Date and hand-over of the Satellite to Customer in accordance with Article 8.4 (IOT Data Review (IOTR)), as a result of Customer not operating the Satellite as a Properly Operated Satellite, or as a result of operational errors, Gross Negligence or willful misconduct on the part of Customer or Customer’s representatives, consultants or subcontractors in the operation of the Satellite, such Satellite has experienced a Partial Loss or Total Loss, Boeing shall retain the Capacity OPI with respect to the Satellite in the amount that would have been retained prior to the act or omission resulting in degraded performance and shall retain Redundancy OPI which will not be subject to any loss of any resulting Redundancy OPI with respect to the Satellite due to the act or omission resulting in degraded performance.

The preceding paragraph of this Article 11.5 shall not apply to the extent that the Satellite operates in a manner that is not in accordance with any requirement of Exhibit B (Satellite and Common Subsystem Technical Specification) or Exhibit B2 (F-2 (Satmex 7) Payload and Satellite Unique Technical Specification) as a result of errors in the Satellite operation procedures delivered by Boeing or as a result of Customer not receiving timely support from Boeing as and when required in accordance with this Contract or due to a Software Failure. Notwithstanding the foregoing, any combination or modification by Customer of Software that is not approved by Boeing relieves Boeing of any further obligation to Customer in connection the maintenance of such Software.

11.6	Payment/Refund of the Orbital Performance Incentives

11.6.1	Capacity OPI. The amount of Capacity OPI earned pursuant to Article 11.2 (Capacity OPI) shall be paid to Customer thirty (30) days after receipt of a proper invoice therefor.

11.6.2	Redundancy OPI. Any amounts of Redundancy OPI lost by Boeing pursuant to Article 11.3 (Redundancy OPI) shall be paid to Customer thirty (30) days after receipt of a true and accurate invoice therefor.

11.7

Access to In-Orbit Data and Measurements Boeing shall have reasonable access to the data records of the Satellite reasonably necessary to enable Boeing together with Customer to determine the entitlement of Boeing to Orbital Performance Incentive hereunder. Any assertion by Customer that a Satellite is less than a Satisfactorily

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Operating Satellite, and as such is subject to refunds pursuant to Articles 11.1 (General), 11.2 (Capacity OPI) and 11.3 (Redundancy OPI) shall be accompanied by reasonable technical data, reports, and analyses required to establish this conclusion. Boeing shall be given a reasonable opportunity to review all relevant data, but in any case without exceeding thirty (30) days after receiving the notification from Customer of is less than a Satisfactorily Operating Satellite. Should Boeing agree with Customer’s assertion, Boeing shall so notify Customer in writing. Should Boeing disagree with Customer’s assertion, Boeing shall present evidence to the contrary. Customer then shall consider such evidence and consult with Boeing. In the event that the disagreement cannot be resolved within ninety (90) days from the time Boeing receives Customer’s assertion, the disagreement shall be resolved in accordance with Article 33 (Applicable Law and Dispute Resolution).

Customer may alternatively in connection with its obligations under this Article 11.7 (Access to In-Orbit Data and Measurements), and in connection with Boeing’s efforts to analyze and support in-orbit Anomaly resolution, provide at its own expense continuous Satellite telemetry via internet or dedicated line connections, at Customer’s sole discretion, between Customer’s Satellite Control Facility and Boeing’s facility in El Segundo, California.

11.8	Ground Storage If after the successful completion of Satellite Pre-Shipment Review, Customer places the Satellite in Ground Storage for reasons not solely or substantially attributable to Boeing, Boeing shall be paid the full amount of all remaining payments that would have been due under the Contract for Milestones subsequent to Launch as if the Satellite had not been placed into Ground Storage. If the Satellite is subsequently launched, Boeing shall retain or repay the amounts calculated for the Capacity OPI or Redundancy OPI in accordance with Article 11.2 (Capacity OPI) and 11.3 (Redundancy OPI).

ARTICLE 12	TITLE AND RISK OF LOSS

12.1	Satellite Title to and risk of loss of or damage to the Satellite shall pass from Boeing to Customer at the time of Intentional Ignition of the Launch Vehicle used for the Launch of such Satellite. In the event of an Intentional Ignition followed by a Terminated Ignition, title to and risk of loss of or damage to such Satellite shall revert to Boeing upon Boeing securing the Satellite after the Launch Agency declares the Launch pad safe, provided that, if the Satellite is, or is reasonably determined to be, a Total Loss, title to and risk of loss of or damage to the Satellite shall remain with Customer. If Boeing re-acquires title and risk of loss or damage, as set forth in the immediately preceding sentence, title to and risk of loss of or damage to the Satellite shall again pass to Customer upon the subsequent Intentional Ignition of the Launch Vehicle used for Launch of such Satellite.

Prior to Launch of a Satellite, the Parties shall cooperate in good faith and agree to any necessary revisions to certain definitions (e.g., Intentional Ignition, Launch, Terminated

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Ignition, and other related provisions) as required to ensure that risk of loss transfers seamlessly from Boeing to Customer and does not result in an insurance coverage gap with respect to the Satellite at any time between the ground insurance to be provided by Boeing pursuant to Article 31.3 (Boeing Insurance Requirements) and the applicable coverage start date for any Launch and In-Orbit Insurance Policy.

In the event of a Terminated Ignition where Boeing re-acquires title to and risk of loss of or damage to the Satellite, Boeing shall inspect the Satellite and provide Customer with a report on the condition of such Satellite, along with a recommendation for repair or replacement, if any is required, as well as an estimated new Delivery schedule, in the event the Satellite is removed from the Launch Vehicle or the Launch Site. Customer shall, within fifteen (15) days following receipt of such report, direct Boeing, pursuant to Article 24.2 (Limited Changes or Services Requested by Customer), whether or not to proceed with any required or desired repairs and/or storage. The Actual Costs plus (***) profit of repairs or replacement, including any transportation, storage and retesting costs, of the Satellite resulting from any loss or damage during the time from Intentional Ignition followed by a Terminated Ignition (specifically, the time during which Customer had risk of loss of or damage to the Satellite) shall be the responsibility of Customer. Additionally, Customer shall be responsible for Boeing’s Actual Costs plus (***) profit associated with the launch support services for the Satellite re-Launch campaign, including launch and associated mission operations support, to be addressed as a Limited Change Order, in accordance with Article 24.2 (Limited Changes or Services Requested by Customer).

EXCEPT WITH RESPECT TO WILLFUL MISCONDUCT OR GROSS NEGLIGENCE BY BOEING, UPON AND AFTER INTENTIONAL IGNITION OF THE LAUNCH VEHICLE FOR THE SATELLITE, UNLESS AND TO THE EXTENT OF A TERMINATED IGNITION WHERE BOEING RE-ACQUIRES TITLE TO AND RISK OF LOSS OF OR DAMAGE TO THE SATELLITE, AS PROVIDED IN THIS ARTICLE 12.1 (SATELLITE), BOEING’S SOLE OBLIGATION, LIABILITY, OR FINANCIAL RISK, AND THE SOLE AND EXCLUSIVE REMEDIES OF CUSTOMER OR ANY PARTY ASSOCIATED WITH CUSTOMER, WITH RESPECT TO THE USE OR PERFORMANCE OF SUCH SATELLITE (INCLUDING WITH RESPECT TO ANY ACTUAL OR CLAIMED NON-CONFORMANCE CAUSED OR ALLEGED TO BE CAUSED AT ANY TIME, WHETHER BEFORE OR AFTER INTENTIONAL IGNITION, BY BOEING’S OR ANY OF ITS SUBCONTRACTORS’ NEGLIGENCE) SHALL BE AS SET FORTH IN ARTICLES 11 (ORBITAL PERFORMANCE INCENTIVES), 17.3 (SATELLITE NON-CONFORMANCES AND ANOMALIES), 22 (INTELLECTUAL PROPERTY INDEMNIFICATION), AND 31.1 (BOEING SUPPORT FOR CUSTOMER LAUNCH AND IN-ORBIT INSURANCE POLICY).

12.2	Deliverable Items Other Than Satellite Title to and risk of loss of or damage to the DSS Software or the GCE (as applicable) shall pass from Boeing to Customer upon

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Acceptance thereof pursuant to Article 9.1 (DSS Software, SCIP Software and GCE). Customer’s rights in and to other Deliverable Items (including, without exception, Deliverable Items of software and software integrated into hardware, but not including the Satellite or DSS Software) are as set forth in Article 21 (Rights in Data).

12.3	Total Loss or Total Destruction of Satellite Before Intentional Ignition; Replacement Satellite In the event of the total loss or total destruction of the Satellite before Intentional Ignition (as such events are defined in the applicable insurance policy maintained by Boeing), in addition to the other rights, remedies, and relief provided to the Parties hereunder, Customer shall have the option, to be exercised in writing within thirty (30) days after such total loss or total destruction of the Satellite: (i) to obtain the applicable insurance proceeds paid to (or to be paid to) Boeing for such total loss or destruction of the Satellite, in which case neither Party shall have any further obligation to the other Party hereunder, except for such obligations which expressly survive the termination of this Contract; or (ii) to have Boeing proceed to build a replacement Satellite. If Customer elects to have Boeing build a replacement Satellite: (a) the price for such replacement Satellite shall be the same as the Satellite price set forth in Article 4.1 (Firm Fixed Price), provided that all amounts already paid by Customer under this Contract shall be credited against the price of such replacement Satellite, and provided further that the total loss or destruction occurred for reasons solely or substantially attributable to Boeing; and (b) in all cases, the Delivery schedule and other affected terms of this Contract (other than such Satellite price as provided in (i) immediately above) shall be equitably adjusted to enable Boeing to manufacture and complete Delivery of the replacement Satellite, and the Parties shall reasonably and in good faith mutually agree to the Delivery schedule for the replacement Satellite.

ARTICLE 13	EXCUSABLE DELAYS

13.1	Force Majeure Defined Neither Party shall be responsible for late Delivery, delay of the final completion date or nonperformance of its contractual obligations due to Force Majeure. Force Majeure shall be any event beyond the reasonable control of a Party or its suppliers and subcontractors and shall include, but not be limited to: (1) acts of God; (2) acts of a public enemy; (3) actions or inactions of a government in its sovereign or contractual capacity (including any action or inaction affecting the import or export of items or obtaining or maintaining licenses or other approvals under Articles 6.3 (Licenses and Other Approvals), 6.5 (Communications Authorizations), 6.6 (Radio Frequency Coordination) and 6.7 (U.S. Government Encryption and Decryption Authorizations), other than due to a lack of due diligence, wrongful or negligent act or omission of Boeing or Customer as applicable); (4) war, acts of terror and warlike events; (5) catastrophic weather conditions such as hurricanes, tornadoes and typhoons; (6) fire, earthquakes, floods, epidemics, quarantine restrictions; (7) strikes, lockouts and other industrial disputes; (8) sabotage, riot and embargoes and; (9) other unforeseen and extraordinary events, which in every case are beyond the reasonable control and without the fault of the Party affected or its suppliers and subcontractors (“Force Majeure”).

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For an event to qualify for Force Majeure relief hereunder: (1) the event must be beyond the control and without fault or negligence of a Party or its subcontractors hereunder; (2) the resulting delay cannot be circumvented by Reasonable Efforts to mitigate such delays; and (3) the Party whose performance is delayed due to a Force Majeure event shall provide the other Party with written notice thereof as soon as possible but in no event later than ten (10) Business Days after such Party’s performance is impacted by such an event. Notwithstanding anything to the foregoing: (i) Customer’s inability to pay any invoice when due hereunder shall not qualify for Force Majeure relief hereunder (except where such circumstance is itself caused by a Force Majeure event); and (ii) any failure by a subcontractor to meet its obligations to Boeing, or any delay due to labor shortages, defective tooling, transportation difficulties, equipment failure or breakdowns, or inability to obtain materials shall not constitute a Force Majeure event (except where such circumstance is itself caused by a Force Majeure event), and shall not relieve Boeing from meeting any of its obligations under this Contract. The Party affected by a Force Majeure event shall use Reasonable Efforts to minimize the effect of any Force Majeure event. In the event Boeing claims a Force Majeure event, Boeing’s written notice called for above shall include a detailed description of the portion of the Work known to be affected by such delay, as well as a proposed work-around plan reasonably satisfactory to Customer. The work-around plan shall: (1) set forth Boeing’s Reasonable Efforts to mitigate the effect of any such Force Majeure event and include a schedule for such mitigation and (2) contain sufficient detail for Customer to be able to evaluate such plan. In the event of a Force Majeure event, the Delivery requirement shall be extended for such period as is supported by the evidence provided; provided, that the occurrence of a Force Majeure event shall in no event entitle Boeing to an increase in the price for the Work. Customer, however, shall pay to Boeing the Actual Costs reasonably expended on expedited fees by Boeing for Work completed pursuant to the work-around plan agreed to by Customer under this Article 13.1 (Force Majeure Defined). Any adjustment of time appropriate under this Article 13 (Excusable Delays) shall be formalized promptly by the execution of a mutually acceptable amendment to this Contract.

Customer acknowledges that following the end of an excusable delay event, Boeing shall resume full performance as soon as commercially practicable after the end of an excusable delay event, and the schedule of performance shall be deemed modified to reflect such recommencement of performance. Payment obligations of Customer shall be suspended only if and to the extent Boeing does not complete the Work associated with a Milestone.

13.2

Termination for Excessive Force Majeure Customer may, upon written notice to Boeing, terminate this Contract immediately with respect to an unlaunched Satellite if and when the delays to such Satellite due to a Force Majeure event for the claiming Party total, or will be likely to total, (***) consecutive days or more. Such termination by Customer for excessive Force Majeure shall be deemed as a Customer termination for convenience and the Parties shall proceed in accordance with Article 19 (Termination for Convenience). If

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Customer fails to exercise its right to terminate for excessive Force Majeure within thirty (30) days after Customer is entitled to terminate pursuant to this Article 13.2 (Termination for Excessive Force Majeure), such right to terminate shall be deemed waived.

13.3	Customer Force Majeure Events Customer will provide to Boeing for its evaluation its plans to mitigate delays in payment or its performance should it experience a Force Majeure event that commensurate with the standards established by Article 13.1 (Force Majeure Defined). Should Customer’s payments or performance affecting this Contract be delayed by a Force Majeure event exceeding (***) days, Boeing is entitled to equitable adjustments to the affected terms of the Contract, taking into account the circumstances giving rise to the Force Majeure event and the resulting impact to Boeing.

ARTICLE 14	LIQUIDATED DAMAGES FOR LATE DELIVERY

14.1	Liquidated Damages The Parties acknowledge and agree that failure to meet the Satellite Delivery schedule specified in Article 3.1 (Deliverable Items) may cause substantial financial loss to Customer. The Parties further acknowledge and agree that the following liquidated damages are believed to represent a genuine and reasonable estimate of all losses that would be suffered by Customer by reason of any such delay (which losses would be difficult or impossible to calculate with certainty).

If, as of the Satellite Delivery dates specified in Article 3.1 (Deliverable Items) (as such date may be extended as provided in this Contract), the Launch Vehicle is unavailable for reasons that are not solely or substantially attributable to Boeing, such that Customer is not materially harmed or prejudiced by a delay in shipment of the Satellite to the Launch Site, then the assessment of liquidated damages shall be suspended on a day-to-day basis commensurate with the period of unavailability of the Launch Vehicle, and no payment by Boeing will be required for such period.

Except as noted, if Delivery of the Satellite does not occur on or before the date specified in Article 3.1 (Deliverable Items) (as such date may be extended as provided in this Contract) and such late Delivery is solely or substantially attributable to Boeing, its contractors or subcontractors at any tier (including suppliers of any kind) or agents, then Boeing shall pay Customer an amount not to exceed (***) U.S. dollars (U.S.$ (***)) (an amount equal to (***) percent ((***)%) of the F-2 Satellite Price (Baseline Configuration) of (***) U.S. dollars (U.S.$ (***)) as of EDC), as specified below, as liquidated damages and not a penalty for Boeing’s late Delivery. If the F-2 Satellite Price is adjusted in accordance with the terms of this Contract prior to EDC plus (***) days, the liquidated damages amount for the F-2 Satellite will be re-calculated based on the the applicable Satellite Price at the time. With respect to the F-4 Satellite to be delivered under this Contract, as applicable, the specific U.S. dollar amounts provided for in this Article 14, and aggregate amount of liquidated damages, will be calculated based on the adjusted Satellite Price.

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Table 14-1: Liquidated Damages (LDs) for Late Delivery of a Satellite

Delay (Calendar Days)	Number of Days	Period of Liquidated Damages
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)
Total	(***)	(***)

(***).

14.1.1	(***).

14.1.2	(***).

14.2	(***).

14.3	(***).

(***).

14.4	(***).

14.5	(***).

ARTICLE 15	ACCESS TO WORK-IN-PROGRESS

15.1

Work-in-Progress at Boeing’s Facility The Customer’s access to Work under this Article shall be subject to Articles 6 (Compliance with Laws and Directives), 21 (Rights in Data) and 23 (Proprietary Information), compliance with Boeing’s normal and customary safety and security regulations and practices, and the protection of third party proprietary information. Boeing shall provide Customer personnel (and Customer’s duly appointed consultants, designees, and agents, hereinafter referred to collectively as “Customer Representatives” and as allowed in accordance with the terms of Article 15.4 (Customer Representatives) below) access to all Work being performed at Boeing’s facility (at the subsystem level and above) for the Satellite and other Deliverable Items for the purpose of observing the progress of such Work and for such other activities as contained in the Statement of Work, and Exhibit B5 (Ground Products Technical Specification and Test Plan) for the DSS Software and as applicable, the SCIP Software and Exhibit H (Ground

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Control Equipment Upgrade) for the GCE, and Exhibit B5 (SCIP Software Specification) for the SCIP Software (as applicable). All access to Work must have been previously reasonably coordinated with the Boeing program manager or other person designated by Boeing. Such access shall be allowed upon reasonable prior written notice to Boeing and shall occur during normal working hours or at such other hours as Work is being performed at Boeing’s facility.

15.2	Work-in-Progress at Subcontractor’s Facilities To the extent permitted by Boeing’s subcontractors: (i) supplying services or goods valued in excess of (***) U.S. dollars (U.S.$ (***)) per Satellite; (ii) any units listed in Table A-2 of Exhibit A (Statement of Work) in connection with this Contract; or (iii) any component below unit level that is Non-Conforming and has an adverse impact on the performance of the Satellite, in each case subject to compliance with Articles 6 (Compliance with Laws and Directives), 21 (Rights in Data) and 23 (Proprietary Information) and each such subcontractor’s safety and security regulations, Boeing shall allow Customer’s personnel (and/or Customer’s duly appointed consultants and designees) to accompany Boeing on any Boeing visit to a subcontractor’s plant for access to Work being performed with respect to this Contract for the purpose of observing the progress of such Work, to the extent permitted by Boeing’s subcontractors. Boeing will use Reasonable Efforts to obtain permission for such access to subcontractor’s facilities.

15.3	On-Site Facilities for Customer’s Personnel For the purpose of monitoring the Work-in-Progress being performed by Boeing hereunder, Boeing shall provide office facilities at Boeing’s plant for up to nine (8) resident personnel (consisting of three (3) for Other Customer and five (5) for Customer) (and/or Customer Representatives through the IOT Complete Date in accordance with Section 3.1.3 (Office Accommodations) in the Statement of Work).

15.4

Customer Representatives Customer shall use Reasonable Efforts to verify that Customer’s consultants, designees and agents (collectively “Customer Representatives”) used in connection with this Contract are not in direct competition with and currently employed by companies or entities that are in direct competition with Boeing for the sale of communications satellites, provided that Affiliates of such Competitors that are not themselves Competitors of Boeing shall not be precluded from being Customer Representatives of Customer if such persons or entities have non-disclosure agreements in place with Customer and Boeing that include protections on the use and disclosure of Boeing’s information and data consistent with the similar undertakings herein. Customer shall notify Boeing in writing of the name, title or function, business relationship, employer, citizenship status under U.S. export laws, and such other information as may be reasonably requested by Boeing, with respect to each of its intended consultants and agents, and cause each such Customer Representative (except for attorneys and other professionals who are already bound by obligations of confidentiality) to: (i) execute a confidentiality agreement directly with Boeing in form and substance reasonably satisfactory to Boeing and containing terms substantially the same as those set forth in

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Article 23 (Proprietary Information) and Article 21 (Rights in Data); and, (ii) pursuant to Article 6 (Compliance with Laws and Directives), execute a Technical Assistance Agreement or other agreement to ensure compliance with applicable U.S. export control laws and regulations to the extent required by applicable U.S. export control laws or regulations. Boeing may, in its discretion, deny, based on non-compliance with the foregoing, on applicable U.S. export control laws and regulations, or on failure to execute and deliver a confidentiality agreement, any Customer Representative access to Boeing’s or any subcontractor’s facilities, products, or information; provided that Boeing shall notify Customer of the reason that Customer Representative is denied access to Boeing’s or any subcontractor’s facilities, products, or services and shall allow Customer the opportunity to either remedy the situation to Boeing’s reasonable satisfaction or to select another Customer Representative, it being understood that Boeing shall not deny access to any Customer Representative based on such U.S. export control laws and regulations unless Boeing has a good faith belief that U.S. export control laws and regulations require such denial.

15.5	Interference with Operations Customer and Customer Representatives on Customer’s behalf shall exercise its rights under this Article 15 (Access to Work-In-Progress) in a manner that does not unreasonably interfere with Boeing’s or its subcontractors’ normal business operations or Boeing’s performance of its obligations under this Contract or any agreement between Boeing and its subcontractors.

Customer personnel (and Customer Representatives) visiting at the Boeing facility or a subcontractor’s facility (a) will abide by Boeing’s security regulations and/or those of its subcontractors and applicable United States government regulations; (b) will not disclose to a third party any information received in connection with the access provided and will use such information only in the performance of this Contract, whether or not such information is marked or otherwise identified as proprietary; and (c) will not remove any documents, materials or other items from any facility of Boeing or its subcontractors without the express written consent of the Boeing program manager and in accordance with Boeing security procedures and appropriate non-disclosure protections.

15.6	Customer Recommendations Boeing shall in good faith consider any recommendations of Customer as to any aspect of the Work to be performed hereunder, but, for the avoidance of doubt, Boeing will remain solely responsible for the performance of the Work in accordance with the requirements of this Contract, including the Statement of Work and the System Performance Specification, except where Customer has executed a formal waiver in accordance with Article 7.4 (Waivers and Deviations), which specifies the deviation from the System Performance Specification or other Contract Exhibit and the consequences and/or impact of such deviation, or a Major Change Order or Limited Change Order, as applicable, in accordance with Article 24.1 (Material Changes Requested by Customer) or 24.2 (Limited Changes or Services Requested by Customer).

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15.7	Customer Inspection Not Acceptance The inspection, examination, or observation by Customer with regard to any portion of Work produced under this Contract shall neither constitute any Acceptance thereof nor relieve Boeing from fulfilling its contractual obligations hereunder.

ARTICLE 16	INTER-PARTY WAIVER OF LIABILITY AND WAIVERS OF SUBROGATION

16.1	Launch Services Agreement Inter-Party Waiver of Liability

16.1.1	Inter-Party Waiver. Each Party hereby agrees to be bound by the no-fault, no-subrogation inter-party waiver of liability and related indemnity provisions reasonably required by the Launch Services Agreement with respect to the Launch and to cause their respective contractors and subcontractors at any tier (including suppliers of any kind) that are involved in the performance of this launch support services at the launch site and Customer shall cause any other person at the launch site having an interest in the Satellite or any Transponder thereon (including customers of Customer) to accede to such waiver and indemnity, which in every case shall include claims against the Launch Agency, either Party and their respective contractors and subcontractors at any tier (including suppliers of any kind) or other persons at the launch site that are involved in the performance of launch services or who are present at the launch site. The Parties shall execute and deliver any instrument that may be reasonably required by the Launch Agency to evidence their respective agreements to be bound by such waivers.

16.1.2	Waiver of Subrogation. The Parties also shall obtain from their respective insurers, and shall require their respective contractors and subcontractors at any tier (including suppliers of any kind) that are involved in the performance of this Contract and any other person having an interest in the Satellite or any Transponder thereon (including customers of Customer), or Launch Agency, to obtain from their respective insurers, an express waiver of such insurers’ rights of subrogation with respect to any and all claims that have been waived pursuant to this Article 16 (Inter-Party Waiver of Liability and Waivers of Subrogation).

16.2	Survival of Obligations The waiver, indemnification and hold harmless obligations provided in this Article 16 (Inter-Party Waiver of Liability and Waivers of Subrogation) shall survive and remain in full force and effect, notwithstanding the expiration or termination of this Contract.

16.3

Third Party Claims Coverage With respect to third party liability for death or bodily injury or for the loss of or damage to property that may be sustained, and any consequences thereof, resulting from, or arising in connection with the performance of the Launch Services for the Satellite, Customer shall cause the Launch Agency to include Boeing (its subsidiaries, affiliates, subcontractors and assignees and their respective directors, officers, agents, servants, and employees and any other party or entity as

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Boeing may request) as an additional named insured under all policies of third party claims coverage (or any other program of third party claims coverage, including coverage provided by agencies of any government) that are provided or required to be provided by or through the Launch Agency and shall cause such insurers to waive all rights of subrogation against the additional insureds.

ARTICLE 17	REPRESENTATIONS AND WARRANTIES

17.1	Representations Each Party represents that, as of the EDC:

A.	It is a corporation duly organized in its respective jurisdiction.

B.	It has all requisite corporate power and authority to own and operate its material properties and assets and to carry on its business as now conducted in all material respects.

C.	It is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the other Party.

D.	It has all requisite corporate power and authority to enter into this Contract and to carry out the transactions contemplated by this Contract.

E.	The execution, delivery and performance of this Contract and the consummation of the transactions contemplated by this Contract have been duly authorized by the requisite corporate action and do not conflict with any material agreement or obligation to which it is a party or which binds its assets.

F.	This Contract is a valid and binding obligation, enforceable against each Party making this representation in accordance with its terms.

G.	No suit, claim, action, arbitration, legal, administrative, or other proceeding is pending, or to the best of each Party’s knowledge, threatened against it that would likely affect the validity or enforceability of this Contract, or the ability of each Party making this representation to fulfill its commitments hereunder in any material respect.

17.2	Terms and Period of Warranty

17.2.1

Satellite. Boeing warrants that the Satellite to be delivered under this Contract shall be free from Non-Conformances in materials or workmanship and shall conform to the applicable specifications and requirements as specified by Exhibit B (Satellite and Common Subsystem Technical Specification) and Exhibit B2 (F-2 (Satmex 7) Payload and Satellite Unique Technical Specification) (as modified by any waiver and/or deviation pursuant to Article 7.4 (Waivers and Deviations)). This warranty shall begin at

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Preliminary Acceptance and end at Intentional Ignition (or in the event of a Terminated Ignition, shall reattach upon Boeing reacquiring risk of loss as provided in Article 12.1 (Satellite), and then shall end upon any subsequent Intentional Ignition). This warranty shall expire one year after Preliminary Acceptance for a Satellite or upon Intentional Ignition, whichever comes first, unless the warranty is extended through a Major Change Order pursuant to Article 24.1 (Material Changes Requested by Customer) in connection with post-Delivery storage of a Satellite as contemplated under Article 34.4 (Storage Prices). After completion of the PSR, Boeing’s only liability under the preceding sentences shall be as and to the extent set forth in Article 7.8 (Correction of Non-Conformances after PSR) and Article 12.1 (Satellite) (in the event, and to the extent, of a Terminated Ignition).

AFTER INTENTIONAL IGNITION OF THE LAUNCH VEHICLE FOR THE SATELLITE, UNLESS AND TO THE EXTENT OF A TERMINATED IGNITION WHERE BOEING RE-ACQUIRES TITLE AND RISK OF LOSS FOR THE SATELLITE AS PROVIDED IN ARTICLE 12.1 (SATELLITE), NEITHER BOEING NOR ITS SUPPLIERS OR AGENTS AT ANY TIER SHALL HAVE ANY LIABILITY OR OBLIGATION WHATSOEVER WITH RESPECT TO SUCH SATELLITE’S DESIGN, WORKMANSHIP, CONFORMITY TO SPECIFICATION OR PERFORMANCE, INCLUDING ANY ASSISTANCE OR ADVICE (ACTUAL OR ATTEMPTED) PROVIDED OR OMITTED AS CONTEMPLATED BY ARTICLE 17.3 (SATELLITE NON-CONFORMANCES AND ANOMALIES), ARTICLE 30 (CORRECTIVE MEASURES) AND ARTICLE 31.1 (BOEING SUPPORT FOR CUSTOMER LAUNCH AND IN-ORBIT INSURANCE POLICY), ARISING FROM ANY CAUSE OR LEGAL THEORY WHATSOEVER, INCLUDING NEGLIGENCE OF ANY DEGREE, WHETHER ARISING BEFORE OR AFTER INTENTIONAL IGNITION, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN ARTICLE 11 (ORBITAL PERFORMANCE INCENTIVES), ARTICLE 22 (INTELLECTUAL PROPERTY INDEMNIFICATION) AND EXCEPT TO PROVIDE THE SERVICES SET FORTH IN ARTICLE 17.3 (SATELLITE NON-CONFORMANCES AND ANOMALIES), ARTICLE 31.1 (BOEING SUPPORT FOR CUSTOMER LAUNCH AND IN-ORBIT INSURANCE) AND ARTICLE 31 (RISK MANAGEMENT SERVICES).

17.2.2	Optional GCE. Boeing warrants that the GCE delivered under this Contract shall be manufactured in conformity with the applicable requirements of Exhibit H (Ground Control Equipment Upgrade) (except for Non-Conformances which Customer agrees would not result in a material degradation of the capabilities or performance requirements, as modified by any waiver and/or deviation pursuant to Article 9.6 (Waivers and Deviations)) and will be free from Non-Conformances during the period commencing on the date of Acceptance of the GCE pursuant to Article 9 (Acceptance Inspection For Deliverable Items Other Than Satellite) and ending on the first (1st) anniversary thereof.

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During the period specified above, as Customer’s sole and exclusive remedy for any Non-Conformance in a component of the GCE of which Customer notifies to Boeing in writing, such Non-Conformance shall be remedied by Boeing at Boeing’s expense by repair or replacement of the defective component (at Boeing’s election). For any such Non-Conformance, Boeing shall determine if repair or replacement is required to be performed at Boeing’s plant. If required, Customer shall ship such component of the GCE to Boeing’s designated facility. Boeing shall be responsible for and reimburse Customer for the cost of shipment (including transportation and transit insurance) to Boeing’s plant and the cost of return shipment (including transportation and transit insurance) to Customer at the location designated in Article 3.1 (Deliverable Items). Risk of loss for such component of the GCE shall transfer to Boeing upon delivery of such component of the GCE to the shipping carrier by Customer, and risk of loss to such component of the GCE shall transfer again to Customer once such component of the GCE is repaired or replaced pursuant to this Article 17.2.2 (Optional GCE) upon receipt thereof by Customer at the location designated therefore in Article 3.1 (Deliverable Items). The Non-Conformance subject to repair or replacement shall be deemed remedied upon successful check-out at the location designated for such component of the GCE in Article 3.1 (Deliverable Items). After the expiration of the period specified above and through the Satellite Stated Life, a failure of the software integrated into such component of the GCE to meet the applicable requirements of this Contract, including the Statement of Work, will, if such failure results in a Satellite Anomaly, be resolved in the response to the Satellite Anomaly pursuant to Article 17.3 (Satellite Non-Conformances and Anomalies) below.

17.2.3	Deliverable Services. Boeing warrants that the Deliverable Services it provides to Customer pursuant to this Contract will comply with the requirements of the Statement of Work and conform to the applicable industry standards of practice for the commercial satellite communications industry for work similar in type, scope, and complexity to the Work at the time such Work is provided. In the event Boeing breaches this warranty, as Customer’s sole and exclusive remedy, Boeing shall correct the Non-Conformances in the provision of such Deliverable Services where it is practical to do so (e.g., Boeing cannot correct deficiencies in, or re-perform, Launch Support Services from and after Launch).

17.2.4	Deliverable Data. From and after Acceptance, in the event that any item of Deliverable Data excluding Software (which is subject to Article 17.2.5) does not conform with the requirements of this Contract, as Customer’s sole and exclusive remedy, Boeing shall correct the deficiencies in such Deliverable Data and resubmit such Deliverable Data to Customer.

17.2.5

Software. Boeing warrants that during a period of one (1) year from Acceptance, the Software shall conform in all material respects to the applicable specifications and requirements for such Software specified in Exhibit B5 (Ground Products Technical Specification and Test Plan) for the DSS Software and, as applicable, the SCIP Software,

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as modified by any deviation or waiver. Boeing warrants that operation of the Software shall be uninterrupted and error free for the periods specified in Exhibit B5 (Ground Products Technical Specification and Test Plan) or Exhibit H (Ground Control Equipment Upgrade), as applicable. For the avoidance of doubt, the term “Software” as used in this Article 17.2.5 (Software) includes the SCIP Software and the DSS Software.

In addition to the warranties set forth above, all Vendor Software shall be licensed and warranted in accordance with terms of the Vendor Software licenses by Boeing’s subcontractors which licenses shall be sublicensed to Customer.

Boeing further represents and warrants that all Software as and when Delivered hereunder is free of viruses or similar items as verified by testing such Software using commercially reasonable anti-viral software; (ii) it will not introduce into any Delivered Software, without Customer’s prior written approval, any code that would have the effect of disabling or otherwise shutting down all or any portion of the Delivered Software (an exception to the foregoing is licensed software that will be included in some delivered Software; such license software will prevent any unlicensed copies of delivered Software from running); and (iii) it will not seek to gain access to the Work through any special programming devices or methods, including trapdoors or backdoors, to bypass, without Customer’s prior written approval, any Customer security measures protecting the Work. Although the Parties contemplate that all necessary software support will be provided pursuant to Article 17.3 (Satellite Non-Conformances and Anomalies), below, Customer shall have the option to purchase additional maintenance and support of the Software at commercially reasonable terms and prices.

17.2.6	Title. Boeing represents and warrants that it shall provide good and marketable title to all Deliverable Items for which title shall pass in accordance with Article 12 (Title and Risk of Loss) free and clear of any claims, liens and encumbrances and security interests of any kind (except those, if any, of Customer), at the time title passes to Customer.

17.2.7	Disclaimer. EXCEPT AND TO THE EXTENT EXPRESSLY PROVIDED IN THIS ARTICLE 17 (REPRESENTATIONS AND WARRANTIES), BOEING HAS NOT MADE NOR DOES IT HEREBY MAKE ANY REPRESENTATION OR WARRANTY, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF DESIGN, OPERATION, CONDITION, QUALITY, SUITABILITY OR MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT OR OTHER NON-CONFORMANCES, WHETHER OR NOT DISCOVERABLE, WITH REGARD TO THE SATELLITE, ANY OTHER DELIVERABLE ITEM OR ANY OTHER WORK. BOEING MAKES NO WARRANTY WITH RESPECT TO LAUNCH SERVICES OR THE CONDITION, USE OR PERFORMANCE OF ANY LAUNCH VEHICLE.

17.3	Satellite Non-Conformances and Anomalies Boeing shall investigate any Satellite Anomaly or Non-Conformance occurring in the Satellite after Launch and during the

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Satellite Stated Life and known to it or as notified in writing by Customer, and shall undertake Satellite Anomaly resolution support services as promptly as possible in accordance with Section 5.2 of Exhibit A (Statement of Work). Such support services shall be provided and conducted by Boeing on a Reasonable Efforts basis to resolve Non-Conformances or Satellite Anomalies to the extent technically feasible by on-ground means, including software patches or updates, or transmission by Boeing of commands to the Satellite to eliminate or mitigate any adverse impact resulting from any such Non-Conformances or Satellite Anomalies, to establish work-around solutions, or to otherwise resolve such Non-Conformances or Satellite Anomalies. Boeing shall coordinate and consult with Customer concerning such on-ground resolution of Non-Conformances or Satellite Anomalies in the Satellite. If for any reason any such Non-Conformance or Satellite Anomaly cannot be or is not corrected as set forth in the immediately preceding sentence, and as a result thereof, such Satellite suffers any loss, including loss of Transponders or becomes a Total Loss, Customer shall look solely to its Launch and/or In-Orbit Insurance Policy and any subsequent insurance policy for the Satellite procured by Customer if Customer chooses to procure such coverage, to compensate it for its loss and any consequences therefrom, and Boeing shall have no liability or obligation to Customer or any other person in respect of such loss, except as set forth in Article 11 (Orbital Performance Incentives) and to provide the services set forth in Article 31.1 (Boeing Support for Customer Launch and In-Orbit Insurance Policy) and Article 31.2 (Claims Support), subject to the conditions and limitations of such Articles and in all cases subject to the limitation of liability stated in Article 17.2.7 (Disclaimer) above and Article 36 (Limitation of Liability). In the event that the occurrence of a Satellite Anomaly is due to indeterminable causes or causes not solely or substantially attributable to Boeing, Customer shall pay Boeing the Actual Costs reasonably incurred of all services provided by Boeing associated with such Satellite Anomaly services, including a reasonable profit thereon not to exceed (***), which costs shall be invoiced and paid pursuant to the provisions of Article 5 (Payment and Adjustments). Boeing’s obligations under this Article 17.3 (Satellite Non-Conformances and Anomalies) shall extend through the Satellite Stated Life. This payment by Customer for Satellite Anomaly services shall not apply if the Satellite Anomaly is caused as a result of errors in operations procedures delivered by Boeing or as a result of Boeing withholding the support as and when required by Section 5.2 of Exhibit A (Statement of Work) or due to a Software Failure. Notwithstanding the foregoing, any combination or modification by Customer of Software that is not approved by Boeing relieves Boeing of any further obligation to Customer in connection with the maintenance of such Software.

17.4

Use Conditions Not Covered by Warranty With respect to the DSS Software and to the GCE (as applicable if Customer has exercised its option pursuant to Article 10.2.2 (Boeing’s Operation of the Satellite) of this Contract to provide the GCE), the warranty under this Article 17 (Representations and Warranties) shall not apply to the extent

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that any adjustment, repair or parts replacement is required as a result, directly or indirectly, of accident not attributable to Boeing, unusual physical or electrical stress beyond the DSS Software’s or GCE’s, as applicable, design tolerances, Customer or third party negligence or misuse, failure of environmental control prescribed in operations and maintenance manuals, or repair or alterations by any party other than Boeing without Boeing’s advance written consent, or by causes other than normal and ordinary use. The warranty provided pursuant to this Article 17 (Representations and Warranties) is conditioned upon Boeing being given reasonable access, if required, to Deliverable Items at a Customer facility in order to effect any repair or replacement thereof. For the avoidance of doubt, Boeing shall be responsible for any Non-Conformance in the DSS Software or GCE (as applicable) resulting from errors or omissions in any Boeing-furnished documentation provided under this Contract or shall be responsible for correcting at no additional cost. If the Non-Conformance repaired or remedied by Boeing is not covered by the warranty provided pursuant to this Article 17 (Representations and Warranties), Customer shall pay Boeing the Actual Costs reasonably incurred of such repair or replacement plus a markup of (***) of such costs, which costs and markup shall be invoiced and paid pursuant to the provisions of Article 5 (Payment and Adjustments).

17.5	Launch Vehicle Interface Errors Boeing shall bear its own costs and verifiable costs of the Launch Agency resulting from change to the Satellite-Launch Vehicle Interface Control Document (such documents shall be documents available at the time of EDC) attributable to Boeing’s errors (other than errors of omission unrelated to Boeing’s obligations set forth in Exhibit A (Statement of Work)) that impact the Launch Agency.

17.6	Subcontractor Warranties Boeing shall pass on or assign to Customer all applicable warranties on goods or services for ground Deliverable Items given by subcontractors to the extent to which Boeing is permitted by the terms of its purchase contracts with such suppliers or manufacturers, and further to the extent that such assignment does not interfere with Boeing’s performance of its obligations hereunder.

ARTICLE 18	TAXES AND DUTIES

18.1	The Firm Fixed Price excludes, and Boeing, and Boeing’s Affiliates and subcontractors shall not be required to pay, any present or future non-U.S. Taxes imposed by any jurisdiction other than the United States or its political subdivisions as follows including but not limited to the following:

A.	Taxes on Deliverable Items imported into Customer’s country, country where the Satellite Control Facility is located, or the Launch Site under this Contract;

B.	Taxes levied by Customer’s country, non-United States launch site or country where the Satellite Control Facility is located on Boeing or Boeing’s Affiliates, its subcontractors or affiliates;

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C.	Non-United States Taxes associated with the Launch Services.

It is not contemplated that Boeing is obligated to register for any Taxes in Customer’s country, the country where the Satellite Control Facility is located, or the Launch Site under this Contract. In the event Boeing is required to register in Customer’s country, the country where the Satellite Control Facility is located, or the Launch Site under this Contract, all associated administrative and compliance costs will be reimbursed by Customer.

18.2	In the case of a withholding Tax imposed on payments to Boeing, Customer shall withhold the appropriate amount of Tax and forward this amount to the appropriate Tax authorities on behalf of Boeing. If any payments to Boeing under this Contract are subject to withholding Tax, Customer shall pay to Boeing such gross amount that after payment of withholding Tax, would result in the receipt by Boeing of any and all payments due Boeing specified in this Contract exclusive of Taxes (i.e., Boeing will receive as net payments the full Firm Fixed Price specified in this Contract regardless of the amount of withholding Taxes paid).

A.	Customer shall provide Boeing with official Tax receipts certificate evidencing payment of such a withholding Tax.

B.	Each Party agrees to assist the other Party in processing the Application Form for Income Tax Convention if applicable.

18.3	Boeing shall consult with Customer or its designated consultant(s) on any Taxes which may be payable under Articles 18.1 (Taxes and Duties) and 18.5 (Taxes and Duties). In the event any of the items in Articles 18.1 (Taxes and Duties) and 18.5 (Taxes and Duties) are levied upon Boeing, Boeing’s Affiliates or subcontractors, Boeing shall notify Customer. Customer shall either have the charges waived or, alternatively, shall pay the charges directly to the taxing authority on or before the due date of such charges.

18.4	Boeing shall inform Customer of any Taxes for which Customer is responsible under Articles 18.1 (Taxes and Duties) and 18.5 (Taxes and Duties). Customer, where possible, shall pay such Taxes directly to the applicable taxing authority. If Customer is unable to pay such Taxes directly to the applicable taxing authority, Boeing shall invoice Customer for such Taxes and Customer shall reimburse Boeing for such amounts promptly, and in no event within thirty (30) Days of Customer’s receipt of Boeing’s invoice. In either instance Customer shall pay in an amount which leaves Boeing in the same economic position as if such payment of charges and reimbursement had not been required. Boeing’s reimbursement request will be accompanied by evidence of the amount and purpose of such payments, and shall include a calculation of the amount of reimbursement required under the preceding sentence.

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18.5	All U.S. Taxes and those of its political subdivisions, are deemed to be included in the price of the goods and services delivered to Customer under this Contract with the specific exception of sales, use, gross receipts, property or other state or local Taxes imposed upon the sale of goods and services delivered under this Contract. The imposition of such Taxes by any state or local jurisdiction, above the stated prices associated with this Contract, will be billed by Boeing to Customer for payment.

ARTICLE 19	TERMINATION FOR CONVENIENCE

19.1	Reimbursement of Boeing

19.1.1	Right to Terminate. Customer may terminate this Contract without cause, in whole, upon giving Boeing written notice (***) days prior to the date of such termination; provided, however, Customer may not terminate this Contract for convenience with respect to the Satellite after Delivery of such Satellite. Upon receipt of Customer’s notice of termination for convenience, Boeing shall: (i) immediately stop Work under this Contract as directed in the termination notice; (ii) place no further orders or subcontracts for materials, services or facilities; (iii) terminate orders and subcontracts to the extent that they are related to the performance of the terminated Work; and (iv) settle all outstanding liabilities and all claims arising out of such termination of orders and subcontracts.

19.1.2	Termination Liability. If Customer terminates this Contract pursuant to Article 19.1, Customer shall pay to Boeing the amounts specified in the Termination Liability Schedule attached hereto, as well as the aggregate amount of any Unpaid Amounts less any Milestone payments already made as of the effective date of termination under the notice provided pursuant to Article 19.1.1.

19.1.3	Payment of Termination Liability. Within (***) days of Customer providing notice of termination pursuant to Section 19.1.1 (Right to Terminate), Boeing shall provide an invoice to Customer indicating the net amount outstanding, if any, pursuant to Section 19.1.2 (Termination Liability). Customer shall have (***) to provide payment pursuant to such notice of amount outstanding.

19.1.4	(***).

19.2	Sole Remedy The remedy set forth in this Article 19 (Termination for Convenience) shall be the sole remedy to which Boeing is entitled for termination of Work under this Article 19 (Termination for Convenience). In the event of a termination for convenience of the entire Contract, payment of the amount payable by Customer to Boeing pursuant to this Article 19 (Termination for Convenience) shall constitute a total discharge of Customer’s liabilities to Boeing under this Contract, except for those liabilities and/or obligations that survive pursuant to Article 39 (Survivorship).

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ARTICLE 20	TERMINATION FOR DEFAULT

20.1	Customer Rights of Termination

20.1.1	Right to Terminate. Subject to 20.1.4 below, Customer may terminate this Contract in whole, or with respect to any particular Deliverable Item, where applicable, by written notice to Boeing if: (i) Boeing fails to Deliver the Satellite within the time specified therefor in Article 3.1 (Deliverable Items) (as such date may be extended in accordance with the terms of this Contract, including, but not limited to, Article 13 (Excusable Delays)) (***) days (or such longer time as may be agreed to in writing by Customer); (ii) Boeing fails to complete the events set out in Table 20-1 (Default Milestones) below on or before the last day of the month specified provided that Boeing may submit, for Customer’s approval, a Recovery Plan including completion dates, if applicable and demonstrate that notwithstanding this delay, Boeing will meet the Delivery dates for the Satellite to be delivered under this Contract; however, if, after fifteen (15) days from the delivery of the approved Recovery Plan Boeing has not commenced the necessary corrective steps, or such Recovery Plan does not demonstrate that Boeing will still meet the Delivery dates specified in Article 3 (Delivery), or Boeing fails to complete the events in accordance with the approved Recovery Plan, Customer may declare the Contract terminated in accordance with this Article 20 (Termination for Default); or (iii) other than for failures covered by items (i) and (ii) above, Boeing fails to perform any material provision of this Contract and does not correct such failure within a period of sixty (60) days (or such longer period as Customer may authorize in writing) after receipt of notice from Customer specifying such failure. The dates for Delivery of the Satellite under (i) above and for completion of the events set out in Table 20-1 (Default Milestones) under (ii) above shall each be extended, as appropriate, to reflect any period during which there exists: (a) a Force Majeure, (b) any delays due to Customer’s failure to perform any of its responsibilities under Article 3 (Delivery), Article 6 (Compliance with Laws and Directives), Article 32 (Customer-Furnished Items), or any other provisions of this Contract, (c) any delay to the Launch date that is not attributable to Boeing, or, or (d) any impact to Delivery or applicable performance under this Contract that arises in connection with the Other Procurement Agreement, as provided for in the MPA.

Table 20-1: Default Milestones

Event	Months After EDC
(***)	Schedule Date + (***) days
(***)	Schedule Date + (***) days
(***)	Schedule Date + (***) days
(***)	Schedule Date + (***) days

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If Customer fails to exercise its right to terminate for Boeing Default within (***) days after Customer is entitled to terminate pursuant to this Article 20.1, such right to terminate shall be deemed waived.

20.1.2	Termination Liability. In the event of termination pursuant to this Article 20.1 (Customer Rights of Termination), subject to Article 20.1.3 (Special Provision Limiting Customer’s Remedies), Customer shall be entitled to a refund by Boeing of all payments made by Customer for the terminated Work. In addition, Customer shall be entitled to payment of any liquidated damages accrued and payable pursuant to Article 14 (***) prior to the effective date of termination. Notwithstanding the foregoing, Boeing shall not be required to refund any amounts, and Customer shall remain liable for payment of all amounts, with respect to Deliverable Items for which Acceptance has occurred at the time of termination. Boeing shall pay the foregoing amounts no later than (***) days after Boeing’s receipt of Customer’s written notice requesting such amounts pursuant to subclause (i) above. Payment of such amounts shall be Customer’s sole and exclusive remedy in the event of a termination for default. Customer’s right to receive a refund in no event shall exceed the Firm Fixed Price plus any liquidated damages accrued and payable pursuant to Article 14.1 (Liquidated Damages), 14.3 (Launch Delays) or 14.4 (Range Support and De-Stacking Charges) prior to the effective date of termination.

20.1.3	Special Provision Limiting Customer’s Remedies. Customer’s sole and exclusive remedy with respect to delays in Delivery shall be as specified in Article 14 (Liquidated Damages for Late Delivery) and this Article 20.1 (Customer Rights of Termination). Customer shall have no right to terminate this Contract pursuant to this Article 20.1 (Customer Rights of Termination): (i) after Launch of the Satellite; and (ii) for any reason associated with the unavailability of the Launch Vehicle, Launch Site or Launch Agency.

20.1.4	Disposition of the Work. Boeing shall retain title to any and all Work, Work-in-Progress, parts or other material, inventories, and any associated warranties, and any subcontracted items Boeing has specifically produced, acquired, or subcontracted for in accordance with this Contract.

Invalid Default Termination. If, after termination pursuant to this Article 20.1, it is finally determined pursuant to Article 33 (Applicable Law and Dispute Resolution) or written agreement of Customer that Boeing was not in default under Article 20.1.1 (Right to Terminate), or that the default was excusable under the Contract, the rights and obligations of the Parties shall be the same as if the termination had occurred

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under Article 19 (Termination for Convenience); except that Boeing shall also be entitled to recover its additional Actual Costs reasonably incurred due to such invalid default termination plus a markup of (***) of such costs.

20.2	Boeing Rights of Termination

20.2.1	Right to Terminate. Boeing may terminate this Contract upon written notice of default (which cannot be issued earlier than thirty (30) days after Customer has received the cure notice as provided below) given to Customer if Customer: (i) fails to make any payment required under this Contract when due; or (ii) commits a material breach of its obligations hereunder in excess of (***) days, and Customer shall fail to cure or to prove that Customer has performed the necessary steps to cure any such default in subclause (i) or subclause (ii) within (***) days after receiving written notice thereof from Boeing (or such longer period as may be agreed to in writing by Boeing). For purposes of clarification, Boeing shall not be entitled to terminate this Contract for Customer’s failure to make payment hereunder to the extent Customer has disputed such payment in good faith pursuant to Article 5.6 (Disputed Amounts).

20.2.2	(***).

20.2.3	Termination Liability. In the event of termination pursuant to this Article 20.2 (Boeing Rights of Termination), Boeing shall be paid as if such termination were for convenience pursuant to Article 19 (Termination for Convenience). In the event that Customer’s failure to perform is a failure to pay Boeing invoiced amounts when due, Boeing shall be entitled to late payment interest pursuant to Article 5.3 (Late Payment). Payment of the total amounts payable by Customer pursuant to this Article 20.2.2 (Termination Liability) shall constitute a total discharge of Customer’s liabilities to Boeing for termination pursuant to this Article 20.2 (Boeing Rights of Termination).

20.2.4	Invalid Default Termination. If, after termination pursuant to this Article 20.2 (Boeing Rights of Termination), it is finally determined pursuant to Article 33 (Applicable Law and Dispute Resolution) or written agreement of Boeing that Customer was not in default under Article 20.2.1 (Right to Terminate), Boeing shall be liable to Customer for direct damages resulting from such termination of this Contract (in no event exceeding amounts payable to Customer pursuant to Article 20.1 (Customer Rights of Termination), and subject to the limitation of liability set forth in Article 36 (Limitation of Liability).

ARTICLE 21	RIGHTS TO DATA AND SOFTWARE

21.1	License to Deliverable Data, Software and DSS Software Subject to the terms and conditions of this Contract, Boeing grants to Customer a nonexclusive, non-transferable, worldwide, royalty-free right under Boeing’s Intellectual Property Rights to: (a) use and reproduce the Deliverable Data, Software and DSS Software solely to use, maintain and operate the as-delivered Satellite and as-delivered Ground Control Equipment; and

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(b) distribute the Deliverable Data, Software and DSS Software and sublicense the above rights to the Deliverable Data, Software and DSS Software to its consultants and its satellite operators on a need-to-know basis solely to maintain and operate the as-delivered Satellite and as-delivered Ground Control Equipment; provided that such consultants and satellite operators: (a) are not competitors of Boeing or Boeing’s subcontractors; and (b) Customer provides Boeing with notice of such disclosure and requires such third party to enter into direct non-disclosure agreements with Boeing or the affected subcontractor(s) if requested, as specified in Article 23.4.D (Exceptions).

21.2	Ownership of Deliverable Data, Software and DSS Software Boeing and its licensors own and shall retain all right, title and interest, including all Intellectual Property Rights, in and to the Deliverable Data, Software and DSS Software. Customer shall, and shall contractually require its consultants and its satellite operators to, reproduce and/or apply the appropriate copyright notice and any other proprietary notices or legends to all copies made of the Deliverable Data, Software and DSS Software.

21.3	License to Ground Control Software Subject to the terms and conditions of this Contract, Boeing grants to Customer a non-exclusive, non-transferable, worldwide, royalty-free license: (a) to use and maintain the Ground Control Software (excluding any Vendor Software), in object code form, on the Ground Control Equipment as delivered under this Contract at the Satellite Control Facility, only to control the as-delivered Ground Control Equipment; and (b) to reproduce the Ground Control Software in object code form solely for backup or archival purposes, provided that all copyright notices and proprietary markings are reproduced on any such copies.

21.4	License to SCIP Software Subject to the terms and conditions of this Contract, Boeing grants to Customer a non-exclusive, non-transferable, worldwide, royalty-free license: (i) to use and maintain the SCIP Software (excluding any Vendor Software) at the Satellite Control Facility, to control the as-delivered Satellite, and (ii) reproduce the SCIP Software in object code form solely for backup or archival purposes, provided that all copyright notices and proprietary markings are reproduced on any such copies.

21.5	Distribution and Sublicensing of the Ground Control Software and the SCIP Software Subject to the terms and conditions of this Contract, Boeing grants to Customer the right to distribute the Ground Control Software and SCIP Software (excluding any Vendor Software) and/or sublicense the rights set forth in Sections 21.3 (License to Ground Control Software) and 21.4 (License to SCIP Software) to the Ground Control Software and SCIP Software (excluding any Vendor Software) to its consultants and its satellite operators on a need-to-know basis solely for purpose of maintaining and operating the as-delivered Satellite and as-delivered Ground Control Equipment; provided that such consultants and satellite operators: (a) are not satellite manufacturing competitors of Boeing; and (b) Customer provides Boeing with notice of such distribution and/or sublicensing and requires such third party to enter into a binding written agreement to use the Ground Control Software and SCIP Software only in accordance with the restrictions in this Article 21 (Rights in Data) and Article 23 (Proprietary Information).

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21.6	Vendor Software Vendor Software shall be provided to Customer in accordance with the Vendor’s standard software license agreement, copies of which agreement(s) will be provided at six (6) months after CDR, and the software license will be transferred to Customer upon installation of such Vendor Software. Customer shall use Vendor Software in accordance with the provisions of such software license agreements.

21.7	Protection of Software and DSS Software Except for those rights in the Ground Control Software and the SCIP Software specifically granted to Customer in this Contract, no other rights in such Software are granted to Customer. The Software and DSS Software and any associated documentation are trade secrets of Boeing and/or its licensor(s). Customer agrees to protect such Software and DSS Software and related documentation as Boeing’s Proprietary Information, subject to the provisions of Article 23 (Proprietary Information). Customer agrees to take all reasonable steps to safeguard from theft, loss and negligent disclosure to others all delivered Software and DSS Software. Customer shall take appropriate action by instruction and agreement with its employees and consultants who are permitted access to the Software and DSS Software, including advising such employees, consultants and satellite operators of these obligations.

21.8	Limitations of Use Customer shall not, and shall prohibit its consultants and/or its satellite operators from, reverse engineering, reverse compiling, disassembling, decompiling, decoding or otherwise deriving the source code for the Software, DSS Software, Ground Control Software, SCIP Software, and Vendor Software provided in object code or executable form. Additionally, Customer, its consultants or its satellite operators shall not modify the Software, DSS Software, Ground Control Software or the SCIP Software.

21.9	If any portion of the Work under this Contract or the Contract is terminated for any reason, as applicable and in connection with such portion of the terminated Work, any rights and licenses granted under this Article shall terminate, and Customer shall have no further rights with respect to the Deliverable Data, the Software, DSS Software, Ground Control Software or the SCIP Software. Customer’s rights in the Vendor Software shall be as specified in the Vendor’s software license agreement for such Vendor Software.

ARTICLE 22	INTELLECTUAL PROPERTY INDEMNIFICATION

22.1	Indemnification In lieu of any other warranty by Customer or Boeing against infringement of Intellectual Property Rights, Boeing, at its own expense, hereby agrees to defend or, at Boeing’s sole option, to settle, and to indemnify and hold harmless, as such remedies are specified in this Article 22 (Intellectual Property Indemnification), Customer, its Affiliates and their respective shareholders, officers, directors, and employees (collectively, with Customer referred to as the “Indemnified Parties”) from

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and against any third party claim or suit based on an allegation that the normal intended use, lease or sale of any Deliverable Item or any part thereof infringes any third party’s Intellectual Property Right (“Intellectual Property Claim”), and shall pay any royalties and other liabilities finally adjudicated (or provided in settlement of the matter) to be owing to the claimant as well as costs and expenses (including reasonable attorney’s fees and expenses) incurred in defending or settling such Intellectual Property Claim. Boeing’s obligations under this Article 22.1 (Indemnification) shall be subject to the conditions to indemnification set forth in Article 35.3 (Conditions to Indemnification), provided that in the case of an Intellectual Property Claim against an Indemnified Party by a third party, Customer shall promptly give notice in writing thereof and permit Boeing to answer the allegations and defend the actions or proceedings and also give to Boeing, at Boeing’s cost, all reasonable information, assistance and authority required for the above purposes.

Customer’s failure to so notify Boeing shall not relieve Boeing from any obligation that Boeing would otherwise have pursuant to this indemnity except to the extent that Boeing has been materially prejudiced by such failure to notify. Boeing shall have control of the defense and settlement of such Intellectual Property Claim, except that Boeing shall not enter into any agreement, settlement, consent judgment, or the like that is binding on Customer and which compromises any rights of Customer hereunder, without Customer’s prior written consent, which shall not be unreasonably withheld, delayed or conditioned. Notwithstanding Boeing’s assumption of the defense and indemnification regarding an Intellectual Property Claim, Customer shall have the right to employ separate counsel and participate in the defense and investigation of such Intellectual Property Claim, to the extent there is not a conflict of interest or except to the extent that such participation would have, in Boeing’s sole opinion, an adverse effect on the proceedings, at its sole cost as provided in Article 35.3 (Conditions to Indemnification).

22.2	Infringing Equipment If the manufacture of any Deliverable Item or the normal intended use, lease or sale of any Deliverable Item under this Contract is enjoined as a result of an Intellectual Property Claim or is otherwise prohibited, Boeing shall, at its option and expense, (i) resolve the matter so that the injunction or prohibition no longer pertains, (ii) procure for the Indemnified Parties the right to use the infringing item, and/or (iii) modify the infringing item so that it becomes non-infringing while remaining in compliance with the Satellite Performance Specification (as such may be modified or waived pursuant to Article 7.4 (Waivers and Deviations) or Article 9.6 (Waivers and Deviations), as applicable). Customer shall, at Boeing’s expense, reasonably cooperate with Boeing to mitigate or remove any infringement. If Boeing is unable to accomplish (i), (ii) or (iii) as stated above, prior to Launch, Customer shall have the right to terminate this Contract, in whole or in part, and receive a refund of the amounts paid to Boeing for such terminated items, less a reasonable allowance for use and depreciation.

22.3	Exceptions Boeing shall have no liability under this Article 22 (Intellectual Property Indemnification) for any Intellectual Property Claim arising from (i) use of any

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Deliverable Item in combination with other items not provided or approved by Boeing, (ii) modifications of any Deliverable Item after Delivery by a person or entity other than Boeing unless authorized by written directive or instructions furnished by Boeing to Customer under this Contract or (iii) the manufacture, delivery or use of any Deliverable Item in compliance with the design, specification or instructions of Customer. If the infringement suit is as a result of any of the reasons listed in the preceding sentence, Customer will defend or settle, at its expense, any such claim or suit against Boeing.

22.4	Sole Remedies For purposes of this Article 22 (Intellectual Property Indemnification), the term “third parties” shall not be interpreted as including any of the Indemnified Parties or customers of Customer at any tier, and Customer shall be the only party entitled to enforce this clause on behalf of itself and any of the Indemnified Parties. The Parties agree that none of the Indemnified Parties or customers of Customer at any tier shall be considered as third party beneficiaries entitled to enforce this Clause directly against Boeing. The remedies set forth in this Article 22 (Intellectual Property Indemnification) are the sole and exclusive remedies for, or related to, any Intellectual Property Claim.

ARTICLE 23	PROPRIETARY INFORMATION

23.1	Definition of Proprietary Information For the purpose of this Contract, “Proprietary Information” means all confidential and proprietary information in whatever form transmitted, that is disclosed or made available directly or indirectly by a Party (hereinafter referred to as the “disclosing party”) to the other Party hereto (hereinafter referred to as the “receiving party”) and: (i) is identified as proprietary by means of a written legend thereon or (ii) if disclosed orally, has been previously or at the time of disclosure is clearly identified as proprietary.

23.2	Proprietary Information Held in Confidence Except as expressly permitted herein each Party shall hold in confidence and shall not disclose to third parties any and all Proprietary Information of the other Party received under this Contract and shall use such Proprietary Information only to perform its obligations or exercise its rights set forth in this Contract and for no other purpose unless the disclosing Party shall otherwise agree in writing. Each Party shall take reasonable and appropriate measures to safeguard any Proprietary Information received under this Contract from theft, loss or disclosure to others, and to limit access to Proprietary Information to those officers, directors and employees within the receiving Party’s organization who reasonably require access for these purposes. Notwithstanding the foregoing, each Party and the Other Customer may share and exchange Proprietary Information under this Contract that relates to the respective procurements of Boeing 702 SP satellites and in a manner consistent with the MPA.

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23.3	Restrictions Not Applicable The obligations of this Article 23 (Proprietary Information), including the restrictions on disclosure and use, shall not apply with respect to any Proprietary Information to the extent such Proprietary Information:

A.	is or becomes publicly known without breach of this Contract or other wrongful act or omission by the receiving Party; or

B.	is known to the receiving Party without restriction as to further disclosure when received; or

C.	is independently developed by the receiving Party without use of or reference to the disclosing Party’s Proprietary Information, as demonstrated by the receiving Party’s contemporaneous written records; or

D.	becomes known to the receiving Party from a third party who has a lawful right to disclose it and who does not owe a duty of confidentiality to the disclosing Party with respect to such Proprietary Information.

Specific Proprietary Information shall not be deemed to be available to the public or in the possession of the receiving Party merely because it is embraced by more general information so available or in the receiving Party’s possession.

23.4	Exceptions Notwithstanding Article 23.2 (Proprietary Information Held in Confidence) above:

A.	Provided that the receiving Party complies with U.S. laws and regulations, a receiving Party may also disclose Proprietary Information to employees of Affiliates who are not direct competitors of the disclosing Party and have a need-to-know for the purposes of this Contract but only if such employees of Affiliates are under an obligation to hold such information in confidence under terms and conditions at least as restrictive as the terms and conditions contained in this Article 23 (Proprietary Information).

B.	Boeing uses subcontractors, contract labor and consultants in the operation of its business and may need to disclose Customer’s Proprietary Information to such subcontractors, contract labor personnel or consultants to perform this Contract. Accordingly, Boeing may release and disclose Customer Proprietary Information to such subcontractors, contract labor personnel and consultants provided that they are under an obligation to hold such Customer Proprietary Information in confidence under terms and conditions at least as restrictive as these terms and conditions.

C.	Customer shall treat all proprietary information of Boeing’s subcontractors or consultants as Proprietary Information in accordance with these terms. If

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requested, Customer agrees that it will enter into direct non-disclosure agreements with Boeing’s subcontractor(s), or require third parties to whom it provides the subcontractor’s Proprietary Information to enter into a direct non-disclosure agreements with such Boeing’s subcontractor(s).

D.	Customer may disclose Boeing and subcontractor Proprietary Information to its Customer Representatives (who are not direct competitors of the disclosing Party) solely for the purposes of exercising its rights or performing its obligations under this Contract, provided that such Customer Representatives are under written obligations to hold such Boeing and subcontractor Proprietary Information in confidence under terms and conditions at least as restrictive as these terms and conditions, and, upon Boeing’s or the affected subcontractor’s request, enter into Boeing’s or such subcontractor’s standard non-disclosure agreement directly with Boeing and/or the affected subcontractor. Customer may disclose Boeing and subcontractor Proprietary Information to the following entities but only to such Proprietary Information for which they have a need-to-know for purposes of their participation with respect to the Satellite project: (i) customers of Transponders on the Satellite, (ii) financing entities or auditors, (iii) underwriters insurance brokers, (iii) potential or actual investors (who are not direct competitors of the disclosing Party), and (iv) contractors providing tracking, telemetry and command services or other services to test, operate or maintain the Satellite (who are not direct competitors of the disclosing Party) are under written obligations to hold such Boeing and subcontractor Proprietary Information in confidence under terms and conditions at least as restrictive as these terms and conditions, and, upon Boeing’s or the affected subcontractor’s request, enter into Boeing’s or such subcontractor’s standard non-disclosure agreement directly with Boeing and/or the affected subcontractor.

23.5	Judicial or Governmental Action, Legally Required Disclosure Should the receiving Party be faced with judicial or administrative governmental action or otherwise be required by law, regulation or rule, to disclose the other Party’s Proprietary Information to a Governmental or regulatory body, including any departments, agencies and/or relevant regulatory authority, stock exchange or securities regulatory body, the receiving Party shall promptly notify the disclosing Party in sufficient time, to the extent practicable under the circumstances, to permit the disclosing Party to intervene in response to such action, and shall cooperate with the disclosing Party in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of such disclosure and/or use of the Proprietary Information. Each Party shall put forth all reasonably commercial efforts to cooperate to seek the protection of the confidentiality or proprietary nature of said Proprietary Information. In any such event requiring disclosure under judicial or administrative governmental action or applicable law regulation or rule, the receiving Party will disclose only such Proprietary Information as is legally required, and will cooperate with the disclosing Party (at the disclosing Party’s expense) to obtain

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proprietary treatment for any Proprietary Information being disclosed, and such receiving Party shall not be liable for a disclosure or use of the disclosing Party’s Proprietary Information under this Article if it has complied with the provisions specified under this Article 23 (Proprietary Information).

23.6	Notification of Unauthorized Use or Disclosure The receiving Party shall promptly notify the disclosing Party of the loss or unauthorized use or disclosure of any Proprietary Information and make Reasonable Efforts to mitigate the effects of such unauthorized use or disclosure. Upon request of the disclosing Party, the receiving Party shall surrender any part or all of the Proprietary Information to the disclosing Party.

23.7	Cease Use Upon termination of any portion or all of the Work under this Contract pursuant to Article 19 (Termination for Convenience) or 20 (Termination for Default), as applicable, the receiving Party shall cease use of all Proprietary Information furnished by the disclosing Party corresponding to the applicable portion of the terminated Work under this Contract and shall, at the direction of the disclosing Party, return to or destroy all such Proprietary Information, together with all copies. Upon request, the receiving Party shall send the disclosing Party a destruction certificate.

23.8	No Disclosure to Competitors Under no circumstances shall Boeing or subcontractor Proprietary Information be disclosed by Customer to any third party who competes directly with Boeing or its subcontractors.

23.9	No License Except as expressly provided in this Contract, nothing in this Contract shall be construed as granting the receiving party whether by implication, estoppel, or otherwise, any license or any right to use any Proprietary Information received from the disclosing party, or use any patent, trademark, or copyright now or hereafter owned or controlled by the disclosing party.

23.10	Injunctive Relief The Parties agree that, in addition to any other rights and remedies that exist under this Contract, in the event of a breach or threatened breach of this Article 23 (Proprietary Information), the disclosing party shall be entitled to seek an injunction prohibiting any such breach. The Parties acknowledge that Proprietary Information is valuable and unique and that disclosure in breach of this Article 23 (Proprietary Information) may result in irreparable injury to the disclosing party.

ARTICLE 24	CHANGES

24.1	Material Changes Requested by Customer Customer may, at any time between the EDC and the completion of this Contract, request a material or significant change or modification within the general scope of this Contract in drawings, designs, specifications, method of shipment or packing, quantities of items to be furnished, place of Delivery, request additional Work, or request the omission of Work (“Major Change Order”). In the event Customer requests a Major Change Order, Boeing shall, within

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thirty (30) days of Customer’s request (or any longer period requested in good faith by Boeing, and reasonably granted in writing by Customer) submit to Customer a written proposal of the effect of such a change on the Firm Fixed Price, specification, Payment Plan, time required for performance and/or other affected terms and conditions (the “Proposal”). The Parties shall negotiate the terms contained in the Proposal, and upon the written agreement by Customer of the adjustments to be made to the Contract, Boeing shall immediately proceed with implementation of the Major Change Order. The Parties shall execute any necessary amendment to this Contract in accordance with Article 42 (Amendments) within thirty (30) days of Customer’s written agreement to a Major Change Order Proposal submitted by Boeing.

24.2	Limited Changes or Services Requested by Customer Customer may, at any time between the EDC and the completion of this Contract, request limited or minor changes or modifications to the Work to be performed under this Contract or request additional Work or related services to be performed by Boeing on an Actual Costs basis (“Limited Change Order”). In the event Customer requests a Limited Change Order, Boeing shall promptly submit to Customer a Proposal for implementation of the Limited Change Order, and if agreed to in writing by Customer, Boeing shall immediately proceed with implementation of such Limited Change Order. Any Limited Change Order accepted by Customer shall account only for the impact of the work performed on the Actual Costs incurred by Boeing as a result of the Limited Change Order, including a reasonable profit thereon not less than (***).

ARTICLE 25	PUBLICITY

Except for internal publications that are not intended for the public at large, or as authorized by Article 30 (Corrective Measures), each Party shall obtain the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed, concerning the content and timing of news releases, articles, brochures, advertisements, prepared speeches and other information releases concerning the Contract, including, but not limited to, Work performed or to be performed, within a reasonable time prior to the release of such information; except that such obligation to obtain such consent shall not apply to: (i) information that is publicly available from any governmental agency or that is or otherwise becomes publicly available without breach of this Contract; (ii) internal publications or releases which are clearly marked as not intended for the public at large; and (iii) disclosure required by applicable law or regulation, including without limitation, disclosure required by the Securities and Exchange Commission or the Nasdaq Stock Market or any international stock market, or any other securities exchange on which the securities of a Party or its Affiliate is then trading.

ARTICLE 26	NOTICES

26.1	Written Notification Each contractual or legal notice or correspondence required or permitted to be given or made hereunder shall be in writing (except where oral notice is specifically authorized) to the respective addresses, electronic transmission, posting on

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Boeing’s program data management system, facsimile and telephone numbers and to the attention of the individuals set forth below, and any such notice or correspondence shall be deemed given on the earlier to occur of (i) actual receipt, irrespective of whether sent by post, electronic transmission, facsimile transmission, overnight courier or other method, (ii) the date of posting on Boeing’s program data management system, and (iii) seven (7) days after mailing by registered or certified mail, return receipt requested, postage prepaid.

In the case of Customer:

Satélites Mexicanos, S.A. de C.V.

(***)

(***)

(***)

Attn: (***)

(***)

Telephone No.: + (***)

Facsimile No.: + (***)

With a separately delivered copy to:

Satélites Mexicanos, S.A. de C.V.

(***)

(***)

(***)

Attn: (***)

(***)

Telephone No.: + (***)

Facsimile No.: + (***)

In the case of Boeing:

Boeing Satellite Systems International, Inc.

Attn: (***)

(***)

Mail (***)

By Mail:

(***)

(***)

(***)

By Courier:

(***)

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(***)

(***)

Telephone No.: (***)

Facsimile No.: (***)

Email: (***)

With a separately delivered copy to:

Boeing Satellite Systems International, Inc.

Attn: (***)

(***)

Mail (***)

By Mail:

(***)

(***)

(***)

By Courier:

(***)

(***)

(***)

Telephone No.: (***)

Facsimile No.: (***)

Email: (***)

26.3	Change of Address Either Party may from time to time change its notice address or the persons to be notified by giving the other Party written notice (as provided above) of such new information and the date upon which such change shall become effective.

26.4	Authorized Representatives The only representatives of Customer and Boeing authorized to sign contractual documents and to direct Work under this Contract are:

For Customer:

(***)

(***)

(***)

(***)

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or others as may be authorized in writing by an executive officer of Customer from time to time.

For Boeing:

(***)

(***)

Copy to:

(***)

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(To be subsequently assigned and authorized by written delegation by Boeing.)

ARTICLE 27	INTEGRATION

With the exception of the Master Procurement Agreement dated the date of this Contract, this Contract, including all its Exhibits, represents the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations and agreements with respect to the subject matter hereof, which cease to have any further force or effect.

ARTICLE 28	ASSIGNMENT OR CHANGE IN OWNERSHIP OR CONTROL

28.1	General This Contract may not be assigned, either in whole or in part, by either Party without the express written approval of the other Party, not to be unreasonably withheld or delayed, and any attempted assignment or transfer without such consent shall be void and a material breach of this Contract. For illustrative purposes, and without limitation, it shall be reasonable for Boeing to require, as a condition of obtaining its approval, that Customer agrees and demonstrates to Boeing’s reasonable satisfaction that (i) its assignee shall possess the financial resources to fulfill Customer’s obligations under this Contract and (ii) any such assignment or transfer shall not jeopardize or prejudice the protection of Boeing’s Proprietary Information vis-à-vis direct competitors engaged in the manufacture and delivery of satellite systems and associated equipment and data, violate the ITAR, EAR or other U.S. export control or economic sanction laws and regulations. For the avoidance of doubt, any direct or indirect change in Control of Customer shall be deemed an assignment or transfer, except for instances involving periodic changes to the ownership profile of Customer in the ordinary course (e.g., trading of debt instruments or equivalent).

28.2	Assignment by Customer Notwithstanding the foregoing, Customer may assign or transfer this Contract or all its rights, duties, or obligations hereunder without Boeing’s consent (i) to an Affiliate, provided that such Affiliate has sufficient financial resources

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to fulfill Customer’s obligations under this Contract and provided further that Customer shall remain secondarily liable for the fulfillment of the obligations of such Affiliate under this Contract following such transfer; and (ii) in connection with obtaining financing and pursuant to any related financing agreement, to enable Customer to perform its obligations under this Contract or (iii) to any person in connection with the sale, transfer, merger, assignment or other reorganization affecting Customer or all (or substantially all) of Customer’s capital stock, whether by way of merger, consolidation, or otherwise, in all of the above instances provided: (x) the assignee, transferee, or successor to Customer, as applicable, is a financial investor party and not a strategic party (e.g. not a competitor of Boeing engaged in the manufacture of satellites or associated components), and (y) Customer reasonably demonstrates to Boeing that the proposed assignee, transferee, or successor possesses no less than the equivalent creditworthiness of Customer as of EDC, but at a minimum the financial resources to fulfill Customer’s obligations under this Contract; in all of the above instances provided the assignee, transferee, or successor to Customer, as applicable, has expressly assumed all the obligations of Customer and all terms and conditions applicable to Customer under this Contract. Customer may also assign its rights to the F4 Satellite to be provided under this Contract in accordance with the terms of Article 2.3(b) of the Master Procurement Agreement.

28.3	Assignment by Boeing Notwithstanding the foregoing, Boeing may assign or transfer this Contract or all of its rights, duties, or obligations hereunder to: (i) any Affiliate of Boeing or (ii) any person in connection with the sale, transfer, merger, assignment or other reorganization affecting Boeing or all (or substantially all) of Boeing’s assets or capital stock, whether by way of merger, consolidation, or otherwise, provided that the assignee, transferee, or successor to Boeing has expressly assumed all the obligations of Boeing and all terms and conditions applicable to Boeing under this Contract.

28.4	Security Interests Customer, upon prior written notice to Boeing, may grant security interests in its rights hereunder to lenders that provide financing for the performance by Customer of its obligations under this Contract or for the subject matter hereof. In the event that Customer is sold to or merged into another entity (pursuant to the terms of this Article 28 (Assignment or Change in Ownership or Control)), its responsibilities under this Contract shall not be altered and the successor organization shall be liable for performance of such Customer’s obligations under this Contract. If requested by Customer, Boeing shall provide its written consent to such assignment on terms and conditions as may be requested by Customer’s lenders to the extent that such terms and conditions are otherwise consistent with the provisions set forth in this Contract.

ARTICLE 29	SEVERABILITY

In the event any provision(s) of this Contract shall, for any reason, be held to be invalid or unenforceable, the remaining provisions of this Contract shall be unimpaired, and the invalid or unenforceable provision shall be replaced by a mutually acceptable provision which, being valid and enforceable, comes closest to the intention of the Parties underlying the invalid or unenforceable provision.

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ARTICLE 30	CORRECTIVE MEASURES

If it is determined by Boeing that any commercial satellite manufactured by it, whether in-orbit or on the ground, shows that the Satellite to be delivered under this Contract contains a Non-Conformance in the design or manufacture of the Satellite that will result in an adverse effect on the performance of the Satellite, Boeing shall: (i) provide Customer prompt written notice thereof, provided that Boeing shall not be required to disclose to Customer information that is confidential to any third party; and (ii) at Boeing’s sole cost, take appropriate corrective measures, if any, in the unlaunched Satellite (including any Satellite in Ground Storage) so as to eliminate therefrom the Non-Conformance, notwithstanding that a payment may have been made in respect thereof and regardless of prior reviews, inspections, acceptances, or approvals. Boeing shall make Reasonable Efforts to minimize any delays associated with the correction of such Non-Conformance in accordance with the requirements of Article 3.4 (Avoidance and Mitigation of Delays; Recovery Plan). In the event that corrective measures taken pursuant to this Article cause a delay, there shall be an equitable adjustment to the schedule and other terms for performance (other than the Firm Fixed Price) of the affected Work. If the data available from any satellite manufactured by Boeing (whether in-orbit or on the ground) or other information known to Boeing shows that the Launched Satellite delivered under this Contract contains or is predicted to contain a Non-Conformance or Satellite Anomaly, Boeing shall proceed in accordance with the provisions of Article 17.3 (Satellite Non-Conformances and Anomalies). Boeing’s obligation under this Article 30 (Corrective Measures) shall extend through the Satellite Stated Life. Corrective actions must also be performed by Boeing at no cost to Customer for any parts recall or Government-Industry Data Exchange Program alert, if applicable. Boeing may disclose relevant information about Customer’s Satellite (on a non-attribution basis) to others if any material deficiencies or Non-Conformances are discovered either during production or on orbit; provided, however, that Boeing has provided to Customer the information to be disclosed and Customer provides its written approval of such disclosure, not to be unreasonably delayed or withheld. If Boeing replaces any Deliverable Item or component or part thereof that was deemed to be Non-Conforming, such Non-Conforming item, Deliverable Item or component or part thereof shall remain or become the property of Boeing.

ARTICLE 31	RISK MANAGEMENT SERVICES

31.1	Boeing Support for Customer Launch and In-Orbit Insurance Policy Subject to Article 6 (Compliance with Laws and Directives) and Article 23 (Proprietary Information), Boeing, at no additional charge to Customer, shall furnish Customer with all necessary information regarding the Satellite as is requested by the insurers and as is customary and normal to support and assist Customer in obtaining and maintaining any launch and in-orbit insurance policy covering the risks of loss or damage to the Satellite from and after Intentional Ignition (the “Launch and In-Orbit Insurance Policy”) including but not limited to: (i) providing a comprehensive presentation package on the Satellite, suitable

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for presentation to the space insurance brokers, underwriters or consultants; (ii) supporting Customer with all necessary presentations (oral, written or otherwise), including attendance and participation in such presentations where requested by Customer; (iii) providing on a timely basis all reasonable and appropriate technical information, data and documentation; (iv) providing documentation and answers to insurer and underwriter inquiries; and (v) obtaining any agreements and other approvals that are required (e.g., those agreement and approvals required pursuant to Article 6.3 (Licenses and Other Approvals)) for Customer’s potential insurance providers to have access to all information required by such potential providers. In addition, Boeing shall assist Customer by providing information regarding the Satellite as is requested by the insurers and as is customary and normal to support and assist Customer in obtaining and maintaining subsequent policies of in-orbit insurance for the Satellite after the term of the Launch and In-Orbit Insurance Policy expires.

Subject to compliance with Article 6 (Compliance with Laws and Directives), Boeing shall provide all necessary and appropriate information to the brokers and insurance underwriters providing insurance cover in respect of any risk relating to this Contract to the extent required and subject to appropriate confidentiality safeguards, including: (i) all information which the insurers specifically request to be disclosed from time to time; (ii) all information which is of a type which insurance brokers in relation to the relevant policy advise from time to time should be disclosed to the insurers; and (iii) such other information which Boeing acting in good faith could reasonably consider to be material to the relevant insurance coverage.

Notwithstanding Article 23 (Proprietary Information) and Article 25 (Publicity), but subject to Article 6 (Compliance with Laws and Directives), Customer may disclose this Contract to its insurers, provided that Customer has entered into binding agreements with such insurers that limit the disclosure and use of such Contract on terms comparable to those contained herein.

31.2	Claims Support Subject to Article 6 (Compliance with Laws and Directives) and Article 23 (Proprietary Information), each Party shall cooperate with and provide reasonable and customary support to the other in making and perfecting claims for insurance recovery and as to any legal proceeding as may be brought by the other associated with any claim for insurance recovery. Each shall furnish the other with any information that may be reasonably required to prepare and present any insurance claim.

31.3	Boeing Insurance Requirements During the period from EDC until Intentional Ignition (and in the event of a Terminated Ignition, prior to the subsequent Intentional Ignition where Boeing re-acquires title and risk of loss to the Satellite as provided in Article 12.1 (Satellite)), Boeing shall obtain and maintain insurance (subject to normal and customary exclusions and deductibles) with financially sound and reputable insurance carriers, at no cost to Customer, against all risks of loss, including earthquake and other natural disasters, and damage to or loss or destruction of any portion of the Work or any

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Deliverable Item and/or its components in an amount sufficient to cover the greater of: (i) Boeing’s full replacement value of each Deliverable Item; and (ii) the amounts paid by Customer with respect to such Deliverable Item. Such insurance shall provide: (a) coverage for all activities associated with performance of the Work at Boeing’s facilities; (b) coverage for removal of debris, and insuring the structures, machines, equipment, facilities, fixtures and other properties constituting part of the project; (c) transit coverage, including ocean marine coverage (unless insured by the supplier); (d) off-site coverage for any key equipment; and (e) off-site coverage covering any property or equipment not stored on the construction site. Boeing shall have Customer and/or its designees named as a loss payee on such insurance policy(ies) to the extent of their interest. Prior to commencing the Work, and whenever requested by Customer, Boeing agrees to furnish to Customer certificates of insurance evidencing that insurance required under this Article 31 (Risk Management Services) is in full force and effect.

31.4	Customer shall promptly furnish to Boeing copies of its launch-related policies and any provisions in its agreements with Launch Agencies (as redacted if necessary to comply with the terms of such agreements) reasonably needed by Boeing to determine what insurance Boeing should obtain.

ARTICLE 32	CUSTOMER-FURNISHED ITEMS

32.1	Customer-Furnished Items Customer shall furnish at no cost to Boeing the equipment, facilities, and services described in Section 6.0 of Exhibit A (Statement of Work) (“Customer-Furnished Items”). Customer warrants that the Customer-Furnished Items delivered under this Contract shall be in good working condition and adequate for the required purposes and, for the Launch of the Satellite hereunder, shall be made available free of charge for Boeing’s use during the period commencing on the date established therefor at the technical interface meetings described in Section 6.0 of Exhibit A (Statement of Work) and continuing through the IOT Complete Date for the Satellite. Customer and Boeing will conduct an interface meeting on the date established therefor at the technical interface meeting described in Section 6.0 of Exhibit A (Statement of Work) to confirm the availability and adequacy of such Customer-furnished equipment, facilities, and services.

If any defects are found in any Customer-Furnished Items or any Customer-Furnished Items does not conform to the applicable specifications and requirements, and such failure to conform renders such Customer-Furnished Items to be inadequate for the required purpose, Customer shall at its expense, either correct, repair or replace, at its option, any such defective or non-conforming equipment.

In the event Boeing is delayed in performing the Work within the time prescribed under this Contract by reason of (i) Customer’s failure to furnish any of the Customer-Furnished Items to Boeing on or before the dates specified in Section 6.0 of Exhibit A (Statement of Work) or (ii) any Customer-Furnished Items that is defective, fails to

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conform to the applicable specifications or requirements or Customer’s warranty above in this Article 32.1 (Customer-Furnished Items), Boeing shall use Reasonable Efforts to avoid and/or mitigate the effect of failure. To the extent Boeing is unable to avoid and/or mitigate the effect of such failure, Boeing shall be entitled to reimbursement of its Actual Costs plus (***) profit incurred as a direct result of Customer’s failure to furnish on a timely basis Customer Furnished Equipment, and an equitable adjustment in Delivery Date for the Work impacted, provided, however, that Boeing notify Customer in writing no later than five (5) days after such failure with a good faith estimate of such Actual Costs (***) and proposing an equitable adjustment in Delivery Date for the Work impacted and the Parties mutually agree to the appropriate corresponding extension in the applicable Delivery Date of impacted Work.

The Parties agree and acknowledge that title to all Customer-Furnished Items shall remain with Customer and, notwithstanding ordinary wear and tear, Boeing shall assume risk of loss or damage to such Customer-Furnished Items during its period of Boeing use and while in Boeing’s (or its subcontractors’) possession and under Boeing’s control as provided for in Exhibit A (Statement of Work).

ARTICLE 33	APPLICABLE LAW AND DISPUTE RESOLUTION

33.1	Applicable Law This Contract shall be interpreted, construed and governed, and the rights of the Parties shall be determined, in all respects, according to the laws of the State of New York without reference to its conflicts of laws rules.

33.2	Convention on the International Sale of Goods The U.N. Convention on the International Sales of Goods shall not apply or otherwise have any legal effect with respect to this Contract.

33.3	Dispute Resolution Any dispute, claim, or controversy between the Parties arising out of or relating to this Contract (“Dispute”), including any Dispute with respect to the interpretation, performance, termination, or breach of this Contract or any provision thereof shall be resolved as provided in this Article 33 (Applicable Law and Dispute Resolution).

33.3.1	Informal Dispute Resolution. Prior to the initiation of formal dispute resolution procedures, the Parties shall first attempt to resolve their Dispute informally, in a timely and cost-effective manner, as follows:

A.	If, during the course of the Work, a Party believes it has a Dispute with the other Party, the disputing Party shall give written notice thereof, which notice will describe the Dispute and may recommend corrective action to be taken by the other Party. Boeing’s program manager shall promptly consult with Customer’s program manager in an effort to reach an agreement to resolve the Dispute.

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B.	In the event that agreement cannot be reached within ten (10) days of receipt of written notice, either Party may request that the Dispute be escalated, and the respective positions of the Parties shall be forwarded to an executive level higher than that under Paragraph A above for resolution of the Dispute.

C.	In the event agreement cannot be reached within twenty (20) days of receipt of written notice (including the ten (10) days provided for in Paragraph B), either Party may request that the Dispute be escalated, and the respective positions of the Parties shall be forwarded to the Chief Executive Officer (CEO) or equivalent of each Party for resolution of the Dispute.

D.	In the event (i) agreement cannot be reached as provided in Paragraphs A, B, or C above within a total of thirty (30) days after receipt of the written notice described in Paragraph A above, and (ii) a Party determines in good faith that amicable resolution through continued negotiation of the Dispute does not appear likely, either Party may proceed in accordance with Article 33.3.2 (Arbitration).

33.3.2	Arbitration.

A.	If any Dispute arising between the Parties cannot be settled pursuant to Article 33.3.1 (Informal Dispute Resolution), such Dispute shall be solely and finally settled by arbitration conducted in accordance with the American Arbitration Association (“AAA”) International Center for Dispute Resolution (“ICDR”) rules in effect on the date that such notice is given (the “Arbitration Proceedings”).

B.

The Arbitration Proceedings shall be held in Washington, D.C., United States, by a panel of three (3) independent arbitrators, one (1) of whom shall be named by each Party. The third (3rd) arbitrator, who shall act as Chairman, shall be appointed by the two (2) arbitrators named by each Party. In the event the arbitrators named by each Party fail to appoint a third (3rd) arbitrator within twenty (20) days of written notice by either Party, the Parties agree to allow the AAA to select the third (3rd) arbitrator. The panel of three (3) arbitrators shall be appointed within a period of forty-five (45) days from the date either Party commences the Arbitration Proceedings. The Arbitration Proceedings shall be conducted in the English language, provided that, upon the request of either Party, documents and testimony shall be translated, at the expense of the requesting party, into any language specified by the requesting Party.

C.	Any discovery associated with the Arbitration Proceedings shall take place in an expeditious and cost-effective manner and will be limited to the information directly relevant to the claim or controversy giving rise to the Dispute. Such discovery shall be conducted in accordance with the ICDR rules, and the Parties agree that depositions may be taken at the request of either Party, subject to the approval of the panel of arbitrators.

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D.	The arbitrators shall render a reasoned award in writing as determined by a majority vote. Their decision shall be final and conclusive. The relief that may be awarded by the arbitrators shall be compensatory in nature and the arbitrators have no authority to award punitive damages or any other damages except as authorized under the express terms and conditions of this Contract.

E.	All information relating to or disclosed by any Party in connection with the Arbitration Proceedings shall be treated by the Parties, the representatives of the Parties, and the arbitration panel as Proprietary Information and no disclosure of such information shall be made by either Party or the arbitration panel without the prior written authorization of the Party furnishing such information in connection with the Arbitration Proceedings.

F.	The Parties shall evenly divide the costs of the arbitrators. Each Party shall bear the burden of its own costs and counsel fees and expenses incurred in connection with Arbitration Proceedings under this Contract. The prevailing Party in the arbitration shall be awarded the costs of the arbitration and its reasonable attorneys fees if the arbitrators determine that the award of such costs and fees would be appropriate when the losing parties position lacked substantial merit.

G.	In the event either Party fails to comply with the decision of the arbitrators, judgment upon the award returned by the arbitrators may be entered in any court having jurisdiction over the Parties or their assets or application may be made to such court for judicial acceptance of the award and an order of enforcement, as the case may be.

H.	Notwithstanding the terms of Article 33.3.1 (Informal Dispute Resolution), either Party may, at its own expense seek preliminary or temporary injunctive relief, including specific performance, or relief in and of arbitration at any time from a court of competent jurisdiction where immediate irreparable harm to that Party is threatened by the other Party’s acts or omissions; provided, however, that requests for permanent injunctive relief shall be arbitrated pursuant to this Article 33.3.2 (Arbitration).

I.	Each party to this Contract consents to join or participate in any arbitration proceeding as necessary pursuant to the terms of the MPA.

33.4	Obligations During Dispute Resolution Process Each party shall perform all of its obligations under this Contract, provided that Boeing shall not be obligated to perform any portion of the Work under this Contract that is subject to a Dispute and where Customer has withheld corresponding Milestone payments that Boeing, in good faith,

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believes are due and owing under this Contract with respect to such portion of the Work. Customer shall continue to make Milestone payments with respect to any undisputed portion of the Work as they come due.

ARTICLE 34	STORAGE

34.1	Notification Customer may direct Boeing to store the Satellite after completion of PSR, for a period of up to thirty-six (36) months. If such direction is given later than three (3) months prior to the scheduled start of PSR, Customer shall be liable for payment of any Actual Costs associated with cancellation of activities such as satellite transport to the Launch Base. In such circumstance, Boeing shall provide appropriate evidence of the charges by the transportation company.

34.2	Storage Due to Late Delivery of Other Satellite In the event that the Satellite is Delivered on the date specified in Article 3.1 (Deliverable Items) and the Other Satellite is Delivered after the Delivery date specified in Article 3.1 (Deliverable Items), Boeing shall, to the extent such delayed Delivery was solely or substantially caused by Boeing and/or its subcontractors, be responsible for Ground Storage of the Satellite. The Ground Storage shall be provided by Boeing until the earlier to occur of: (i) Delivery of the Satellite and the Other Satellite pursuant to Article 3.2 (Delivery), or (ii) Customer’s request for the removal of the Satellite from Ground Storage. Ground Storage pursuant to this Article 34.2 (Storage due to Late Delivery of Other Satellite) and any necessary verification testing shall be provided by Boeing at no additional cost to the Customer.

34.3	Storage Location Ground Storage shall be performed at a Boeing controlled facility and shall be performed pursuant to the Satellite storage plan, as set forth in Exhibit A (Statement of Work).

34.4	Storage Prices The Firm Fixed Price for Ground Storage of the Satellite for the applicable Ground Storage periods shall be (***). The price for Ground Storage includes all costs associated with Ground Storage for the applicable period noted Table 34-4 below, as well as maintenance of critical units (for instance, the batteries) while in storage, but does not include periodic testing or the costs related to the post-Ground Storage testing as set forth in Exhibit D (Satellite Test Plan). Periodic Functional Tests shall be performed every six (6) months in accordance with Table 34-4. [

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The prices for performing a one-time Final Integration System and Test (“FIST”) and removal of the batteries after the Satellite has been in Ground Storage (***), prior to shipment to the Launch Site, shall be in accordance with Table 34-4 below.

Table 34-4

Description	Price (U.S.$ Millions)
	(***)	(***)	(***)
(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)

Customer may request Boeing, through a Major Change Order in accordance with Article 24.1 (Material Changes Requested by Customer), to perform additional post-Ground Storage verification testing in addition to those tests described in Exhibit D (Satellite Test Plan).

34.5	Payments Boeing shall invoice Customer on a monthly basis for the Satellite Ground Storage price, and upon completion of any testing provided for in Table 34-4. Customer shall pay such invoices within thirty (30) days following receipt of the applicable invoice from Boeing. After placement of a Satellite into Ground Storage and in accordance with Article 11.8, Boeing shall be paid for the full amount of all remaining payments that would have been due under the Contract for Milestones subsequent to Launch as if the Satellite had not been placed into Ground Storage. Payments under this Article 34 (Storage) shall be made in accordance with Article 5 (Payment and Adjustments).

34.6	Title and Risk of Loss Title and risk of loss to the Satellite delivered for Ground Storage shall remain with Boeing at the storage site. Boeing shall assume full responsibility for any loss or damage to the Satellite during Ground Storage.

34.7	Notification of Intention to Launch a Previously Stored Satellite In the event the Satellite is placed in Ground Storage, Customer shall notify Boeing in writing that the Satellite in Ground Storage should be removed from Ground Storage and delivered to the Launch Site. This notification must be received by Boeing not less than (***) months prior to the scheduled date for Launch of the Satellite.

34.8	Disposition of Satellite after (***) years in Storage If a Satellite has not been launched within (***) years after its PSR Completion Date for reasons not solely or substantially attributable to Boeing, then Boeing shall be paid and entitled to retain the full Firm Fixed Price with respect to such Satellite. Subject to Article 39 (Survivorship) neither Party shall have any further obligations to the other Party under this Contract, provided that Customer has met its obligations under this Contract, and Customer shall take title to the Satellite “as is.” Customer shall be responsible for and shall pay all Taxes associated delivery of the Satellites. Disposition of the Satellites shall be at the option of Customer, subject to Article 6 (Compliance with Laws and Directives), with costs of such disposition to be borne by Customer. Boeing shall have no liability in the event an export license is not issued for the benefit of Customer.

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ARTICLE 35	INDEMNIFICATION FOR PERSONAL INJURY AND PROPERTY DAMAGE

35.1	Boeing’s Indemnity Boeing, at its own expense, shall defend, indemnify and hold harmless Customer and its Affiliates, and its subcontractors (if any), their respective shareholders, directors, officers, agents, servants, assignees and employees, or any of them, from and against any losses, damages, and other liabilities, adjudicated (or provided in settlement of the matter) to be owing to a third party claimant as well as costs and expenses, including court costs and reasonable attorneys’ fees (collectively, “Losses”), incurred in connection with any third party claim or suit alleging personal injury, including death, or damage to the property of such third party claimant, in each case occurring prior to Intentional Ignition, but only if and to the extent such Losses were caused by, or resulted from, a negligent act or omission or willful misconduct of Boeing or its employees or representatives. For the avoidance of doubt, the Satellite in any stage of manufacture or operation shall not be considered as property subject to coverage under this Article 35.1 (Boeing’s Indemnity).

35.2	Customer’s Indemnity Customer shall indemnify and hold harmless Boeing, its subsidiaries, Affiliates, subcontractors and assignees and their respective directors, officers, agents, servants, and employees (individually an “Indemnitee”, collectively the “Indemnitees”) from and against any loss, damage, liability or expense (including attorneys’ fees and other expenses of investigating or defending claims and expenses related to establishing the right to indemnification) resulting from (i) any representation made by Customer to any third party relating to Work; (ii) any claim of any third party, which may arise in connection with the use, loss of use, operation, performance, non-performance, failure or degradation of the Satellite, whether or not such third party deals with or through Customer (including customers or insurers) or any agency or other governmental authority of Customer’s Country; or (iii) any other claims relating to the Satellite or harm caused by the Satellite and, in each case, arising after Intentional Ignition and whether or not such loss, damage, liability, or expense arises out of an act or omission, negligent or otherwise, of an Indemnitee or the Indemnitees.

35.3	Conditions to Indemnification The right to any indemnity specified in Article 22 (Intellectual Property Indemnification), Article 35.1 (Boeing’s Indemnity) and Article 35.2 (Customer’s Indemnity) shall be subject to the following conditions:

A.	The Party seeking indemnification shall promptly advise the other Party in writing of the filing of any suit or of any written or oral claim upon receipt thereof and shall provide the other Party, at its request and at the indemnifying Party’s expense, with copies of all documentation and reasonable assistance relevant to such suit or claim. Notwithstanding anything to the foregoing, a delay in providing written notice of a suit or claim shall not relieve a Party from its indemnity obligations unless such delay materially prejudices a Party’s ability to defend the suit or claim.

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B.	The Party seeking indemnification shall not make any admission nor shall it reach a compromise or settlement without the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed.

C.	The indemnifying Party shall assist and shall have the right to assume, when not contrary to the governing rules of procedure, the defense of any claim or suit in settlement thereof and shall satisfy any judgments rendered by a court of competent jurisdiction in such suits and shall make all settlement payments. The Party seeking indemnification may participate in any defense at its own expense, using counsel reasonably acceptable to the indemnifying Party, provided there is no conflict of interest and that such participation would not adversely affect the conduct of the proceedings.

35.4	Waiver of Subrogation Each Party shall obtain a waiver of subrogation and release of any right of recovery against the other Party and its Affiliates, contractors and subcontractors at any tier (including suppliers of any kind) and their respective directors, officers, employees, shareholders, and agents, that are involved in the performance of this Contract and from any insurer providing coverage for the risks subject to indemnification by the insured Party under this Article 35 (Indemnification for Personal Injury and Property Damage).

35.5	General Liability Insurance Each Party shall procure at its own expense and maintain in place comprehensive general liability insurance with such limits and on such terms and conditions with insurers of recognized reputation in order to provide for the payment of claims arising from the liabilities for which such Party has agreed to indemnify against under this Article 35 (Indemnification for Personal Injury and Property Damage). Each Party shall obtain a waiver of subrogation and release of any right of recovery against the other Party and its contractors and subcontractors at any tier (including suppliers of any kind) and the respective directors, officers, employees, shareholders and agents of each of the foregoing, that are involved in the performance of this Contract from any insurer providing coverage for the risks such Party has agreed to indemnify against under this Article 35 (Indemnification for Personal Injury and Property Damage). Each Party shall further procure at its own expense and maintain in place worker’s compensation insurance (or equivalent, in the case Customer is a non-U.S. entity) for such Party’s employees involved in the performance of this Contract.

ARTICLE 36	LIMITATION OF LIABILITY

36.1	A.	BOEING AND CUSTOMER ARE SOPHISTICATED PARTIES WITH SPECIAL EXPERTISE IN THE SUBJECT MATTER OF THIS CONTRACT, WHICH THE PARTIES NEGOTIATED AT ARMS’ LENGTH. THE PARTIES EXPRESSLY RECOGNIZE THAT SPACE VENTURES INVOLVE SUBSTANTIAL RISKS AND RECOGNIZE THE NEED TO DEFINE, APPORTION AND LIMIT CONTRACTUALLY ALL OF THE RISKS

BOEING / SATMEX PROPRIETARY

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ASSOCIATED WITH THIS SPACE VENTURE. THE PAYMENTS AND OTHER REMEDIES EXPRESSLY SET FORTH IN THIS CONTRACT FULLY REFLECT THE PARTIES’ NEGOTIATIONS, INTENTIONS AND BARGAINED-FOR ALLOCATION OF THE RISKS ASSOCIATED WITH COMMERCIAL SPACE VENTURES. IT IS THE INTENT OF THE PARTIES THAT THE PUBLIC INTEREST IS NOT INVOLVED IN THE SUBJECT MATTER OF THIS CONTRACT.

B.	BOEING MAKES NO WARRANTY OR AGREEMENT, EXPRESS OR IMPLIED, TO OR FOR THE BENEFIT OF ANY PERSON OR ENTITY OTHER THAN CUSTOMER CONCERNING THE PERFORMANCE OF THE SATELLITE OR ANY OTHER MATTERS RELATING TO WORK UNDER THIS CONTRACT.

C.

THE WARRANTY OBLIGATIONS OF BOEING AND THE REMEDIES AGAINST BOEING THEREFOR WHICH ARE EXPRESSLY SET FORTH IN ARTICLE 17 (REPRESENTATIONS AND WARRANTIES) OF THIS CONTRACT ARE SOLE AND EXCLUSIVE AND ARE IN SUBSTITUTION OF ANY OTHER WARRANTIES, EXPRESS OR IMPLIED (INCLUDING ANY STATUTORY WARRANTIES SUCH AS IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR IMPLIED WARRANTIES ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE) WHICH ARE EXPRESSLY DISCLAIMED. CUSTOMER’S SOLE AND EXCLUSIVE REMEDIES, AND BOEING’S SOLE AND EXCLUSIVE OBLIGATIONS FOR (i) ANY BREACH OF THIS CONTRACT, INCLUDING DELAY OR DEFAULT; (ii) ANY DEFECT IN DESIGN OR MANUFACTURE, NON-CONFORMANCE OR DEFICIENCY IN ANY WORK UNDER THIS CONTRACT OR IN ANY INFORMATION, INSTRUCTIONS, SERVICES OR OTHER THINGS PROVIDED PURSUANT TO THIS CONTRACT; (iii) LOSS OF, LOSS OF USE OF, OR DAMAGE TO ANY SATELLITE, OR (iv) ANY OTHER DAMAGES WHATSOEVER ARISING OUT OF OR RELATING TO THIS CONTRACT AND/OR THESE TRANSACTIONS CONTEMPLATED (WHETHER DENOMINATED AS CONTRACT, TORT (INCLUDING BUT NOT LIMITED TO NEGLIGENCE), EQUITABLE, STATUTORY OR OTHERWISE)) ARE LIMITED TO THOSE SET FORTH IN ARTICLE 11 (ORBITAL PERFORMANCE INCENTIVES), ARTICLE 13 (EXCUSABLE DELAYS), 14 (LIQUIDATED DAMAGES FOR LATE DELIVERY), 17 (REPRESENTATIONS AND WARRANTIES), 19 (TERMINATION FOR CONVENIENCE), 20 (TERMINATION FOR DEFAULT), 22 (INTELLECTUAL PROPERTY INDEMNIFICATION) AND 30 (CORRECTIVE MEASURES), AND ALL OTHER REMEDIES OR RECOURSE AGAINST BOEING OF ANY KIND ARE EXPRESSLY DISCLAIMED AND FOREVER WAIVED BY

BOEING / SATMEX PROPRIETARY

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CUSTOMER AND IN NO EVENT SHALL BOEING’S TOTAL AGGREGATE LIABILITY EXCEED (***). THE FOREGOING TOTAL LIABILITY CAP SHALL NOT REDUCE, INCREASE AFFECT OR MODIFY IN ANY RESPECT ANY DISCLAIMER, EXCLUSION OR LIMITATION OF CONTRACTOR’S LIABILITY TO CUSTOMER SET FORTH IN THIS CONTRACT, INCLUDING, WITHOUT LIMITATION, ARTICLE 12 (TITLE AND RISK OF LOSS) AND THIS ARTICLE 36 (LIMITATION OF LIABILITY).

D.	EXCEPT FOR THE PAYMENTS SET FORTH IN ARTICLE 11 (ORBITAL PERFORMANCE INCENTIVES), IN NO EVENT SHALL CONTRACTOR BE LIABLE TO CUSTOMER, AND CUSTOMER WAIVES, ANY RIGHT, CLAIM, OR REMEDY OF RECOVERY IT MAY HAVE AGAINST CONTRACTOR, ITS SUBCONTRACTORS AND ITS AND THEIR AFFILIATES, AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY) TORT (INCLUDING NEGLIGENCE) OR OTHERWISE FOR LOSS OF, LOSS OF USE OF, OR DAMAGE TO ANY SATELLITE OCCURRING AFTER LAUNCH.

36.2	EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES

EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS CONTRACT, NEITHER PARTY SHALL UNDER ANY CIRCUMSTANCES, UNDER ANY WARRANTY (EXPRESS, IMPLIED, OR STATUTORY) OR UNDER ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE, TORT, STRICT LIABILITY, CONTRACT, OR OTHER LEGAL OR EQUITABLE THEORY) HAVE ANY LIABILITY TO EACH OTHER OR TO CUSTOMER OR CUSTOMER’S CUSTOMERS OR TO ANYONE ELSE FOR ANY PUNITIVE, SPECIAL, CONSEQUENTIAL AND/OR INCIDENTAL DAMAGES, WHETHER OR NOT FORESEEABLE, INCLUDING BUT NOT LIMITED TO LOST REVENUES OR PROFITS, COST OF CAPITAL, OR ANY OTHER FORM OF ECONOMIC LOSS RESULTING FROM ANY BREACH OF THIS CONTRACT OR WITH RESPECT TO ANY DEFECT IN DESIGN OR MANUFACTURE, NON-CONFORMANCE OR DEFICIENCY IN ANY INFORMATION, INSTRUCTIONS, SERVICES OR OTHER THINGS PROVIDED PURSUANT TO THIS CONTRACT.

36.3	DEFINITION

For the purposes of this Article 36 (Limitation of Liability), the term “Contractor” includes not only Boeing Satellite Systems International, Inc. but also The Boeing Company, its subsidiaries, affiliates, subcontractors and assignees and their respective directors, officers, agents, servants, and employees.

BOEING / SATMEX PROPRIETARY

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

36.4	CUSTOMER LIMITATION OF LIABILITY

THE CUSTOMER’S TOTAL LIABILITY UNDER THIS CONTRACT, WHETHER IN EQUITY OR LAW, AND WHETHER IN CONTRACT OR TORT, SHALL NOT EXCEED, FOR EACH SATELLITE FROM WHICH SUCH LIABILITY ARISES, (***); AND ALL OTHER REMEDIES OR RECOURSE AGAINST CUSTOMER OF ANY KIND ARE EXPRESSLY DISCLAIMED AND FOREVER WAIVED BY CONTRACTOR.

36.5	GROSS NEGLIGENCE AND WILLFUL MISCONDUCT

NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE FOREGOING LIMITATIONS OF LIABILITY FOR EACH PARTY SHALL NOT APPLY (I) IN THE EVENT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR (II) TO CLAIMS FOR INDEMNIFICATION UNDER ANY ARTICLE, INCLUDING ARTICLE 22 (INTELLECTUAL PROPERTY INDEMNIFICATION) OR ARTICLE 35 (INDEMNIFICATION FOR PERSONAL INJURY AND PROPERTY DAMAGE).

ARTICLE 37	DISCLAIMER OF AGENCY

None of the provisions of this Contract shall be construed to mean that either Party is appointed or is in any way authorized to act as an agent of the other Party, except as provided for under the Master Procurement Agreement, and limited to the scope contemplated therein. This Contract does not constitute, create, give effect to, or otherwise recognize a joint venture, partnership or formal business organization of any kind. The rights and obligations of the Parties shall be limited to those in this Contract. Neither Boeing nor Customer shall have any authority to create or assume, in the name or on behalf of the other Party, any obligation, expressed or implied, or to act or purport to act as the agent or the legally empowered representative of the other Party, for any purpose whatsoever.

ARTICLE 38	WAIVER OF BREACH OF CONTRACT

A waiver of any provision or any breach of a provision of this Contract shall not be binding upon either Party unless the waiver is in writing, signed by a duly authorized representative of the Party to be bound, as applicable. Such waiver shall not be construed as thereafter waiving any rights or privileges not specifically addressed, and the same shall continue and remain in full force and effect as if no failure to enforce had occurred. No course of conduct by a Party shall constitute a waiver of any provision or any breach of a provision of this Contract unless a written waiver is executed in accordance with the provisions of this Article 38 (Waiver of Breach of Contract).

BOEING / SATMEX PROPRIETARY

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ARTICLE 39	SURVIVORSHIP

To the extent any related obligations under this Contract remain to be performed or by their nature would be intended to be applicable following termination or expiration of the Contract for whatever cause, Articles 5.3.1 (Interest), 5.5 (Payment Bank), 5.7 (Audit Rights and Procedures), 6 (Compliance with Laws and Directives), 8.1 (Satellite Acceptance), 16 (Inter-Party Waiver of Liability and Waivers of Subrogation), 8.5 (Orbital Performance Incentives), 8.6 (No Further Liability), 8.7 (Eclipse Test), 9.1.1 (DSS Software, SCIP Software and GCE Acceptance), 11 (Orbital Performance Incentives), 11.2 (Capacity OPI), 11.3 (Redundancy OPI), 12.1 (Satellite), 14.1 (Liquidated Damages), 14.2 (Remedy), 16 (Inter-Party Waiver of Liability and Waivers of Subrogation), 17.2 (Terms and Period of Warranty), 17.3 (Satellite Non-Conformances and Anomalies), 17.4 (Use Conditions Not Covered by Warranty), 18 (Taxes and Duties), 19.2 (Boeing Termination for Convenience Mitigation), 19.3 (Sole Remedy), 21 (Rights in Data), 22 (Intellectual Property Indemnification), 23 (Proprietary Information), 26 (Notices), 30 (Corrective Measures), 31 (Risk Management Services), 33 (Applicable Law and Dispute Resolution), 35 (Indemnification for Personal Injury and Property Damage), 36 (Limitation of Liability), 39 (Survivorship), 46 (No Third-Party Beneficiaries) and 48 (Waiver of Subrogation) shall survive. Termination or expiration of this Contract for any reason shall not release either Party from any liabilities or obligations set forth in this Contract that (i) the Parties have expressly agreed shall survive any such termination or expiration or (ii) remain to be performed or by their nature would be intended to be applicable following any such termination or expiration.

ARTICLE 40	CAPTIONS

The captions contained herein are for purposes of convenience only and shall not affect the construction of this Contract.

ARTICLE 41	BINDING EFFECT

This Contract shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Assignment of this Contract shall not relieve the assigning Party of any of its obligations nor confer upon the assigning Party any rights except as provided in this Contract.

ARTICLE 42	AMENDMENTS

This Contract may not be modified except by written amendment signed by duly authorized representatives of both Parties.

ARTICLE 43 STANDARD OF CONDUCT

Both Parties agree that all their actions in carrying out the provisions of this Contract shall be in compliance with applicable laws and regulations and neither Party will pay or accept bribes, kickbacks or other illegal payments, or engage in unlawful conduct.

BOEING / SATMEX PROPRIETARY

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ARTICLE 44	CONSTRUCTION

This Contract, including all its Exhibits, has been drafted jointly by the Parties and in the event of any ambiguities in the language hereof, there shall be no inference drawn in favor of or against either Party.

ARTICLE 45	COUNTERPARTS

This Contract has been issued in two counterparts and signed on the behalf of Customer and Boeing by persons authorized on their behalf.

ARTICLE 46	NO THIRD-PARTY BENEFICIARIES

This Contract is entered into solely between Customer and Boeing, and may be enforced only by Customer and Boeing and their permitted assigns, and is not intended to confer any benefits or rights beyond those expressly given. This Contract shall not be deemed to create any rights in, or liabilities to, third parties, including suppliers, customers, the Indemnified Parties identified in Article 22 (Intellectual Property Indemnification) (except for Customer) and owners of a Party, or to create any obligations of a Party to any such third parties, none of which may enforce any provision in this Contract, without limitation. Boeing and Customer expressly reserve the right to modify, amend, terminate or otherwise modify, any provision in this Contract, including those that mention the Indemnified Parties, without the consent of, or notice to, any third party, including the Indemnified Parties (except for Customer).

ARTICLE 47	LENDER REQUIREMENTS AND CUSTOMER FINANCIAL REPORTING

The Parties recognize this Contract may be financed through external sources. Notwithstanding anything to the contrary in this Contract, except for restrictions and conditions set forth in Article 6 (Compliance with Laws and Directives) and Article 23 (Proprietary Information), Boeing shall provide normal and customary support in connection with such financing and shall furnish to any Financing Entity any information (including, without limitation, this Contract) that such Financing Entity reasonably requires. Boeing agrees to negotiate in good faith and issue such documents as may be reasonably required by any Financing Entity to implement such financing, including a contingent assignment of this Contract to such Financing Entity, under terms reasonably acceptable to Boeing, but in no event shall Boeing be obligated to agree to anything (including agreement to make modifications to this Contract) that would impair, create a risk to, or otherwise prejudice its rights and benefits hereunder or increase its liabilities or obligations hereunder.

If requested by Boeing, Customer will engage in quarterly financial reviews with Boeing’s Finance executives to provide current financial information, as well as updates with respect to Customer’s capital raising efforts, until Final Acceptance of each Satellite to be delivered under this Contract.

BOEING / SATMEX PROPRIETARY

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ARTICLE 48	WAIVER OF SUBROGATION

Customer waives and shall cause its insurer(s) to waive all rights of subrogation against Boeing, its Affiliates, subcontractors and assignees and their respective directors, officers, agents, servants, and employees with respect to all rights, obligations, remedies and claims under, or related to, or arising from this Contract or the Deliverable Items, including all work performed, deliverables, or liabilities of any kind whatsoever, whether sounding in contract or in tort (including, but not limited to, negligence), to the fullest extent authorized by law.

ARTICLE 49	LANGUAGE AND UNITS OF MEASURE

The English language and U.S. units of measure shall be used with all Deliverable Data, correspondence, conduct of all meetings and all material, including labels and markings of equipment submitted by Boeing relating to this Contract. The controlling language for this Contract shall therefore be the English language.

(Signature page follows)

BOEING / SATMEX PROPRIETARY

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

IN WITNESS WHEREOF, the Parties have executed this Contract by their duly authorized officers as of the date set forth in the Preamble.

BOEING SATELLITE SYSTEMS INTERNATIONAL, INC.

By:	/s/ Jolene M. Gorton
Name:	Jolene M. Gorton
Title:	Director of Contracts

SATELITES MEXICANOS, S.A. DE C.V.

By:	/s/ Patricio Northland
Name:	Patricio Northland
Title:	CEO

BOEING / SATMEX PROPRIETARY